1933 Act Registration No. 333-65856

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective [X] Post-Effective
                          Amendment No. Amendment No. 1

                           MET INVESTORS SERIES TRUST
                         (PIMCO Total Return Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036


         It is proposed that this filing will become effective:

         [X]          immediately on filing pursuant to paragraph (b)
         [   ]        on ____________ pursuant to paragraph (b)
         [   ]        60 days after filing pursuant to paragraph (a)(1)
         [   ]        on ____________ pursuant to paragraph (a)(1)
         [   ]        75 days after filing pursuant to paragraph (a)(2)
         [   ]        on ____________ pursuant to paragraph (a)(2) of Rule 485
         [            ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            [MetLife Investors logo]


                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 August 24, 2001

Dear Contract Owner:

         As an Owner of a variable annuity contract (the "Contract") issued by MetLife Investors USA Insurance Company (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the BlackRock U.S. Government Income Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on October 5, 2001. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by PIMCO Total Return Portfolio ("PIMCO Total Return"), also a series of the Trust, in exchange for shares of PIMCO Total Return and the assumption by PIMCO Total Return of the identified liabilities of the Portfolio. You will receive Class A shares of PIMCO Total Return having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about PIMCO Total Return's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Trustees has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also fax your completed and signed voting instructions form (both front and back sides) to us at 1-888-796-9932, or vote through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by ALAMO Direct, our proxy solicitor, who will remind you to pass on your voting instructions.

          Thank you for taking this matter seriously and participating in this important process.



                                                  Sincerely,


                                                  /s/ Elizabeth M.  Forget
                                                  Elizabeth M. Forget
                                                  President
                                                  Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660

                   BlackRock U.S. Government Income Portfolio


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on October 5, 2001


To the Shareholders of Met Investors Series Trust:


         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the BlackRock U.S. Government Income Portfolio of Met Investors Series Trust (the "Trust"), a Delaware business trust, will be held at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660 on October 5, 2001 at 10:30 a.m. Pacific Time and any adjournments thereof (the "Special Meeting") for the following purpose:


1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of BlackRock U.S. Government Income Portfolio ("BlackRock Government") by PIMCO Total Return Portfolio ("PIMCO Total Return"), a series of the Trust, in exchange for shares of PIMCO Total Return and the assumption by PIMCO Total Return of the identified liabilities of BlackRock Government. The Plan also provides for distribution of these shares of PIMCO Total Return to shareholders of BlackRock Government in liquidation and subsequent termination of BlackRock Government. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of BlackRock Government.

         The Board of Trustees has fixed the close of business on August 17, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                      By order of the Board of Trustees


                                      Richard C. Pearson
                                      Secretary

August 24, 2001

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the voting instructions form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1) ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .....ABC Corp.

(2) ABC Corp. . . . . . . . . . . . . . . . . . . . .... . . John Doe, Treasurer

(3) ABC Corp.
    c/o John Doe, Treasurer . . . . . . . . ...... . . . . . . .........John Doe

(4) ABC Corp. Profit Sharing Plan ....... . . . . . . . . .....John Doe, Trustee

Trust Accounts

(1)      ABC Trust . . . . . . . . . . . . . . . . . . . . .Jane B. Doe, Trustee

(2)      Jane B. Doe, Trustee
         u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . .........Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA . . . ...........................John B. Smith

(2) Estate of John B. Smith . . . . . . . . . . . . John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


1.   Read the accompanying proxy information and voting instructions form.

2.   Go to https://vote.proxy-direct.com.

3.   Enter  the  14-digit   "CONTROL   NO."  from  the  middle  of  your  voting
     instructions form.

4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.

                            ACQUISITION OF ASSETS OF

                   BLACKROCK U.S. GOVERNMENT INCOME PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                          PIMCO TOTAL RETURN PORTFOLIO
                                   a series of
                           Met Investors Series Trust

                           PROSPECTUS/PROXY STATEMENT

                              DATED AUGUST 24, 2001



         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of BlackRock U.S. Government Income Portfolio ("BlackRock Government") for consideration at a Special Meeting of Shareholders to be held on October 5, 2001 at 10: 30 a.m. Pacific Time at the offices of Met Investors Series Trust (the "Trust"), 22 Corporate Plaza Drive, Newport Beach, California 92660, and any adjournments thereof (the "Meeting").


                                     GENERAL

         The Board of Trustees of the Trust has approved the proposed reorganization of BlackRock Government, which is a series of the Trust, into PIMCO Total Return Portfolio, also a series of the Trust ("PIMCO Total Return"). BlackRock Government and PIMCO Total Return are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios".

         MetLife Investors USA Insurance Company (the "Insurance Company") is the record owner of all of BlackRock Government's shares and at the Meeting will vote the shares of the Portfolio held in its separate account. The Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a New York life insurance company and a leading provider of insurance and financial products and services to individual and group customers.

         As an owner of a variable annuity contract or a variable life insurance policy (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of BlackRock Government that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of the Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in BlackRock Government. For simplicity, in this Prospectus/Proxy Statement:

          o "Record Holder" of BlackRock Government refers to the Insurance Company which holds BlackRock Government's shares of record;

          o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

          o    "shareholder" or "Contract Owner" refers to you.

         In the reorganization, all of the assets of BlackRock Government will be acquired by PIMCO Total Return in exchange for Class A shares of PIMCO Total Return and the assumption by PIMCO Total Return of the identified liabilities of BlackRock Government (the "Reorganization"). If the Reorganization is approved, Class A shares of PIMCO Total Return will be distributed to the Record Holder in liquidation of BlackRock Government, and BlackRock Government will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of PIMCO Total Return which have an aggregate net asset value equal to the aggregate net asset value of your shares of BlackRock Government.

         BlackRock Government is a separate diversified series of the Trust, a Delaware business trust and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). PIMCO Total Return is also a separate diversified series of the Trust. The investment objective of BlackRock Government is similar to that of PIMCO Total Return, as follows:

------------------------------------------------------- -------------------------------------------------------------

                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
BlackRock Government                                    To provide current income.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
PIMCO Total   Return                                    To  seek maximum   total  return,
                                                        consistent with   the
                                                        preservation of capital
                                                        and  prudent investment
                                                        management.
------------------------------------------------------- -------------------------------------------------------------


The investment strategies for BlackRock Government and PIMCO Total Return are similar.

         This Prospectus/Proxy Statement explains concisely the information about PIMCO Total Return that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference.
Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- --------------------------------------------------
Information about the Portfolios:                                     How to Obtain this Information:
--------------------------------                                      -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of BlackRock Government dated May 1, 2001                  Copies are available upon request and without
                                                                      charge if you:

Prospectus of PIMCO Total Return, dated  August 1, 2001, which
                                          ======

accompanies this Prospectus/Proxy Statement                           o    Write to the Trust at the address listed on
                                                                           the cover page of this Prospectus/Proxy
Statement of Additional Information of BlackRock Government and
Statement; orPIMCO Total Return, dated May 1, 2001, as amended
August 1, 2001                                                        o     Call(800) 848-3854 toll-free.

Annual Report of Security First Trust relating to BlackRock
U.S. Government Income Series (the predecessor of BlackRock
Government) for the year ended July 31, 2000

Semi-Annual Report of Security First Trust relating to the
predecessor of BlackRock Government for the six month period ended
January 31, 2001
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganizations:                                How to Obtain this Information:
-------------------------------------                                 -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated August 24, 2001,            A copy is available upon request and with charge if you:
which relates to this Prospectus/Proxy Statement and the
Reorganization
                                                                      o    Write to the Trust at the address listed on
                                                                           the cover page of this Prospectus/Proxy
                                                                           Statement; or

                                                                      o     Call(800) 848-3854 toll-free.
--------------------------------------------------------------------- --------------------------------------------------


         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


         Information relating to BlackRock Government contained in the Prospectus dated May 1, 2001 and to PIMCO Total Return contained in the
Prospectus dated August 1, 2001 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated August 24, 2001 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of Security First Trust relating to the predecessor of BlackRock Government for the year ended July 31, 2000 and the six month period ended January 31, 2001, is incorporated by reference in its entirety in this document. PIMCO Total Return commenced operations on February 12, 2001. Financial statements for the period ended June 30, 2001 are not currently available.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         An investment in a Portfolio of the Trust through a Contract:

o    is not a deposit  of, or  guaranteed  by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o    is not  endorsed  by any bank or  government  agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                               TABLE OF CONTENTS

SUMMARY........................................................................6
         Why is the Reorganization being proposed?.............................6
         What are the key features of the Reorganization?......................6
         After the Reorganization, what shares of  PIMCO Total Return will
           I own?..............................................................6
         How will the Reorganization affect me?................................7
         How do the Trustees recommend that I vote?............................7
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.......................................8
         How do the Portfolios' fees and expenses compare?....................10
         How do the Portfolios' performance records compare?..................12
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.........14
         Who will be the Manager,  Adviser and Portfolio Manager of my
           Portfolio after the Reorganization?  What will the management and advisory fees be after the Reorganization?.........................14
         What will be the primary federal tax consequence of the
           Reorganization?....................................................16
RISKS.........................................................................16
         Are the risk factors for the Portfolios the same?....................16
         What are the primary risks of investing in each Portfolio?...........16
         Are there any other risks of investing in each Portfolio?............19
INFORMATION ABOUT THE REORGANIZATION..........................................19
         Reasons for the Reorganization.......................................19
         Agreement and Plan of Reorganization.................................21
         Federal Income Tax Consequences......................................22
         Pro-forma Capitalization.............................................24
         Distribution of Shares...............................................24
         Purchase and Redemption Procedures...................................25
         Exchange Privileges..................................................25
         Dividend Policy......................................................25
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...............................26
         Form of Organization.................................................26
         Capitalization.......................................................26
         Shareholder Liability................................................26
         Shareholder Meetings and Voting Rights...............................27
         Liquidation..........................................................28
         Liability and Indemnification of Trustees............................28
VOTING INFORMATION CONCERNING THE MEETING.....................................28
         Shareholder Information..............................................31
         Control Persons and Principal Holders of Securities..................31
FINANCIAL STATEMENTS AND EXPERTS..............................................31
LEGAL MATTERS.................................................................31
ADDITIONAL INFORMATION........................................................31
OTHER BUSINESS................................................................32
EXHIBIT A   Form of Agreement and Plan of Reorganization.....................A-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibit.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statement of Additional Information relating to the Portfolios, and the form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to simplify the Trust's portfolio investment options by eliminating overlaps in the offering of funds with similar investment objectives and strategies. BlackRock Government is not expected to reach a level of assets necessary to achieve operational efficiency. In addition, although PIMCO Total Return recently commenced operations and does not have a significant operating history, the performance record of PIMCO Total Return Fund, another mutual fund advised by PIMCO Total Return's adviser having substantially identical investment objectives and investment policies as PIMCO Total Return, is, over the long term, better than that of BlackRock Government. Therefore, the Trustees believe that the Reorganization is in the best interests of each Portfolio's shareholders.

         What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

         o the transfer of all of the assets of BlackRock Government to PIMCO Total Return in exchange for Class A shares of PIMCO Total Return;

         o the assumption by PIMCO Total Return of the identified liabilities of BlackRock Government (the identified liabilities consist only of those liabilities reflected on BlackRock Government's statement of assets and liabilities determined immediately preceding the Reorganization);

          o    the liquidation of BlackRock  Government by distribution of Class
               A  shares  of  PIMCO  Total  Return  to  BlackRock   Government's
               shareholders; and

          o    the   structuring of   the Reorganization as a  tax-free
               reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about October 8, 2001.

         After the Reorganization, what shares of PIMCO Total Return will I own?

         If you own shares of BlackRock Government, you will own Class A shares of PIMCO Total Return.

         The new shares you receive will have the same total value as your shares of BlackRock Government, as of the close of business on the day immediately prior to the Reorganization.

         How will the Reorganization affect me?

         It is anticipated that the Reorganization will benefit you as well as the Record Holder as follows:


         o FUTURE COST SAVINGS: The operating expenses of PIMCO Total Return may potentially decrease over the long term in comparison to those of BlackRock Government due to the spreading of fixed costs over a larger pool of assets. There are currently no significant cash flows in BlackRock Government due in principal part to limited distribution. Conversely, it is anticipated, although no assurances can be given, that over the long term PIMCO Total Return's assets will significantly increase through sales of its shares.


         o OPERATING EFFICIENCIES: Upon the combination of BlackRock Government and PIMCO Total Return, operating efficiencies may be achieved by PIMCO Total Return because it will have a greater level of assets. As of June 30, 2001, BlackRock Government's total assets were approximately $30 million, and PIMCO Total Return's total assets were approximately $14 million.


         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Your Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in PIMCO Total Return after the Reorganization. After the Reorganization your Contract values will depend on the performance of PIMCO Total Return rather than that of BlackRock Government. Neither the Trust nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by MetLife or one of its affiliates.


         Like BlackRock Government, PIMCO Total Return will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate account (not to you) at least once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of PIMCO Total Return. Dividends and distributions paid on BlackRock Government are automatically reinvested in additional shares of the Portfolio, unless a shareholder elects to have dividends and/or distributions paid in cash.

         How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of BlackRock Government and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of BlackRock Government.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust have also approved the Plan on behalf of PIMCO Total Return.

         How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The investment objective of BlackRock Government is similar to that of PIMCO Total Return and the investment strategies of each Portfolio are similar. Currently, each Portfolio principally invests with approximately equal weighting and credit quality in the same classes of debt securities. In addition, although each Portfolio's investment objective is stated differently, in practice each Portfolio seeks current income and capital gain from decreases in interest rates and other factors. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

         The following tables summarize a comparison of BlackRock Government and PIMCO Total Return with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statement of Additional Information relating to the Portfolios.

   ------------------ -------------------------------------------------------------------------------
                      BlackRock Government
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         To provide current income.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally invests at least 80% of its assets in debt securities and at least
   Investment         65% of its assets in U.S. government securities (primary obligations of or
   Strategies         guaranteed by the U.S. government or its agencies), including direct obligations of the U.S. Treasury,  such as Treasury bills, notes and  bonds.  Securities  purchased  are rated in the highest rating category;  currently average credit quality is AAA.

                      Selects debt securities from several categories, including
                      residential  and  commercial   mortgage-backed  securities
                      (such  as  collateralized  mortgage  obligations  and GNMA certificates), and non-mortgage asset backed securities.

                      Purchases securities with the potential for above-average current income.

                      Average  weighted  maturity  as of June  30,  2001 for its fixed  income  securities  was 9.3 years;  its  investment securities  are  structured  to have  comparable  duration
                      (5.60  years  as  of  June  30,  2001)  to  its  benchmark
                      (approximately 5.43 years as of June 30, 2001).
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      PIMCO Total Return
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         To seek maximum total return,  consistent with the preservation of
   Objective          capital and prudent investment management.
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally  invests  at least  65% of its  assets  in a  diversified
   Investment         portfolio of fixed income instruments  (primarily investment grade
   Strategies         debt securities,  U.S. government securities and commercial paper and other short-term obligations).  Currently average credit quality is AAA.

                      May  invest  up  to  20%  of  its  assets  in   securities
                      denominated  in foreign  currencies  and may invest beyond
                      this  limit  in  U.S.  dollar-denominated   securities  of
                      foreign  issuers.  Normally  hedges  at  least  75% of its exposure  to foreign  currency  to reduce the risk of loss due to fluctuating exchange rates.

                      "Total return" which it seeks consists of income earned on its investments,  plus capital  appreciation  arising from
                      decreases   in   interest   rates  or   improving   credit
                      fundamentals for a particular sector or security.

                      May  invest  all of its  assets  in  derivatives,  such as options,  futures  contracts  or  swap  agreements,  or in mortgage- or asset-backed  securities.  May also engage in forward  commitments,  when-issued  and  delayed  delivery
                      securities   transactions.   May  seek  to  obtain  market
                      exposure to  securities  in which it primarily  invests by entering a series of  purchase  and sale  contracts  or by using  investment  techniques  such as buy backs or dollar rolls.

                      Invests in debt securities of varying maturities;  average portfolio duration normally varies from 3 to 6 years based on forecasted  interest rates (average duration as of June
                      30, 2001 was 4.91 years).
   ------------------ -------------------------------------------------------------------------------


         The principal risks of investing in PIMCO Total Return are similar to those of investing in BlackRock Government. They include:

         For Both Portfolios:

o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o Mortgage related security risk - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investments in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates)

o Asset-backed security risk - if non-mortgage asset-backed securities fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support the payments on the securities.

         For PIMCO Total Return:

         o    Foreign  investment  risk  -  investments  in  foreign  securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o Derivatives risk - the use of options, futures and other derivatives, although designed to hedge the Portfolio's investments against currency exposure, may not be successful and could result in losses to the Portfolio.

For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         The  Portfolios   have  other   investment   policies,   practices  and
restrictions which, together with their related risks, are also set forth in the Portfolios' Prospectuses and Statement of Additional Information.

         Because BlackRock Government and PIMCO Total Return have similar investment objectives and similar investment strategies, it is not anticipated that the securities held by BlackRock Government will be sold in significant amounts in order to comply with the policies and investment practices of PIMCO Total Return in connection with the Reorganization.

         How do the Portfolios' fees and expenses compare?

         BlackRock Government offers one class of shares (Class A). PIMCO Total Return currently offers two classes of shares (Classes A and B) but Class B is not part of the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A shares of each of the Portfolios. The table entitled "PIMCO Total Return Pro Forma" shows you what the fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for Class A shares of BlackRock Government and PIMCO Total Return set forth in the following table and in the examples are based on the estimated expenses for BlackRock Government and PIMCO Total Return for the year ending December 31, 2001. The amounts for Class A shares of PIMCO Total Return (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of PIMCO Total Return would be for the year ending December 31, 2001 assuming the Reorganization takes place.

         The Class A shares of the Portfolios are not charged any initial or deferred sales charge, any 12b-1 fees, or any other transaction fees.

THIS TABLE DOES NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

Fees and Expenses (as a percentage of average daily net assets)

------------------------------- ----------------------------- ---------------------------- ----------------------------
                                BlackRock Government          PIMCO Total Return           PIMCO Total Return
                                (Class A)                     (Class A)                    Pro Forma (Class A)
------------------------------- ----------------------------- ---------------------------- ----------------------------
------------------------------- ----------------------------- ---------------------------- ----------------------------
Management Fees                 0.24% (2)                     0.41% (2)                    0.41% (2)
------------------------------- ----------------------------- ---------------------------- ----------------------------
------------------------------- ----------------------------- ---------------------------- ----------------------------
Other Expenses                  0.47%                         0.24%                        0.24%
                                -----                         -----                        -----

------------------------------- ----------------------------- ---------------------------- ----------------------------
------------------------------- ----------------------------- ---------------------------- ----------------------------
Total Annual Portfolio          0.71%                         0.65%                        0.65%
Operating Expenses (1)
------------------------------- ----------------------------- ---------------------------- ----------------------------


(1) Met Investors Advisory Corp. and the Trust have entered into an Expense Limitation Agreement whereby, for a period of at least one year from February 5, 2001, the total annual portfolio expenses of BlackRock Government and PIMCO Total Return will not exceed, in any year in which the Agreement is in effect, the following percentages: 0.71% for BlackRock Government and 0.65% for PIMCO Total Return. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory Corp. may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory Corp. Absent these fee waivers/expense reimbursement arrangements, the total annual portfolio operating expenses for the year ending December 31, 2001 are estimated to be: 1.02% for BlackRock Government, 0.74% for PIMCO Total Return, and 0.74% for PIMCO Total Return (Pro Forma).


(2) Reflects Met Investors Advisory Corp.'s fee waiver under the Expense Limitation Agreement. Absent the fee waiver/expense reimbursement provisions, the advisory fee would be 0.55% for BlackRock Government and 0.50% for PIMCO Total Return.

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in BlackRock Government versus PIMCO Total Return and PIMCO Total Return pro forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period, that the Portfolios' operating expenses remain the same, that you reinvest all of your dividends, and that all expense caps remain in effect at the current expense ratio. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Examples of Portfolio Expenses

-------------------------------- ------------------------------ ------------------------------ -----------------------------
                                     BlackRock Government            PIMCO Total Return             PIMCO Total Return
                                           (Class A)                      (Class A)                Pro Forma (Class A)
-------------------------------- ------------------------------ ------------------------------ -----------------------------
-------------------------------- ------------------------------ ------------------------------ -----------------------------
After 1 year                     $72                            $66                            $66
-------------------------------- ------------------------------ ------------------------------ -----------------------------
-------------------------------- ------------------------------ ------------------------------ -----------------------------
After 3 years                    $227                           $208                           $208
-------------------------------- ------------------------------ ------------------------------ -----------------------------
-------------------------------- ------------------------------ ------------------------------ -----------------------------
After 5 years                    $395                           $362                           $362
-------------------------------- ------------------------------ ------------------------------ -----------------------------
-------------------------------- ------------------------------ ------------------------------ -----------------------------
After 10 years                   $881                           $810                           $810
-------------------------------- ------------------------------ ------------------------------ -----------------------------


         How do the Portfolios' performance records compare?

         The following charts show how BlackRock U.S. Government Income Series, a portfolio of Security First Trust and the predecessor of BlackRock Government, has performed in the past. The assets and liabilities of the predecessor fund were transferred to BlackRock Government on February 12, 2001. PIMCO Total Return commenced operations on February 12, 2001 and therefore does not have a full year's investment performance record; for the period ended June 30, 2001, PIMCO Total Return's total return was 1.10%. Performance information for a comparable fund managed by PIMCO Total Return's investment adviser, for periods prior to January 1, 2001, is presented below. Past performance is not an indication of future results.

         PERFORMANCE DOES NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)

         The chart below shows the percentage gain or loss for the shares of the predecessor of BlackRock Government in each full calendar year since the inception of the portfolio on May 19, 1993. BlackRock Advisors, Inc. has been the Portfolio's Adviser since March 27, 1998. Prior to that date, a different firm managed the Portfolio and the performance set forth below prior to March 27, 1998 is attributable to that firm.

         The chart should give you a general idea of the risks of investing in BlackRock Government by showing how the predecessor portfolio's return has varied from year-to-year. This chart includes the effects of portfolio expenses. Total return amounts are based on the inception date of the predecessor portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ.

   ---------------------------------------------------------------------------------------------------------------------------
                                            BlackRock U.S. Government Income Series
   ---------------------------------------------------------------------------------------------------------------------------
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
                    1994           1995           1996            1997           1998           1999           2000
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   15%
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   10%                             13.5%                                                                       13.0%
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   5%                                                             7.0%           7.4%
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   0%               -2.9%                         3.6%                                          -2.5%
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------
   -5%
   ---------------- -------------- -------------- --------------- -------------- -------------- -------------- ---------------

                  Best Quarter:     4th Quarter 2000  +4.83%
                  Worst Quarter:    1st Quarter 1994 -2.54%

         For the six month period ended June 30, 2001, the Portfolio's total return was 2.33%.

         The next table lists the average annual total return of BlackRock Government's predecessor portfolio over the past one and five years and since inception (through December 31, 2000). This table includes the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in BlackRock Government by comparing its predecessor's performance with an appropriate widely recognized index of securities and a blended index, which you can find at the bottom of the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2000)


     ----------------------------------- -------------- ----------------- ---------------- ---------------------

                                           Inception         1 year           5 Years       Performance Since
                                             Date                                               Inception
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     ----------------------------------- -------------- ----------------- ---------------- ---------------------

     BlackRock U.S. Government Income    5/19/93             13.00%            5.56%              5.20%
     Series
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     Lehman Brothers Intermediate                            10.50%            6.20%              6.10%
     Government Bond Index
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     Blended  Index (50% Lehman                              12.54%            7.33%              6.58%*
     Brothers MBS Index, 50% Merrill
     Lynch 10-Year Treasury Index)
     ----------------------------------- -------------- ----------------- ---------------- ---------------------

         *  From May 31, 1993

     The Lehman Brothers Intermediate Government Bond Index is a widely recognized unmanaged index measuring the performance of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding. The blended index consists of the Lehman Brothers MBS Index and Merrill Lynch 10-Year
     Treasury Index. The Lehman Brothers MBS Index is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (Federal National Mortgage Association or FNMA) and Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC). The Merrill Lynch 10-Year Treasury Index is an unmanaged index that tracks the current 10-Year Treasury securities.

     Prior Experience with Comparable Fund

         PIMCO Total Return and the PIMCO Total Return Fund, which is advised by the same adviser as PIMCO Total Return, have substantially similar investment objectives, policies, and strategies. Since PIMCO Total Return commenced operations in February 2001, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of the adviser, performance information regarding the PIMCO Total Return Fund is presented below. Management fees paid by the PIMCO Total Return Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the PIMCO Total Return Fund, the average annual return during the periods would have been approximately 0.25% lower than the numbers set forth below. This result assumes that the current management fee paid by the PIMCO Total Return Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Total Return Fund and the Portfolio will vary.

         The table below compares the PIMCO Total Return Fund's average annual compounded total returns for the 1-year, 5-year and 10-year periods through December 31, 2000 with the Lehman Brothers Aggregate Bond Index.

-------------------------------------------------- -------------------------------------------------------------------
                                                              Average Annual Total Return as of 12/31/2000
                                                         1 Year                 5 Year                10 Year
                                                          ------                 ------                -------
PIMCO Total Return Fund -
Institutional shares                                      12.09%                  7.19%                 9.21%
Lehman Brothers Aggregate Bond Index
                                                          11.63%                  6.46%                 7.96%
-------------------------------------------------- ---------------------- ---------------------- ---------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year.

         For a detailed discussion of the manner of calculating total return, please see the Portfolios' statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among your Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of PIMCO Total Return. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

         Who will be the Manager, Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

Management of the Portfolios

         The overall management of BlackRock Government and of PIMCO Total Return is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Manager

     Met Investors Advisory Corp. (the "Manager") is the investment manager for each Portfolio. The Manager selects and pays the fees of the Advisers for each Portfolio and monitors each Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

         Facts about the Manager:


          o The Manager was formerly known as Security First Investment Management Corporation and is an indirect subsidiary of MetLife.

          o The Manager manages with its affiliates the family of investment portfolios sold to separate accounts of MetLife's insurance company subsidiaries to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $22.7 billion as of June 30, 2001.

          o The Manager is located at 22 Corporate Plaza Drive, Newport Beach, California 92660.

Adviser

         Pacific Investment Management Company LLC ("the Adviser") is the investment adviser to PIMCO Total Return. Pursuant to an Advisory Agreement with the Manager, the Adviser furnishes continuously an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Adviser:


         o The Adviser is a subsidiary of PIMCO Advisors L.P., which in turn is controlled by Allianz AG, a European-based, multinational insurance and financial services holding company. The Adviser was organized in 1971 and provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.

          o The Adviser managed approximately $216 billion in assets as of December 31, 2000.

          o The Adviser is located at 840 Newport Center Drive, Suite 300, Newport, Beach, California 92660.

Portfolio Management

         The day-to-day management of PIMCO Total Return is handled by a portfolio management team led by William H. Gross, a Managing Director, the Chief Investment Officer and a founding partner of PIMCO.

Management Fee

         For its management and supervision of the daily business affairs of PIMCO Total Return, the Manager is entitled to receive a monthly fee at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

         The Manager may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, as described above, the Trust and the Manager have entered into an Expense Limitation Agreement with respect to PIMCO Total Return.

Advisory Fees

         Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to PIMCO Total Return. The Portfolio does not pay a fee to the Adviser.

         What will be the primary federal tax consequence of the Reorganization?

         Prior to or at the completion of the Reorganization, BlackRock Government and PIMCO Total Return will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be realized by BlackRock Government or its Record Holder for federal income tax purposes as a result of receiving shares of voting stock of PIMCO Total Return in connection with the Reorganization. The holding period and aggregate tax basis of shares of voting stock of PIMCO Total Return that are received by the Record Holder of BlackRock Government will be the same as the holding period and aggregate tax basis of shares of BlackRock Government previously held by such Record Holder, provided that such shares of BlackRock Government are held as capital assets. In addition, the holding period and tax basis of the assets of BlackRock Government in the hands of PIMCO Total Return as a result of the Reorganization will be the same as in the hands of BlackRock Government immediately prior to the Reorganization, and no gain or loss will be recognized by PIMCO Total Return upon the receipt of the assets of BlackRock Government in exchange for voting stock of PIMCO Total Return and the assumption by PIMCO Total Return of BlackRock Government's identified liabilities. The
Trust believes that the Contract Owners will have no taxable income as a consequence of the Reorganization.

                                      RISKS

         Are the risk factors for the Portfolios the same?

         Yes. The risk factors are similar due to the similarities of the investment objectives and policies between BlackRock Government and PIMCO Total Return. The risks of PIMCO Total Return are described in greater detail in the Portfolio's Prospectus.

         What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Portfolios.

---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Interest Rate Risk.

---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
BlackRock Government  PIMCO Total        BlackRock Government normally invests at least 80% of its assets in
                      Return             debt securities, including mortgage-backed and non-mortgage asset-backed  securities,  and at least
                                         65% of its  assets  in U.S.  government
                                         securities; PIMCO Total Return normally
                                         invests  at least 65% of its  assets in
                                         fixed  income  instruments,   including
                                         corporate       debt        securities,
                                         mortgage-backed     and    non-mortgage
                                         asset-backed   securities,   and   U.S.
                                         government securities. In addition, the
                                         average  weighted  maturity  as of June
                                         30, 2001 for fixed income securities of
                                         BlackRock  Government was 9.3 years and
                                         the  duration  of its  benchmark  as of
                                         June  30,  2001 was  approximately  5.6
                                         years;  PIMCO Total  Return  invests in
                                         debt  securities of varying  maturities
                                         and  the   average   duration   of  its
                                         investment  securities  as of June  30,
                                         2001 was 4.91 years.

         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


                                         Each  of the  following  Portfolios  is
                                         subject to Credit Risk.

---------------------------------------- --------------------------------------
--------------------- ------------------ --------------------------------------
BlackRock Government  PIMCO Total        Each may invest in debt securities,
                      Return             including  mortgage- and
                                         asset-backed securities; PIMCO Total
                                         Return also invests in derivatives.

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.


                                         Each  of the  following  Portfolios  is
                                         subject to  Mortgage  Related  Security
                                         Risk.

---------------------------------------- ---------------------------------------
--------------------- ------------------ ---------------------------------------
BlackRock Government  PIMCO Total        Each may invest in mortgage-backed
                      Return             securities, ncluding in the case
                                         of BlackRock Government collateralized
                                         mortgage obligations and GNMA
                                         certificates.
--------------------- ------------------ ---------------------------------------

         Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that a Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Portfolio to a lower rate of return when it reinvests the principal. Further, a Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Portfolio's shares to fluctuate more.

---------------------------------------- ---------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Asset-Backed Security Risk.

---------------------------------------- ---------------------------------------
--------------------- ------------------ ---------------------------------------
BlackRock  Government  PIMCO Total       Each may invest in non-mortgage
                       Return            asset-backed securities.

--------------------- ------------------ ---------------------------------------

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

---------------------------------------- ---------------------------------------
                                         The following Portfolio is subject to
                                         Foreign Investment Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
PIMCO Total Return                       May  invest up to 20% of
                                         its assets in securities denominated in
                                         foreign   currencies  and  beyond  this
                                         limit   in   U.S.    dollar-denominated
                                         securities of foreign issuers. Normally
                                         hedges at least 75% of its  exposure to
                                         foreign currency.
---------------------------------------- ---------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

          o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets.

          o Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

          o    Costs  of  buying,   selling  and  holding  foreign   securities,
               including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

---------------------------------------- ---------------------------------------
                                         The  following  Portfolio is subject to
                                         Derivatives Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
PIMCO Total Return                       May invest in derivatives,
                                         such as options,  futures  contracts or
                                         swap agreements.
---------------------------------------- ---------------------------------------

         The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

         Are there any other risks of investing in each Portfolio?

         It is anticipated that both Portfolios' annual portfolio turnover rate will exceed 100%. Annual turnover rate of 100% or more is considered high and results in greater brokerage and other transaction costs which are borne by a Portfolio and its shareholders.

                      INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

         The Reorganization is part of an overall plan to reduce the number of portfolios of the Trust with overlapping investment objectives and policies so as to attempt to improve the operating efficiencies of the Trust's remaining portfolios.

         At a special meeting held on June 5, 2001, a majority of the Trustees of the Trust, including all of the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of BlackRock Government, and that the interests of existing shareholders of BlackRock Government will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the historical performance of PIMCO Total Return (including its retail fund counterpart) over the one-year period ended April 30, 2001 was similar to that of BlackRock Government and over the three-year period ended April 30, 2001 had exceeded that of BlackRock Government. Both Portfolios currently have similar portfolio holdings and sector allocations, and PIMCO Total Return offers a more diversified approach to bond investing.

         The Trustees considered the relative size of each Portfolio, including the benefits of BlackRock Government being associated with a larger combined entity. Although as of March 31, 2001, BlackRock Government's assets were approximately $32 million and PIMCO Total Return's assets were approximately $7 million, the Trustees were informed that there were little, if any, positive cash flows into BlackRock Government during the past few years and no prospect of any significant sales in the future. As of June 30, 2001, BlackRock Government's assets remained at approximately $30 million while PIMCO Total Return's assets grew to approximately $14 million. The Trustees were also informed that the relatively small size of BlackRock Government, with no reasonable expectation of significant asset growth, will likely impair the Portfolio's ability to achieve maximum operating efficiency.

         In addition, the Trustees considered, among other things:

          o    the terms and conditions of the Reorganization;

          o the fact that the Reorganization would not result in the dilution of shareholders' interests;

          o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

          o the expense ratios, fees and expenses of BlackRock Government and PIMCO Total Return;

          o    the fact that  BlackRock  Government  and PIMCO Total Return have
               similar   investment    objectives   and   principal   investment
               strategies;

          o the fact that the Manager has contractually agreed to limit the total annual operating expenses of PIMCO Total Return and that the current operating expense limitation with respect to BlackRock Government will likely not be renewed after May 1, 2002;

          o the fact that MetLife or an affiliate of MetLife will bear the expenses incurred by BlackRock Government and PIMCO Total Return in connection with the Reorganization;

          o the benefits to shareholders, including operating efficiencies, to be achieved from participating in a restructuring of the investment portfolios to be offered in connection with the Insurance Company's insurance products and to employee benefit plans;

          o the fact that PIMCO Total Return will assume the identified liabilities of BlackRock Government;

          o the fact that the Reorganization is expected to be tax free for federal income tax purposes; and

          o alternatives available to shareholders of BlackRock Government, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees met with their counsel regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of BlackRock Government and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of BlackRock Government for approval.

         The Trustees of the Trust have also approved the Plan on behalf of PIMCO Total Return.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of BlackRock Government will be acquired by PIMCO Total Return in exchange for Class A shares of PIMCO Total Return and the assumption by PIMCO Total Return of the identified liabilities of BlackRock Government on or about October 8, 2001 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, BlackRock Government will endeavor to discharge all of its known liabilities and obligations. PIMCO Total Return will not assume any liabilities or obligations of BlackRock Government other than those reflected in an unaudited statement of assets and liabilities of BlackRock Government prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m.
Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         The number of full and fractional Class A shares of PIMCO Total Return to be received by the shareholders of BlackRock Government will be determined by multiplying the number of outstanding full and fractional shares of BlackRock Government by a factor which shall be computed by dividing the net asset value per share of BlackRock Government by the net asset value per share of the Class A shares of PIMCO Total Return. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         At or prior to the Closing Date, BlackRock Government will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's shareholders all of the Portfolio's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

         The custodian for the Portfolios will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Portfolios' Prospectuses and statement of additional information, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, BlackRock Government will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of voting stock of PIMCO Total Return received by BlackRock Government. The liquidation and distribution will be accomplished by the establishment of accounts in the names of BlackRock Government's shareholders on PIMCO Total Return's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of voting stock of PIMCO Total Return due to BlackRock Government's shareholders. All issued and outstanding shares of BlackRock Government will be canceled. The shares of voting stock of PIMCO Total Return to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, BlackRock Government will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by BlackRock Government's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of BlackRock Government's shareholders, the Plan may be terminated (a) by the mutual agreement of BlackRock Government and PIMCO Total Return; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Reorganization is consummated, MetLife or an affiliate of MetLife will pay the expenses incurred by BlackRock Government and PIMCO Total Return in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by BlackRock Government, PIMCO Total Return or their shareholders.

         If   BlackRock   Government's   shareholders   do   not   approve   the
Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal
Revenue Code of 1986, as amended (the "Code"). The Trust believes that the Contract Owners will have no taxable income as a consequence of the Reorganization. As a condition to the closing of the Reorganization, PIMCO Total Return and BlackRock Government will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of BlackRock Government solely in exchange for shares of voting stock ("voting stock") of PIMCO Total Return and the assumption by PIMCO Total Return of the identified liabilities of BlackRock Government followed by the distribution of PIMCO Total Return's voting stock to the Record Holder of BlackRock Government in dissolution and liquidation of BlackRock Government, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and PIMCO Total Return and BlackRock Government will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by PIMCO Total Return upon the receipt of the assets of BlackRock Government solely in exchange for the voting stock of PIMCO Total Return and the assumption by PIMCO Total Return of the identified liabilities of BlackRock Government;

         (3) No gain or loss will be recognized by BlackRock Government on the transfer of its assets to PIMCO Total Return in exchange for PIMCO Total Return's voting stock and the assumption by PIMCO Total Return of the identified liabilities of BlackRock Government or upon the distribution (whether actual or constructive) of PIMCO Total Return's voting stock to BlackRock Government's Record Holder in exchange for its shares of BlackRock Government;

         (4) No gain or loss will be recognized by BlackRock Government's Record Holder upon the exchange of its shares of BlackRock Government for voting stock of PIMCO Total Return in liquidation of BlackRock Government;

         (5) The aggregate tax basis of the voting stock of PIMCO Total Return received by each Record Holder of BlackRock Government pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of BlackRock Government held by such Record Holder immediately prior to the Reorganization, and the holding period of the voting stock of PIMCO Total Return received by the Record Holder of BlackRock Government will include the period during which the shares of BlackRock Government exchanged therefor were held by such Record Holder (provided that the shares of BlackRock Government were held as a capital asset on the date of the Reorganization); and

         (6) The tax basis of the assets of BlackRock Government acquired by PIMCO Total Return will be the same as the tax basis of such assets to BlackRock Government immediately prior to the Reorganization, and the holding period of such assets in the hands of PIMCO Total Return will include the period during which the assets were held by BlackRock Government.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, the Record Holder of BlackRock Government would recognize a taxable gain or loss equal to the difference between its tax basis in its Portfolio shares and the fair market value of the shares of PIMCO Total Return it received.


Pro-forma Capitalization

         The following table sets forth the capitalizations of BlackRock Government and PIMCO Total Return as of June 30, 2001 and the capitalization of PIMCO Total Return on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 0.5192 Class A shares of PIMCO Total Return issued for each Class A share of BlackRock Government.

           Capitalization of BlackRock Government, PIMCO Total Return
                       and PIMCO Total Return (Pro Forma)

---------------------------------- ------------------------- ---------------------------- ----------------------------
                                     BlackRock Government        PIMCO Total Return           PIMCO Total Return
                                                                                                  (Pro Forma)
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Net Assets
   Class A                               $29,989,314                 $4,824,786                   $34,814,100
   Class B                                   N/A                     $9,500,798                   $9,500,798
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Total Net Assets                         $29,989,314                 $14,325,584                  $44,314,898
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Net Asset Value Per Share
   Class A                                  $5.26                      $10.13                       $10.13
   Class B                                   N/A                       $10.11                       $10.11
---------------------------------- ------------------------- ---------------------------- ----------------------------
Shares Outstanding
   Class A                                5,706,263                    476,512                     3,436,732
   Class B                                   N/A                       940,074                      940,074
---------------------------------- ------------------------- ---------------------------- ----------------------------

Total Shares Outstanding                  5,706,263                   1,416,586                    4,376,806
      ==================

---------------------------------- ------------------------- ---------------------------- ----------------------------

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

         The Trust does not sell its shares directly to the public. The Trust continuously sells shares of each Portfolio only to Insurance Company separate accounts and to qualified pension and employee profit-sharing plans. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.


         MetLife Investors Distribution Company ("MID"), an indirect wholly-owned subsidiary of MetLife, serves as the distributor for the Trust's shares. MID distributes each Portfolio's shares directly and through broker-dealers, banks, or other financial intermediaries. BlackRock Government currently offers only Class A shares; PIMCO Total Return currently offers both Class A and Class B shares (Class B shares of PIMCO Total Return are not part of the Reorganization.) Each class has a separate distribution arrangement and bears its own distribution expenses, if any.


         In the proposed Reorganization, shareholders of BlackRock Government will receive Class A shares of PIMCO Total Return. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of either Portfolio. Class A shares are only available to certain classes of investors, such as shareholders who receive shares of PIMCO Total Return in the Reorganization, for additional purchases under a shareholder's existing Contract and in connection with contracts offered through various MetLife distribution channels. In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which the Portfolios serve as investment vehicles. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this class of shares are contained in the Portfolios' Prospectuses.

Purchase and Redemption Procedures

         The Insurance Company Contract Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolios. No fee is charged by a Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether the Insurance Company charges any fees for redeeming your interest in a Contract.

         MID places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for each Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

         The  Insurance  Company  Contract  Prospectus   indicates  whether  the
Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         BlackRock Government has qualified and intends to continue to qualify, and PIMCO Total Return expects to qualify in its initial year, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the Record Holder, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to the Record Holder.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         The Trust is organized as a Delaware business trust and is governed by its Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of the Portfolios and other mutual funds of various asset classes. The Trust currently offers shares of its portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Company and to qualified pension and retirement plans.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by a Portfolio.

         Shares of BlackRock Government are currently offered in Class A and shares of PIMCO Total Return are currently offered in Class A and Class B (Class B is not part of the Reorganization). Shares of the classes of each Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio and by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no similar statutory or other authority limiting business trust shareholder liability exists in any other state.

         To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

         The Trust on behalf of each Portfolio is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote. Each $100 of the account value of a variable life insurance policy allocated to a Portfolio is entitled to one vote and fractional votes are counted.

         The Declaration of Trust also provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

         Under the 1940 Act, absent exemptive relief from the SEC, all investment advisory contracts of the Trust must be approved by shareholders. As further described in the Portfolios' Prospectuses, the Trust and the Manager have filed an application with the SEC seeking an order, which among other things, would permit the Manager to retain or terminate an unaffiliated Adviser to a Portfolio without shareholder approval, although shareholders would receive notice of such action. No assurances can be given that the Trust and the Manager will receive the requested order.

Liquidation

         In the event of the liquidation of either Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. In either case, the assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

         Under the Declaration of Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust;
(2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by
(a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, the By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is being sent to shareholders of BlackRock Government in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 10: 30 a.m. Pacific Time, October 5, 2001, at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of BlackRock Government on or about August 27, 2001.


         The Board of Trustees of the Trust has fixed the close of business on August 17, 2001 as the record date (the "Record Date") for determining the shareholders of BlackRock Government entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate account, owns all the shares of BlackRock Government and is the shareholder of record of BlackRock Government at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of BlackRock Government. The Insurance Company has undertaken to vote its shares of BlackRock Government for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of BlackRock Government held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to your Insurance Company or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


         If you wish to participate in the Meeting, you may submit by mail the voting instructions form included with this Prospectus/Proxy Statement, transmit your voting instructions by fax or by the Internet or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.)


         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted in accordance with the instructions marked on the returned voting instructions form.

         o    Unless  instructions  to the  contrary  are  marked on the  voting
              instructions   form,   it  will   be   voted   FOR  the   proposed
              Reorganization and FOR any other matters deemed appropriate.

         o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

         Approval of the Reorganization will require the affirmative vote of a majority of the votes of BlackRock Government, cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% of the votes at any shareholders' meeting). As of the Record Date, the shareholder of record of all of the shares of BlackRock Government was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about September 17, 2001 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory Corp., its affiliates or other representatives of BlackRock Government (who will not be paid for their soliciting activities). In addition, voting instructions solicitations may be made by ALAMO Direct, BlackRock Government's proxy solicitor. The estimated cost of the voting instructions solicitation is approximately $7,000. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by MetLife or an affiliate of MetLife. Neither the Trust nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of BlackRock Government do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holder may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holder or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of PIMCO Total Return are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information


         The Record Holder of BlackRock Government at the close of business on August 17, 2001 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of BlackRock Government owned as of the Record Date. As of the Record Date, the total number of shares (Class A) of BlackRock Government outstanding and entitled to vote was 5,597,611.


         As of August 17, 2001, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of each of BlackRock Government and PIMCO Total Return, respectively.

Control Persons and Principal Holders of Securities

         On August 17, 2001 to the knowledge of the Trustees and management of the Trust, MetLife Investors USA Insurance Company Separate Account A owned of record 100% of the shares of BlackRock Government.

         The Insurance Company has advised the Trust that as of August 17, 2001 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the voting securities of BlackRock Government.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Security First Trust relating to BlackRock U.S. Government Income Series, the predecessor of BlackRock Government, for the year ended as of July 31, 2000, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of PIMCO Total Return will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of voting instructions will vote thereon in accordance with their judgment.

       THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF SUCH PLAN.


August 24, 2001

                                                                Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 6th day of August, 2001, by and between Met Investors Series Trust, a Delaware business trust with its principal place of business at 22 Corporate Plaza Drive, Newport Beach, California 92660 (the "Trust"), with respect to its PIMCO Total Return Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its BlackRock U.S. Government Income Portfolio series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

          WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

          1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

          1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling
     Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

          1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                   VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Funds' custodian at the Closing Date, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about October 8, 2001 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Trust, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Selling Fund at the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at January 31, 2001 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since January 31, 2001 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment income and realized capital gains and has met the diversification requirements of Section 817 (h) of the Code and the rules thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The unaudited financial statements of the Acquiring Fund at June 30, 2001 to be delivered to the Selling Fund prior to the Closing Date, will be in accordance with generally accepted accounting principles consistently applied, and such statements will fairly reflect the financial condition of the Acquiring Fund as of such date and there will be no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) The Acquiring Fund expects to qualify for treatment as a regulated investment company under subchapter M of the Code, and expects to meet the diversification requirements of Section 817(h) of the Code and the rules thereunder, for its taxable year which includes the Closing Date.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

          5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Agreement and Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Agreement and Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.


                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).


                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from Deloitte & Touche LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Deloitte & Touche LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Deloitte & Touche LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.


                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by MetLife Investors Group, Inc. or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

          13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                           MET INVESTORS SERIES TRUST ON BEHALF OF BLACKROCK U.S. GOVERNMENT INCOME PORTFOLIO



                           By:    /s/ Elizabeth M. Forget
                              ---========================--------------
                           Name: Elizabeth M. Forget


                           Title: President



                           MET INVESTORS SERIES TRUST ON BEHALF OF PIMCO TOTAL RETURN PORTFOLIO



                           By:    /s/ Elizabeth M. Forget
                              ---========================--------------
                           Name: Elizabeth M. Forget


                           Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                   BLACKROCK U.S. GOVERNMENT INCOME PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        By and In Exchange For Shares of

                          PIMCO TOTAL RETURN PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST


         This Statement of Additional Information, dated August 24, 2001, relating specifically to the proposed transfer of the assets and liabilities of BlackRock U.S. Government Income Portfolio ("BlackRock Government"), a series of Met Investors Series Trust (the "Trust"), to PIMCO Total Return Portfolio ("PIMCO Total Return"), also a series of the Trust, in exchange for Class A shares of beneficial interest, $.001 par value per share, of PIMCO Total Return (to be issued to holders of shares of BlackRock Government), consists of the information set forth below pertaining to BlackRock Government and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of BlackRock Government and PIMCO Total Return dated May 1, 2001, as amended August 1, 2001;

     (2) Annual Report of BlackRock U.S. Government Income Series, a portfolio of Security First Trust, for the year ended July 31, 2000;

     (3) Semi-Annual Report of BlackRock U.S. Government Income Series for the six month period ended January 31, 2001; and

     (4)  Pro Forma Financial Statements dated as of June 30, 2001.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of BlackRock Government and PIMCO Total Return dated August 24, 2001. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to BlackRock Government or PIMCO Total Return at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST


         This Statement of Additional Information provides supplementary information pertaining to shares of the twenty-three investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), a diversified, open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2001 and, with respect to the Class A shares and Class E shares of certain Portfolios, August 1, 2001 (collectively, the "Prospectus") for, as applicable, the Class A, Class B and Class E shares of the J. P. Morgan Quality Bond Portfolio, J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan
Enhanced Index Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Firstar Balanced Portfolio, Firstar Equity Income Portfolio, Firstar Growth & Income Equity Portfolio, BlackRock Equity Portfolio, BlackRock U.S. Government Income Portfolio, PIMCO Total Return Portfolio, PIMCO Money Market Portfolio, PIMCO Innovation Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Met/Putnam Research Portfolio, Janus Aggressive Growth Portfolio, and Oppenheimer Capital Appreciation Portfolio which may be obtained by writing the Trust at 22 Corporate Plaza Drive, Newport Beach California 92660 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


         The date of this Statement of Additional Information is May 1, 2001, as amended on August 1, 2001.

                                Table of Contents

                                                                           Page



INVESTMENT OBJECTIVES AND POLICIES..........................................4
         Asset-Backed Securities............................................4
         Brady Bonds........................................................5
         Convertible Securities.............................................5
         Depositary Receipts................................................6
         Dollar Roll Transactions...........................................6
         Eurodollar and Yankee Dollar Obligations...........................7
         Floaters...........................................................8
         Foreign Currency Transactions......................................8
         Foreign Securities................................................11
         Forward Commitments, When-Issued and Delayed Delivery Securities..14
         High Yield/High Risk Debt Securities..............................14
         Hybrid Instruments................................................15
         Illiquid Securities...............................................16
         Interest Rate Transactions........................................16
         Investment Grade Corporate Debt Securities........................17
         Loans and Other Direct Indebtedness...............................17
         Money Market Securities...........................................18
         Mortgage-Backed Securities........................................19
         Municipal Fixed Income Securities.................................21
         Options and Futures Strategies....................................22
         Other Investment Companies........................................27
         Portfolio Turnover................................................28
         Preferred Stocks..................................................28
         Real Estate Investment Trusts.....................................28
         Repurchase Agreements.............................................29
         Reverse Repurchase Agreements.....................................29
         Rights and Warrants...............................................30
         Securities Loans..................................................30
         Short Sales.......................................................31
         U.S. Government Securities........................................31
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds..........31
INVESTMENT RESTRICTIONS....................................................32
         Fundamental Policies..............................................32
         Non-Fundamental Policies..........................................33
PERFORMANCE INFORMATION....................................................35
         Total Return......................................................35
         Yield.............................................................36
         Non-Standardized Performance......................................37
PORTFOLIO TRANSACTIONS.....................................................37
MANAGEMENT OF THE TRUST....................................................40
         Trustees and Officers.............................................40
         Committees of the Board...........................................42
         Compensation of the Trustees......................................43
INVESTMENT ADVISORY AND OTHER SERVICES.....................................43
         The Manager.......................................................43
         The Advisers......................................................50
         The Administrator.................................................53
         The Distributor...................................................53
         Code of Ethics....................................................55
         Custodian.........................................................55
         Transfer Agent....................................................55
         Legal Matters.....................................................56
         Independent Auditors..............................................56
REDEMPTION OF SHARES.......................................................56
NET ASSET VALUE............................................................56
FEDERAL INCOME TAXES.......................................................58
ORGANIZATION AND CAPITALIZATION OF THE TRUST...............................59
FINANCIAL STATEMENTS.......................................................62
APPENDIX................................................................A - 1

----------------------
         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.

Asset-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, BlackRock Equity, BlackRock U.S. Government Income, Janus Aggressive Growth and PIMCO Total Return Portfolios)

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Brady Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Janus Aggressive Growth and PIMCO Total Return Portfolios)

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Convertible Securities (All Portfolios except BlackRock U.S. Government Income, PIMCO Money Market and PIMCO Innovation Portfolios)

         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Depositary Receipts (All Portfolios except J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, BlackRock U.S. Government Income, PIMCO Money Market and PIMCO Total Return Portfolios)


         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The J.P. Morgan Enhanced Index, J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock, Firstar Equity Income, Firstar Balanced and Firstar Growth & Income Equity Portfolios will only invest in American Depositary Receipts. The J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan Small Cap Stock Portfolios do not expect to invest more than 10% of their total assets in American Depository Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, BlackRock Equity and PIMCO Innovation Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.


Dollar Roll Transactions (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, BlackRock U.S. Government Income, PIMCO Money Market, PIMCO Total Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

         The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

         A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar and Yankee Dollar Obligations (J.P. Morgan Quality Bond, Firstar Balanced, BlackRock Equity, BlackRock U.S. Government Income, MFS Mid Cap Growth, PIMCO Money Market, PIMCO Total Return, Oppenheimer Capital Appreciation, Janus Aggressive Growth and MFS Research International Portfolios)

     Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floaters (BlackRock U.S. Government Income, PIMCO Money Market, PIMCO Total Return and Janus Aggressive Growth Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (J.P. Morgan Quality Bond, J.P. Morgan International Equity, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth and Met/Putnam Research Portfolios)

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios except J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index and BlackRock U.S. Government Income Portfolios)

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorable by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.


         The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 10%, 10% and 25%, respectively, of their total assets will be invested in foreign securities. The investment adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading amrket in the U.S. to be "foreign securities."


     The J.P. Morgan Enhanced Index, the J.P. Morgan Select Equity and J.P. Morgan Small Cap Stock Portfolios may only invest in equity securities of foreign corporations listed on a U.S. securities exchange or denominated or principally traded in the U.S. dollar. The J.P. Morgan Quality Bond Portfolio does not expect to invest more than 25% of its total assets in securities of foreign issuers. In the case of the J.P. Morgan Quality Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         The Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity Portfolios do not except that more than 15%, 15% and 5%, respectively, of their total assets will be invested in foreign securities. The BlackRock Equity Portfolio does not expect that more than 5% of its total assets will be invested in foreign securities. The MFS Mid Cap Growth Portfolio expects that less than 20% of its total assets will be invested foreign securities.

         The PIMCO Total Return Portfolio does not expect that more than 20% of its total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio, PIMCO Innovation and the Met/Putnam Research Portfolio do not expect that more than 35% of their assets will be invested in foreign securities.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan International Equity, Firstar Balanced and Firstar Equity Income and PIMCO Money Market Portfolios)

         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, BlackRock Equity, MFS Mid Cap Growth, Janus Aggressive Growth and PIMCO Total Return Portfolios)

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the investment adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the investment adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Hybrid Instruments (J.P. Morgan Quality Bond, BlackRock Equity, Janus Aggressive Growth and PIMCO Total Return Portfolios)

         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (15% with respect to J.P. Morgan Quality Bond Portfolio) of each Portfolio's total assets. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid  Securities (All Portfolios  except J.P. Morgan Select Equity,  Firstar
Balanced,   Firstar  Equity  Income,  Firstar  Growth  &  Income  Equity,  PIMCO
Innovation and Met/Putnam Research Portfolios)

         Each Portfolio may invest up to 15% (10% in the case of PIMCO Money Market Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the applicable 15% or 10% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% (or 10%, as applicable)of its assets invested in illiquid or not readily marketable securities.

Interest Rate Transactions (J.P. Morgan Quality Bond, BlackRock U.S. Government Income, BlackRock Equity, PIMCO Total Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

Investment Grade Corporate Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, Firstar Growth & Income Equity, BlackRock Equity, PIMCO Money Market, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, MFS Mid Cap Growth and MFS Research International Portfolios)

         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (J.P. Morgan Quality Bond, PIMCO Total Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities  (All Portfolios)
-----------------------

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.
         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.

Mortgage-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, Firstar Growth & Income Equity, BlackRock U.S.
Government Income, BlackRock Equity, PIMCO Money Market, PIMCO Total Return, Janus Aggressive Growth and MFS Research International Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         The J.P. Morgan Quality Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it would end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowing, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or its investment adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Municipal Fixed Income Securities (J.P. Morgan Quality Bond, Firstar Balanced, Firstar Growth & Income Equity, PIMCO Total Return and PIMCO Innovation Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except PIMCO Money Market Portfolio)


         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its investment adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The investment advisers to the J.P. Morgan Small Cap Stock, Lord Abbett Bond Debenture, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett Growth Opportunities, Firstar Growth & Income Equity and Firstar Balanced Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The investment adviser to the Firstar Equity Income Portfolio does not presently intend to buy or sell put or call options (although they may write covered call options), but may do so in the future. The investment adviser to the PIMCO Total Return Portfolio does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.
         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the J.P. Morgan Quality Bond Portfolio, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the J.P. Morgan Quality Bond Portfolio's purchases of options on securities.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's investment adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's investment adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A  Portfolio   may  purchase   interest   rate  futures   contracts  in
anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, the BlackRock Equity Portfolio will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked-to-market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its investment adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's investment adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies (All Portfolios except J.P. Morgan Quality Bond, J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan International Equity, BlackRock Equity, PIMCO Money Market and Met/Putnam Research Portfolios)

         In connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio.

         Each Portfolio does not intend to invest in other investment companies unless, in the investment adviser's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees.

Portfolio Turnover


         While it is impossible to predict portfolio turnover rates, the investment advisers to the Portfolios other than the BlackRock U.S. Government Income , J.P. Morgan Quality Bond , J.P. Morgan Select Equity , MFS Mid Cap Growth , MFS Research International , Janus Aggressive Growth , Met/Putnam Research , PIMCO Total Return , PIMCO Innovation and Lord Abbett Growth Opportunities Portfolios anticipate that portfolio turnover will generally not exceed 100% per year. The investment advisers to the BlackRock U.S. Government Income , Lord Abbett Growth Opportunities and Janus Aggressive Growth Portfolios anticipate that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The investment adviser to the J.P. Morgan Quality Bond and J.P. Morgan Select Equity Portfolios anticipates that portfolio turnover rates generally will not exceed 300% and 150%, respectively. The investment adviser to the MFS Mid Cap Growth and MFS Research International Portfolios anticipates that portfolio turnover generally will not exceed 200% and 150%, respectively, per year. The investment adviser to the Met/Putnam Research Portfolio anticipates that portfolio turnover generally will exceed 100% per year. The investment advisers to the PIMCO Total Return and PIMCO Innovation Portfolios anticipate that portfolio turnover generally will not exceed 200% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.


Preferred Stocks (All Portfolios except J.P. Morgan Select Equity, BlackRock U.S. Government Income and PIMCO Money Market Portfolios)

         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts (All Portfolios except Lord Abbett Bond Debenture, Firstar Balanced, Firstar Equity Income, Firstar Growth & Income Equity, BlackRock Equity, BlackRock U.S. Government Income, PIMCO Total Return, PIMCO Money Market, MFS Mid Cap Growth, MFS Research International and Oppenheimer Capital Appreciation Portfolios)

         A Portfolio may each invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements (All Portfolios except J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan International Equity Portfolios)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (All Portfolios except J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity, J.P. Morgan International Equity, Firstar Balanced, Firstar Equity Income, Firstar Growth & Income Equity, BlackRock Equity, MFS Mid Cap Growth and MFS Research International Portfolios)

         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants (All Portfolios except J.P. Morgan Quality Bond, J.P. Morgan Select Equity, Lord Abbett Bond Debenture, Firstar Equity Income, BlackRock U.S. Government Income, PIMCO Innovation and PIMCO Money Market Portfolios)

         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans  (All Portfolios)
----------------

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or investment adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's investment adviser to be of good standing and will not be made unless, in the judgment of the investment adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (BlackRock U.S. Government Income, BlackRock Equity, MFS Mid Cap Growth, Janus Aggressive Growth and PIMCO Total Return Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

U.S. Government Securities (All Portfolios except J.P. Morgan International Equity Portfolio)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, Firstar Growth & Income Equity, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation and Janus Aggressive Growth Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to MFS Mid Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities.

         3.       Concentration

         Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S.
government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

     (4) Invest in companies for the purpose of exercising management or control.

         In addition, as a matter of operating policy, the J.P. Morgan Enhanced Index, J.P. Morgan Small Cap Stock, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Firstar Balanced and Firstar Equity Income Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

         The BlackRock Equity Portfolio and the PIMCO Total Return Portfolio will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

         The PIMCO Total Return Portfolio will not invest more than 5% of its net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         With respect to real estate investments, as a matter of operating policy, the J.P. Morgan Quality Bond, J.P. Morgan Select Equity, J.P. Morgan Enhanced Index, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Putnam Research Portfolios will not invest in real estate limited partnership interests.


         With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the J.P. Morgan Quality Bond and PIMCO Total Return Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. There is no current policy limiting the percentage of assets of the J.P. Morgan Quality Bond and PIMCO Total Return Portfolios which may be invested in when-issued commitments.


         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging.

         With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's investment adviser.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

         From time to time, the Trust may quote the J.P. Morgan Quality Bond Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the BlackRock U.S. Government Income Portfolio's, the PIMCO Money Market Portfolio's and the PIMCO Total Return Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The annualized current yield for the PIMCO Money Market Portfolio is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the PIMCO Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The 30-day yield for the Trust's other fixed income Portfolios will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              YIELD = 2[(a-b+1)6-1]
                                       cd

Where:   a =      dividends and interest earned during the period

          b    = expenses accrued for the period (net of reimbursement)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d    = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS
         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's investment adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

         An Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement with the Manager ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

         The following table shows the amounts of brokerage commissions paid by certain Portfolios' predecessor funds during the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998 or July 31, 2000, July 31, 1999
and July 31, 1998, as noted.

                                                   Brokerage Commissions Paid
                   Portfolio              2000        1999                 1998
                   ---------              ----        ----                 ----
J. P. Morgan Quality Bond             $19,038         $10,634                NA
J.P. Morgan Small Cap Stock           104,913         128,288            91,650
J.P. Morgan Enhanced Index            237,879         174,716            59,636
J.P. Morgan Select Equity             301,646         564,579           437,251
J.P. Morgan International Equity      285,841         267,666           255,634
Lord Abbett Bond Debenture              8,839           5,341             3,461
Lord Abbett Mid-Cap Value             164,367         109,084            53,000
Lord Abbett Developing Growth          39,308          25,992            15,664
Lord Abbett Growth & Income         1,168,068      1,325,443(1)              NA
Firstar Balanced                        9,352           6,617             3,945
Firstar Equity Income                   6,235          12,897            10,665
Firstar Growth and Income Equity       29,797          16,692            13,871
BlackRock Equity*                      97,806          28,759           109,018
BlackRock U.S. Government Income*           0               0                 0


-----------------------
*For the fiscal year ended July 31.

 (1)     For the period 1/8/99 through 12/31/99.

In 2000, the percentage of and actual aggregate dollar amount of commissionable transactions effected through an affiliated broker for the J.P. Morgan Small Cap Stock and J.P. Morgan Select Equity Portfolios were as follows:

J.P. Morgan Small Cap Stock Portfolio
     with Archipelago Holding, LLC- 0.0205%/$2,152

J.P. Morgan Select Equity Portfolio
     with Archipelago Holding, LLC - 0.0001%/$42


For 2000, none of the other J.P. Morgan Portfolios' commissionable transactions were executed through broker-dealers affiliated with an Adviser.





                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers.

Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660.



                                                              Position(s)                   Principal Occupation(s)
                                                          Held with Registrant                During Past 5 Years
                                                          --------------------                -------------------
Name, Age and Address
Elizabeth M. Forget*  (34)                             President and Trustee       Since July 2000, President of Met
                                                                                   Investors Advisory Corp.; from June 1996
                                                                                   to July 2000, President and Director of
                                                                                   Marketing and Product Development of
                                                                                   Equitable Distributors, Inc.; from
                                                                                   September 1993 to June 1996, a Vice
                                                                                   President of Bankers Trust Company

Stephen M. Alderman  (41)                              Trustee                     Partner in the law firm of Garfield and
                                                                                   Merel, Ltd.

Jack R. Borsting  (71)                                 Trustee                     Since 1995, Executive Director, Center
                                                                                   for Telecommunications Management,
                                                                                   University of Southern California;
                                                                                   Director, Northrup Grumman Corp., Plato
                                                                                   Learning, Inc. and Whitman Education Group

Gregory P. Brakovich*  (48)                            Executive Vice President    Since April 2000, Co-Chief Executive
                                                       and Trustee                 Officer of MetLife Investors Group, Inc.
                                                                                   (formerly Security First Group, Inc.),
                                                                                   MetLife Investors Distribution Company
                                                                                   and Met Investors Advisory Corp.; from
                                                                                   April 1996 to April 2000, Co-Chief
                                                                                   Executive Officer and President of
                                                                                   Equitable Distributors, Inc. and Senior
                                                                                   Vice President of the Equitable Life
                                                                                   Assurance Society of the United States

Theodore A. Myers  (70)                                Trustee                     Since 1993, Financial Consultant; Trustee
                                                                                   of various Van Kampen American Capital
                                                                                   closed-end funds

Tod A. Parrott  (63)                                   Trustee                     Since June 1996, Managing Partner,
                                                                                   Rockaway Partners Ltd. (financial
                                                                                   consultants); from 1990 to May 1996,
                                                                                   Executive Vice President of Pasadena
                                                                                   Capital Corporation; Director, U.S. Stock
                                                                                   Transfer Co.

Dawn M. Vroegop  (34)                                  Trustee                     Since September 1999, Managing Director,
                                                                                   Dresdner RCM Global Investors; from July
                                                                                   1994 to July 1999, Director, Schroder
                                                                                   Capital Management International

Roger T. Wickers  (65)                                 Trustee                     Since 1995, retired; from 1980 to 1995,
                                                                                   Senior Vice President and General
                                                                                   Counsel, Keystone Group Inc. and the
                                                                                   Keystone Group of Mutual Funds; from 1995
                                                                                   to 1998, Chairman of the Board of
                                                                                   Directors of two American International
                                                                                   Group mutual funds

James A. Shepherdson, III  (48)                        Executive Vice President    Since April 2000, Co-Chief Executive
                                                                                   Officer of MetLife Investors Group, Inc.,
                                                                                   MetLife Investors Distribution Company
                                                                                   and Met Investors Advisory Corp.; from
                                                                                   April 1996 to April 2000, Co-Chief
                                                                                   Executive Officer and President of
                                                                                   Equitable Distributors, Inc. and Senior
                                                                                   Vice President of the Equitable Life
                                                                                   Assurance Society of the United States

Richard C. Pearson  (57)                               Vice President and          Since November 2000, Vice President,
                                                       Secretary                   General Counsel and Secretary of Met
                                                                                   Investors Advisory Corp.; since prior to
                                                                                   1995, President of MetLife Investors
                                                                                   Group, Inc. and officer of its
                                                                                   subsidiaries

R. Mark Brandenberger  (34)                            Vice President, Chief       Since July 2000, Executive Vice President
                                                       Financial Officer and       - Planning and Finance of MetLife
                                                       Treasurer                   Investors Group, Inc., and since March
                                                                                   2001, Met Investors Advisory Corp. and
                                                                                   Met Investors Distribution Company; from
                                                                                   October 1996 to June 2000, Vice President
                                                                                   - Strategic Planning of Equitable
                                                                                   Distributors, Inc.; from July 1993 to
                                                                                   September 1996, Manager - Fund Accounting
                                                                                   of Pacific Investment Management Company


* "Interested person" of the Trust (as that term is defined in the 1940 Act).

Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) ("Disinterested Trustees"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the Independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees.

         The Trust has a Valuation Committee consisting of Elizabeth M. Forget, James A. Shepherdson, R. Mark Brandenberger, and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Shepherdson or Mr. Brandenberger from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual fee of $20,000 plus (i) an additional fee of $2,000 for each regularly scheduled Board meeting attended,
(ii) $2,000 for each special Board meeting attended, (iii) $1,000 for each special committee meeting attended, and (iv) $500 for each telephone meeting attended, plus reimbursement for expenses in attending in-person meetings.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


         As of June 30, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Trust.


                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

         The Trust is managed by Met Investors Advisory Corp. (the "Manager") (formerly known as Security First Investment Management Corporation) which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Distribution Company.

         The Trust and Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and
(v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

------------------------------------------------------------ ---------------------------------------------------------
                         Portfolio                                                     Fee
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Quality Bond                                     0.55% of first $75 million of such assets plus 0.50% of
                                                             such assets over $75 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Small Cap Stock                                  0.85%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Enhanced Index                                   0.60% of first $50 million of such assets plus 0.55% of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Select Equity                                    0.65% of first $50 million of such assets plus 0.60 of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan International Equity                             0.80% of first $50 million of such assets plus 0.75% of
                                                             such assets over $50 million up to $350 million plus
                                                             0.70% of such assets over $350 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Bond Debenture                                   0.60%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett  Mid-Capn Value                                  0.70%   of
                                                             first $200  million
                                                             of such assets plus
                                                             0.65%    of    such
                                                             assets   over  $200
                                                             million  up to $500
                                                             million plus 0.625%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Developing Growth                                0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett  Growth  and Income                              0.60%   of
                                                             first $800  million
                                                             of such assets plus
                                                             0.55%    of    such
                                                             assets   over  $800
                                                             million  up  to  $2
                                                             billion  plus 0.50%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth Opportunities                             0.70%
                                                             of    first    $200
                                                             million   of   such
                                                             assets  plus  0.65%
                                                             of such assets over
                                                             $200  million up to
                                                             $500  million  plus
                                                             0.625%    of   such
                                                             assets   over  $500
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Firstar Balanced                                             1.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Firstar Equity Income                                        1.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Firstar Growth and Income                                    1.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
BlackRock Equity                                             0.65%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
BlackRock U.S. Government Income                             0.55%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Total Return                                           0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Money Market                                           0.40%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Innovation                                             1.05%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS  Mid   Cap    Growth                                     0.65% of first $150
                                                             million   of   such
                                                             assets  plus 0.625%
                                                             of such assets over
                                                             $150  million up to
                                                             $300  million  plus
                                                             0.60%    of    such
                                                             assets   over  $300
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS  International Research                                  0.80%  of
                                                             first $200  million
                                                             of such assets plus
                                                             0.75%    of    such
                                                             assets   over  $200
                                                             million  up to $500
                                                             million  plus 0.70%
                                                             of such assets over
                                                             $500   up   to   $1
                                                             billion  plus 0.65%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/Putnam Research                                          0.80% of first $250 million of such assets plus 0.75%
                                                             of such assets over $250 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Janus  Aggressive   Growth
                                                             0.80% of first $100
                                                             million   of   such
                                                             assets  plus  0.75%
                                                             of such assets over
                                                             $100  million up to
                                                             $500  million  plus
                                                             0.70%    of    such
                                                             assets   over  $500
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Capital Appreciation                             0.65%
                                                             of    first    $150
                                                             million   of   such
                                                             assets  plus 0.625%
                                                             of such assets over
                                                             $150  million up to
                                                             $300  million  plus
                                                             0.60%    of    such
                                                             assets   over  $300
                                                             million  up to $500
                                                             million  plus 0.55%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------


From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by certain of the Portfolios' predecessors to the Manager or current affiliates of the Manager and any fee waivers or reimbursements during the fiscal years ended either December 31, 2000, December 31, 1999 and December 31, 1998 or July 31, 2000, July 31, 1999 and July 31, 1998, as noted.


                                                                            2000
                                                  ---------------------------------------------------------
                                                     Investment          Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                   Portfolio                            Paid               Waived
                   ---------                            ----               ------
J. P. Morgan Quality Bond                                  $497,568         ---               $71,084
J.P. Morgan Small Cap Stock                                 930,187         ---                 ---
J.P. Morgan Enhanced Index                                1,733,404         ---                 ---
J.P. Morgan Select Equity                                 1,631,068         ---                 ---
J.P. Morgan International Equity                          1,035,915         ---                 ---
Lord Abbett Bond Debenture                                1,231,339         ---               12,622
Lord Abbett Mid-Cap Value                                   405,814         ---                 ---
Lord Abbett Developing Growth                               359,437         ---               15,591
Lord Abbett Growth and Income                             5,626,286         ---                 ---
Firstar Balanced                                             96,005         ---               78,228
Firstar Equity Income                                        69,983         ---               73,502
Firstar Growth & Income Equity                              158,480         ---               72,783
BlackRock Equity*                                           418,720         ---                 ---
BlackRock U.S. Government Income*                           178,490         ---                 ---


-----------------------
*For the fiscal year ended July 31.





                                                                            1999
                                                  ---------------------------------------------------------
                                                     Investment          Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                   Portfolio                            Paid               Waived
                   ---------                            ----               ------
J. P. Morgan Quality Bond                                  $505,285         ---               $59,975
J.P. Morgan Small Cap Stock                                 687,540         ---               32,598
J.P. Morgan Enhanced Index                                1,479,955         ---               21,826
J.P. Morgan Select Equity                                 1,507,688         ---                 412
J.P. Morgan International Equity                            905,709         ---               55,853
Lord Abbett Bond Debenture                                1,210,327         ---               21,437
Lord Abbett Mid-Cap Value                                   247,340         ---               39,659
Lord Abbett Developing Growth                               203,145         ---               42,877
Lord Abbett Growth and Income                          5,289,797(1)         ---                 ---
Firstar Balanced                                             73,532         ---               70,427
Firstar Equity Income                                        62,362         ---               70,417
Firstar Growth & Income Equity                              131,419         ---               64,401
BlackRock Equity*                                           390,010         ---                 ---
BlackRock U.S. Government Income*                           185,159         ---                 ---


-------------------------
*For the fiscal year ended July 31.

(1)      For the period 1/8/99 through 12/31/99


                                                                            1998
                                                  ---------------------------------------------------------
                                                     Investment          Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                   Portfolio                            Paid               Waived
                   ---------                            ----               ------
J. P. Morgan Quality Bond                                  $165,294         ---               $62,492
J.P. Morgan Small Cap Stock                                 596,903         ---               118,297
J.P. Morgan Enhanced Index                                  402,802         ---               117,604
J.P. Morgan Select Equity                                 1,023,054         ---               107,238
J.P. Morgan International Equity                            717,933         ---               167,271
Lord Abbett Bond Debenture                                  647,086         ---               68,145
Lord Abbett Mid-Cap Value                                    92,358         ---               53,883
Lord Abbett Developing Growth                                67,992         ---               52,914
Firstar Balanced                                             27,149         ---               53,883
Firstar Equity Income                                        30,163         ---               47,936
Firstar Growth & Income Equity                               53,799         ---               48,333
BlackRock Equity*                                           437,078         ---                 ---
BlackRock U.S. Government Income*                           258,431         ---                 ---


-----------------------
*For the fiscal year ended July 31.



The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for one year (two years with respect to the Lord Abbett Growth Opportunities, PIMCO Total Return, PIMCO Money Market, PIMCO Innovation, MFS Mid Cap Growth, MFS Research International, Met/Putnam Research, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to Janus Aggressive Growth Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have applied for an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order will permit the Manager, subject to approval of the Board of Trustees, to:
(i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. No assurance can be given that the Trust and the Manager will receive the Multi-Manager Order.

     J.P. Morgan Investment Management Inc. is the Adviser to the J. P. Morgan Quality Bond, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan International Equity Portfolios.

     Lord, Abbett & Co. is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

     U.S. Bancorp Piper Jaffray Asset Management, Inc. (as successor to Firstar Investment Research and Management Company, LLC) is the Adviser to the Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity Portfolios.

     BlackRock Advisors, Inc. is the Adviser to the BlackRock Equity and BlackRock U.S. Government Income Portfolios.

     Pacific Investment Management Company LLC is the Adviser to the PIMCO Total Return and PIMCO Money Market Portfolios.

     PIMCO Equity Advisors, a division of PIMCO Advisors L.P., is the Adviser to the PIMCO Innovation Portfolio.

     Massachusetts Financial Services Company is the Adviser to the MFS Mid Cap Growth and MFS Research International Portfolios.

     Janus Capital Corporation is the Adviser to the Janus Aggressive Growth Portfolio.

     Putnam Investment Management LLC is the Adviser to the Met/Putnam Research Portfolio.

     Oppenheimer Management Corporation (formerly known as OppenheimerFunds, Inc.) is the Adviser to the Oppenheimer Capital Appreciation Portfolio.

         The following table shows the fees paid with respect to certain Portfolios to each Adviser by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998 or July 31, 2000, July 31, 1999 and July 31, 1998, as noted.



                                                                     Advisory Fee Paid
                   Portfolio                            2000                1999               1998
                   ---------                            ----                ----               ----
J. P. Morgan Quality Bond                             $267,534            $271,530            $90,160
J.P. Morgan Small Cap Stock                            656,603            485,322             421,343
J.P. Morgan Enhanced Index                            1,066,710           908,174             247,878
J.P. Morgan Select Equity                             1,022,968           947,039             649,033
J.P. Morgan International Equity                       707,276            620,473             495,276
Lord Abbett Bond Debenture                             820,893            806,885             431,397
Lord Abbett Mid-Cap Value                              304,360            185,505             69,269
Lord Abbett Developing Growth                          259,593            146,716             49,105
Lord Abbett Growth and Income                         3,462,330         3,328,207(1)            NA
Firstar Balanced                                       48,002              47,653             20,362
Firstar Equity Income                                  34,991              41,041             22,622
Firstar Growth & Income Equity                         79,240              85,817             40,349
BlackRock Equity*                                      329,031            306,436             337,420
BlackRock U.S. Government Income*                      129,811            134,661             125,532


------------------------

*For the fiscal year ended July 31.

 (1)  For the period 1/8/99 through 12/31/99

                                            ----------------------
The Administrator

         Pursuant to an administration agreement ("Administrative Services Agreement"), Investors Bank & Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.


         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 200 Clarendon Street, Boston, Massachusetts 02117. Under the Administrative Services Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of 0.025% of the average daily net assets of the Trust. The Administrative Services Agreement shall remain in effect until September 30, 2001 and shall thereafter continue in effect for successive periods of one year, unless terminated by any party upon not less than ninety (90) days' prior written notice to the other party.


The Distributor


         The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares and Class E shares. MID an indirect wholly-owned subsidiary of MetLife Investors Group, Inc., which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. MID's address is 22 Corporate Plaza Drive, Newport Beach, California 92660.


         The Trust's distribution agreements with respect to the Class A, Class B and Class E shares ("Distribution Agreements") were approved by the Board of Trustees at a Board meetings held on December 7, 2000 (Class A, Class B) and Class E on April 23, 2001. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B and Class E shares.

         The Class B Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares and Class E shares, respectively. Under terms of the Class B Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Agreement.

         The Class B Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B and Class E shares in connection with the Class B Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B and Class E shares of any Portfolio without the approval of Class B and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian

         Investors Bank and Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02117, serves as the custodian of the Trust. Under the custody agreement, IBT holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

         IBT also serves as transfer agent for the Trust.

Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

Independent Auditors

         Deloitte and Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                              REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.

         The PIMCO Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.

         The Trustees of the Trust have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.

         With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated twenty-three series. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.


         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio except for the Janus Aggressive Growth, Oppenheimer Capital Appreciation and PIMCO Money Market Portfolios which currently offer only Class B shares. Class E shares are currently offered on behalf of the MFS Mid Cap Growth, MFS Research International, PIMCO Total Return and PIMCO Innovation Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


         The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. In addition, Class A shares are offered to qualified pension and retirement plans. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.


         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to qualified pension and retirement plans. Class A, Class B and Class E shares currently are sold to the following: (i) insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company (collectively, "MetLife"); (ii) MetLife Investors Group Employees 401(k) Plan. As of June 30, 2001, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of June 30, 2001 the following owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio:


Portfolio                       Contract Owner               Shares of Beneficially       Percentage of Ownership
---------                       --------------                                     -                   ----------
                                                             Owned

Firstar Growth & Income Equity  Dorris Cottrill                58,365                    5.10%
                                                                ======                    ====



         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the
Trustees  have  been  elected  by  shareholders,  at  which  time a  meeting  of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

         The financial statements of the J.P. Morgan Quality Bond, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Firstar Balanced, Firstar Equity Income and Firstar Growth and Income Equity Portfolios, for the year ended December 31, 2000, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Auditors, are included in the Cova Series Trust's Annual Report to Shareholders, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.

         The financial statements of the BlackRock Equity and BlackRock U.S. Government Income Portfolios for the fiscal year ended July 31, 2000, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Auditors, are included in the Security First Trust's Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.

                                    APPENDIX

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

================================================================================


Dear Contract Owner:

The stock market soared, dove, then rose again during the six months ended July 31, 2000, creating significant volatility among various sectors and individual stocks. By the time the dust settled at the end of June, most major market indices were mixed for the six-month period.

Bond prices, which move inversely to their yields, have risen in expectation of a slowing economy due to higher short-term interest rates. Treasury yields decreased in the first half of 2000. Over the course of the last six months, the yield of the thirty year Treasury has decreased by nearly 58 basis points.

I encourage you to review the following report covering the past six months and to contact us if you have any questions.



                                         Respectfully submitted,


                                         /s/ RICHARD C. PEARSON
                                         -------------------------------------
                                         Richard C. Pearson
                                         President


                                         [SECURITY FIRST TRUST LOGO]


================================================================================

================================================================================


SECURITY FIRST TRUST:
T. ROWE PRICE GROWTH
AND INCOME SERIES AND
EQUITY SERIES

EQUITY MARKET OVERVIEW

        There have been signs during the past few months that momentum may have begun to shift back toward quality companies with a history of earnings growth and relatively high dividend yields, and we regard this development -- if it continues --as a welcome return to reality in the equities market.

        The year began with a continuation of the pattern that characterized the stock market through most of last year. In the first quarter, the technology-heavy Nasdaq Composite led the way as the more aggressive market sectors provided the strongest performance. In April and May, those stocks experienced a sudden and sharp decline, and traditional value stocks provided better relative performance. In June, the market under-went another reversal in sentiment, with growth stocks rebounding from their spring decline. By the end of July, the Standard and Poors 500 rose slightly while the Nasdaq Composite suffered a modest loss. Within these indices, growth stocks generally fared better than value stocks, and smaller and mid-cap shares outperformed the largest-cap stocks.

EQUITY MARKET OUTLOOK

        After the shakeout of the past six months, the market ended up treading water as investors digested a series of tightening moves by the Fed aimed at slowing the pace of economic growth. In earlier reports we discussed the de-linkage between stock prices and the earnings and dividend growth that normally support them, since share prices have risen at a faster pace in recent years. This gap began to close modestly during the recent period, with earnings and dividend growth moving ahead while stocks declined in value. Despite the improved performance of value stocks mentioned earlier, they remain very inexpensive relative to their growth stock siblings. If history is any guide, true value tends to reassert itself over time.


PORTFOLIO MANAGEMENT:
T. ROWE PRICE GROWTH
AND INCOME SERIES

        During the six-month period, the portfolio benefited from several successful investments and suffered from some that did not work out as well. Our holdings in the financial, consumer nondurables, and technology sectors were generally good performers, while business services, transportation, and basic materials were weaker overall.


                            GROWTH AND INCOME SERIES
                        SECTOR DIVERSIFICATION PIE CHART

Utilities                                     5.3%
Capital Equipment                             4.1%
Consumer Non-Durables                        20.6%
Short-Term Securities                         3.4%
Consumer Services                            16.6%
Transportation                                5.9%
Energy                                       10.5%
Financial                                    16.9%
Consumer Cyclicals                            0.5%
Process Industries                           10.7%
Technology                                    5.5%


        Among our major holdings were BP Amoco, Citigroup, American Home Products, Abbott Laboratories, Disney, and Starwood Hotels & Resorts Worldwide.



================================================================================

================================================================================


--------------------------------------------------------------------------------
                             GROWTH & INCOME SERIES
                               15 LARGEST HOLDINGS
--------------------------------------------------------------------------------


                                            Percentage of
Security                                      Portfolio
--------                                    -------------
BP Amoco PLC                                     3.9
Citigroup, Inc.                                  3.6
American Home Products                           2.0
Abbott Laboratories                              1.9
Disney Walt Company Holding Co.                  1.9
Starwood Hotel & Resort
  Worldwide, Inc.                                1.8
First Data Corp.                                 1.8
Kimberly-Clarke Corp.                            1.8
General Electric Co.                             1.7
Viacom, Inc. CL B                                1.7
Target Corp.                                     1.6
Boeing Company                                   1.5
Chubb Corp.                                      1.5
St. Paul Companies, Inc.                         1.4
Waste Management, Inc.                           1.4
                                               -----

           TOTAL                                29.5
                                               =====

        The strategy we followed during the period was to invest in good companies after the sell-off. Equity investors not only have high expectations for future returns, but also little tolerance for any disappointing news affecting their investments. As a result, the stocks of many quality companies with solid earnings histories suffered in the downdraft.

        In this climate, we capitalized on the significant price declines in several stocks to make new investments. Our experience suggests that investing in strong companies after they lose much of their value is often a rewarding move. This was our reason for purchases of Rockwell International, Gillette, Microsoft, America Online, Black & Decker, and Motorola. Rockwell is the classic value stock. Having fallen substantially in price, the stock sold for 10 times earnings and sported a dividend yield of 3% --an attractive valuation for a leading manufacturing company. Our other purchases share the common characteristics of recent price weakness, strong market position, and attractive valuations. Microsoft is a slightly unusual holding for us given our general reluctance to invest in technology stocks for valuation reasons. Nonetheless, after its highly publicized antitrust problems and stock price nosedive, we though it was an opportune time to initiate a small position.

        Most of the portfolio sales were of successful investments whose valuations reached unattractive levels as their share prices rose, which diminished their appeal for us. Included among our major sales were Baker Hughes and General Electric.

        The fund's holdings sell at a substantial discount to the overall market. Our historical approach has been to invest in companies selling at relatively low price/earnings ratios with attractive dividend yields and other compelling valuation characteristics. Compared with the broad market, at the end of June we had a portfolio of undervalued companies with good prospects over the next few years.


PORTFOLIO MANAGEMENT:
EQUITY SERIES

        In this volatile market environment, the Security First Trust Equity Series portfolio underperformed the Standard and Poors 500 Index for the quarter. In particular, an overweight position in the technology sector and an underweight position in the consumer staples sector early in the second quarter hurt performance.


                                  EQUITY SERIES
                        SECTOR DIVERSIFICATION PIE CHART

Utilities                          8.2%
Capital Equipment                  6.3%
Consumer Non-Durables             14.9%
Consumer Services                 10.2%
Energy                             5.6%
Financial                         18.1%
Consumer Cyclicals                 0.5%
Process Industries                 1.9%
Technology                        34.3%


================================================================================

================================================================================


        Stock selection also detracted from performance among the larger positions in the portfolio while stock selection among the smaller positions in the portfolio contributed positively to performance.

        During the last few months, we bought Alcatel, Anheuser Busch, Ericsson and Mellon Financial Group. This group showed improving fundamentals and attractive growth prospects. We sold Fleet Boston Financial Corp. due to earnings uncertainty, sold Qualcomm because of deteriorating fundamentals and sold Warner-Lambert because it was fully valued. As of the end of June, the top ten holdings included Cisco Systems, General Electric, Intel and Microsoft.


--------------------------------------------------------------------------------
                                  EQUITY SERIES
                               15 LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              Percentage of
     Security                                   Portfolio
     --------                                 -------------
Cisco Systems                                      4.8
General Electric                                   4.2
Intel Corp.                                        4.2
Citigroup, Inc.                                    4.1
SPDR Trust                                         3.4
Microsoft Corp.                                    3.2
American International Group                       2.8
Exxon Mobil Corp.                                  2.8
Nortel Networks Corp.                              2.7
Walmart Stores                                     2.5
EMC Mass Corp.                                     1.9
Merck & Co.                                        1.9
Pfizer, Inc.                                       1.8
Dell Computer Corp.                                1.8
Royal Dutch Petroleum Co. ADR                      1.8
                                                 -----

           TOTAL                                  43.9
                                                 =====

        Going forward, the portfolio still maintains a value tilt with modes overweight positions in the capital goods, energy and financial sectors relative to the Standard and Poors 500 Index. Despite this value bias, the Portfolio holds many companies that should benefit from the market's emphasis on companies with strong earnings growth prospects.

SECURITY FIRST TRUST:
BOND SERIES AND U.S.
GOVERNMENT INCOME SERIES

FIXED-INCOME MARKET OVERVIEW

        The U.S. economy finally slowed from its rapid pace in the second quarter as gains related to Y2K liquidity and preparations, bonus compensation payments, unseasonably warm weather and tax receipts began to dissipate. While the consumer continued to spend, it was clearly with less enthusiasm than the first quarter, as retail sales declined significantly in the second quarter. A slowdown in the manufacturing sector appeared as well, with the NAPM Purchasing Managers Index falling to its lowest level in 18 months. While the economy is surely slowing, inflation appears less clear. Secular trends such as improving technology and globalization of labor markets continue to put downward pressure on inflation. However, the sharp increase in oil and natural gas prices, along with an upward trending core CPI and Personal Consumption Expenditure deflator, suggest that cyclical inflationary pressures could continue to build even if the economy slows to a more sustainable pace. In March, the Federal Reserve raised both the overnight rate and the discount rate 0.25% to 6.0% and 5.5%, respectively. Despite the sell-off in the equity market in April, in May concerns about an overheating economy due to an increased shortage of labor and rising oil prices led the Federal Reserve to rise rates another 0.50% to 6.5%

        Treasury yields decreased in the first half of 2000. Over the course of the year so far, the yield of the 30-year Treasury has decreased by nearly 58 basis points (0.58%). The yield of the 10-Year Treasury posted a net decrease of 42 basis points (0.42%). We anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

        Mortgages posted positive returns during the first half of the year, but trailed the broader market, which was led by the strong rally in the Treasury market. As measured by the Lehman Brothers Mortgage Index, mortgages posted a 3.67% total return versus 3.99% for the Lehman Brothers Aggregate Index. Strength in the housing market has continued unabated, leading



================================================================================

================================================================================


to more supply than expected, but in comparison to other spread sectors, mortgages benefited from greater liquidity and higher credit quality. On a relative valuation basis mortgages appear cheap, although uncertainty was increased in the market by Treasury Undersecretary Gensler's testimony concerning a bill seeking to end the quasi-governmental status of FNMA and FHLMC. GNMAs performed well during the first quarter as a Treasury substitute, since it is the only other asset class backed by the full faith and credit of the U.S. Government.

FIXED-INCOME MARKET OUTLOOK

        While some imbalanced and potential inflationary pressures exist, data points to slower economic growth and restrained inflation. We believe that the Fed will refrain from tightening rates for the rest of the year.

PORTFOLIO MANAGEMENT:
BOND SERIES

        We manage the Bond Series portfolio with the objective of earning superior total returns than broadly diversified investment quality bond portfolios that are measured against the Lehman Aggregate Index. We seek to meet this objective through a superior yield profile, diversification, capital appreciation and minimal capital loss.

        During the first half of the Series' fiscal year (August 1, 1999 - January 31, 2000), an extension of the bear market produced anemic returns (-14% at the portfolio level). However, in the second half (February 1, 2000 - July 31, 2000) a bond market rally produced much more robust returns (4.49% at the portfolio level).

        In addition, while reviewing those results one should bear in mind that for the last year, risk involving fixed income securities has simply not been rewarded. Treasury Bills -- the risk free asset class --have provided some of the highest returns and the under-performance of riskier asset classes is perhaps not surprising.

        The evolution of the portfolio structure over the last year has been a reduction to our commitment to the Treasury sector, an increase in commitment to the mortgage sector, reduced commitment to high yield and international issues and our conservative duration posture.


                                   BOND SERIES
                          SECTOR DIVERSIFICATION CHART


Corporate Bonds                         26.6%
Foreign Governments                      1.6%
Federal Agencies                        58.0%
U.S. Government Obligations             13.8%


        During the last year mortgage spreads returned to levels not seen in the last decade, and we took advantage of this by adding primarily GNMA securities that offer the full faith and credit of the United States Government combined with minimal prepayment risk. Offered the opportunity to add yield with no credit risk, we increased our commitment by over 50% during the course of the year.

        The high yield and international sectors suffered during the last year. High yield was buffeted by higher rates, a slowing economy and increasing downgrade and defaults. International markets suffered as the dollar continued to show strength versus all currencies except the yen. We responded by cutting our commitment. There are a number of high yield issuers that seem quite attractive. We have moved to issues with good visibility, larger size and access to the equity market. Internationally, we expect that the dollar's strength will wane in the coming months and present us with new opportunities. In the meantime caution is our watchword, and we will add to positions slowly.



================================================================================

PORTFOLIO MANAGEMENT:
U.S. GOVERNMENT
INCOME SERIES

        During the semi-annual period, the duration of the Portfolio remained long relative to its benchmark for most of the first quarter. The Portfolio ended the quarter with a duration of 5.75 versus 5.64 for the benchmark. We reduced residential mortgage positions during the quarter in favor of Treasuries/Agencies, although mortgages are our largest overweight position. The Portfolio's residential mortgage exposure in the quarter decreased from 45% to 40%. We added slightly to Treasuries/Agencies in the quarter, although our Treasury and agency allocation remains below the market weighting. The Portfolio's exposure to Treasuries/Agencies decreased from 97.4% to 91.5% for the quarter. We also had a slightly higher allocation to cash at the end of the quarter. Looking forward, we are structuring the Portfolio to take advantage of the intermediate-long part of the yield curve. Our yield curve structure in the Portfolio emphasizes the 10- to 20-year part of the curve over the front-end.


                          U.S. GOVERNMENT INCOME SERIES
                          SECTOR DIVERSIFICATION CHART


Corporate Bonds                          1.9%
Federal Agencies                        59.5%
Short-Term Securities                    6.6%
U.S. Government Obligations             32.0%


PERFORMANCE OF SECURITY FIRST TRUST
GROWTH AND INCOME SERIES, BOND
SERIES, EQUITY SERIES AND U.S.
GOVERNMENT INCOME SERIES

        The following are the average annual and total returns for each series for the period ending July 31, 2000, assuming an investment of $10,000 at the start of the period, and redemption at the end of the period, with dividends reinvested. These returns are based on past experience. Future values of shares will fluctuate so that their redemption values may be more or less than original cost.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
     Fund                   1 Year         3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
     Growth and
       Income               -7.48%          6.17%         15.02%         13.37%
       Series(1)(2)
--------------------------------------------------------------------------------
     Bond                    3.29%          3.90%          5.30%          6.52%
       Series(1)(2)
--------------------------------------------------------------------------------
     Equity                  8.11%         13.74%         18.89%         N/A(*)
       Series(1)
--------------------------------------------------------------------------------
     U.S
       Government            5.99%          4.31%          5.18%         N/A(*)
       Income(1)
--------------------------------------------------------------------------------
     Consumer                3.61%          2.47%          2.51%          2.84%
       Price Index
--------------------------------------------------------------------------------

     (*)  Funds were introduced as of May 1993.



--------------------------------------------------------------------------------
                             Compound Total Returns
--------------------------------------------------------------------------------
      Fund                  1 Year        3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
     Growth and
      Income                -7.48%         19.68%         101.31%        250.74%
      Series(1)(2)
--------------------------------------------------------------------------------
     Bond                    3.29%         12.16%         29.46%         88.07%
      Series(1)(2)
--------------------------------------------------------------------------------
     Equity
      Series(1)              8.11%         47.14%         137.53%        N/A(*)
--------------------------------------------------------------------------------
     U.S
      Government             5.99%         13.50%         28.73%         N/A(*)
      Income(1)
--------------------------------------------------------------------------------
     Consumer                3.61%          7.59%         13.20%         32.32%
       Price Index
--------------------------------------------------------------------------------


     (*)  Funds were introduced as of May 1993.

     (1) Return is computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

     (2) From inception to July 1983, Security First Investment Management Corporation reimbursed the Growth and Income Series for expenses in excess of the maximum expense limitation, and these reimbursements were repaid from August 1983 to July 1986. Likewise, the Bond Series was reimbursed for excess expenses from inception to July 1985, and these reimbursements were repaid from August 1985 to July 1993. Reimbursement of expenses to a series increases average annual total returns while repayments of such reimbursements reduces these returns.



================================================================================

================================================================================


     The following graphs set forth the historical performance of each series as compared to a stated market index for the periods ended July 31:

   Comparison of Change in Value of $10,000 Investment in Security First Trust
     T. Rowe Price Growth and Income Series and Standard and Poors 500 Index Assuming Dividends and Distributions are Reinvested.


                                    [GRAPH]



                             10000            0
                             9500             550
                             10000            2000
                             10500            3000
                             11500            2500
                             13500            1500
                             15000            4000
                             17000            5000
                             25000            9000
                             28000            12000
                             38000            8000
                             35000            15000



  The performance indicated here may not be indicative of future performance.



   Comparison of Change in Value of $10,000 Investment in Security First Trust Bond Series, Lehman Government Bonds Index, and the Lehman Aggregate Bond Index
              Assuming Dividends and Distributions are Reinvested.




                                    [GRAPH]



        10000                         0                             0
        11000                         230                           242
        12500                         400                           400
        13000                         750                           750
        12750                         800                           800
        14000                         900                           1000
        15000                         900                           1000
        16000                         1000                          1000
        17000                         1200                          1000
        17500                         1500                          750
        18000                         2500                          500






The performance indicated here may not be indicative of future performance.



   Comparison of Change in Value of $10,000 Investment in Security First Trust
                 Equity Series and Standard and Poors 500 Index
              Assuming Dividends and Distributions are Reinvested.



                                    [GRAPH]



                       10000                         0
                       10000                         256
                       10040                         745
                       12000                         2014
                       12500                         3115
                       18000                         6500
                       25500                         9000
                       27500                         10000



   The performance indicated here may not be indicative of future performance.
                 (*)The Series commenced operations on 5/19/93.




   Comparison of Change in Value of $10,000 Investment in Security First Trust U.S. Government Income Series and Lehman Government and Intermediate Index
              Assuming Dividends and Distributions are Reinvested.



                                    [GRAPH]



                       10000                         0
                       10100                         0
                       10000                         100
                       10750                         150
                       11100                         400
                       12000                         500
                       12900                         750
                       13000                         1000
                       13750                         1250


   The performance indicated here may not be indicative of future performance.
                 (*)The Series commenced operations on 5/19/93.



================================================================================

================================================================================


SECURITY FIRST TRUST T. ROWE
PRICE GROWTH AND INCOME SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust T. Rowe Price Growth and Income Series purchased on August 1, 1979, at a price of $5.07, assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                        [GROWTH AND INCOME SERIES GRAPH]

                                 PER SHARE DATA


                                                                 Per Share
                                                                 Value with                                  Cumulative
Calendar                 Net                  Dividend           Dividends &                                   Change
Year                    Asset                & Capital         Capital Gains              Yearly                from
Ending                  Value                   Gains            Reinvested               Change               8/1/79
--------                -----                ----------        -------------              ------             ----------
1990                     6.25                   .44                 23.70                 -11.0                +367.5
1991                     7.69                   .24                 30.07                 +26.9                +493.1
1992                     8.17                   .22                 32.80                  +9.1                +546.9
1993                     9.12                   .22                 37.49                 +14.3                +639.4
1994                     9.05                   .32                 38.51                  +2.7                +659.6
1995                    11.52                   .34                 50.49                 +31.1                +895.8
1996                    13.18                   .83                 61.42                 +21.7               +1111.4
1997                    15.52                  1.25                 78.12                 +27.2               +1440.8
1998                    15.81                  1.29                 86.06                 +10.2               +1597.4
1999                    16.06                  1.06                 93.67                  +8.8               +1747.5
7/2000                  15.63                    --                 90.68                  -3.2               +1688.6


SECURITY FIRST TRUST
BOND SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust Bond Series purchased on August 1, 1979, at a price of $3.12, assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                              [BOND SERIES GRAPH]

                                 PER SHARE DATA


                                                              Per Share
                                                              Value with                                Cumulative
Calendar                Net                 Dividend          Dividends &                                 Change
Year                   Asset                & Capital        Capital Gains           Yearly                from
Ending                 Value                 Gains            Reinvested             Change               8/1/79
--------               -----               ----------        -------------           ------             ----------
1990                    3.52                  .54                 8.76                 +4.4               +180.8
1991                    3.79                  .25                10.06                +14.8               +222.4
1992                    3.80                  .23                10.70                 +6.4               +242.9
1993                    3.94                  .22                11.72                 +9.5               +275.6
1994                    3.58                  .22                11.31                 -3.5               +262.5
1995                    3.94                  .24                13.21                +16.8               +323.4
1996                    3.82                  .24                13.58                 +2.8               +335.3
1997                    3.95                  .21                14.81                 +9.1               +374.6
1998                    4.03                  .21                15.92                 +7.5               +410.3
1999                    3.72                  .22                15.51                 -2.6               +397.1
7/2000                  3.84                   --                16.03                 +3.4               +413.8




================================================================================

================================================================================


SECURITY FIRST TRUST
EQUITY SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust Equity Series purchased on May 19, 1993, at a price of $5.00, assuming that dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                 PER SHARE DATA


                                                             Per Share
                                                             Value with                                 Cumulative
Calendar                Net               Dividend           Dividends &                                   Change
Year                   Asset             & Capital          Capital Gains            Yearly                from
Ending                 Value               Gains              Reinvested             Change               5/19/93
--------              ------             ---------          -------------            ------             ----------
1993                  $ 5.15               $  .03               $ 5.18                 +3.6%                +3.6%+
1994                    4.78                  .05                 4.85                 -6.3                 -3.0
1995                    5.91                  .21                 6.21                +28.0                +24.2
1996                    6.45                  .55                 7.36                +18.5                +47.2
1997                    7.63                  .72                 9.52                +29.3                +90.4
1998                    7.89                 1.51                11.73                +23.2               +134.6
1999                    9.19                  .31                14.16                +20.7               +183.2
7/2000                  8.93                   --                13.73                 -3.0               +174.6

+change from 5-19-93 to 12-31-93



SECURITY FIRST TRUST
U.S. GOVERNMENT INCOME SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust U.S. Government Income Series purchased on May 19, 1993, at a price of $5.00, assuming the dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                                 PER SHARE DATA



                                                              Per Share
                                                              Value with                                Cumulative
Calendar               Net                Dividend            Dividends &                                 Change
Year                  Asset              & Capital           Capital Gains           Yearly                from
Ending                Value                Gains             Reinvested             Change                5/19/93
--------              ------             ---------           -------------         ----------             -------
1993                  $ 5.04               $  .08               $ 5.11                 +2.2%                +2.2%(+)
1994                    4.74                  .14                 4.96                 -2.9                 -0.8
1995                    5.18                  .20                 5.63                +13.5                +12.6
1996                    5.14                  .22                 5.83                 +3.6                +16.6
1997                    5.26                  .24                 6.24                 +7.0                +24.8
1998                    5.25                  .40                 6.70                 +7.4                +34.0
1999                    4.83                  .29                 6.53                 -2.5                +30.6
7/2000                  5.10                   --                 6.90                 +5.7                +38.0


+change from 5-19-93 to 12-31-93



================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2000



                                                                              T. Rowe Price
                                                                               Growth and                       U.S. Government
                                                                                 Income            Equity           Income
                                                            Bond Series          Series            Series           Series
                                                           -------------      -------------      -----------    ---------------

ASSETS
 Investments at market - Note A and Schedule I:
   Investment securities (cost:
     Bond Series - $22,623,192; Growth
     and Income Series - $279,333,808;
     Equity Series - $44,935,123;
     U.S. Government Income Series - $32,553,278)          $  22,203,630       $323,981,404      $58,124,170      $ 32,011,805

 Cash                                                            606,373            720,133        1,098,402            63,714
 Interest receivable                                             219,885              2,936            4,478           467,431
 Dividends receivable                                                               436,244           26,446
 Receivable for securities sold                                1,846,756                           1,218,552         2,102,505
                                                           -------------       ------------      -----------      ------------
                                                              24,876,644        325,140,717       60,472,048        34,645,455

LIABILITIES
 Payable for securities purchased                              1,614,601                           1,411,012         2,099,625
 Accrued expenses                                                 14,023             51,269           15,642            14,198
 Payable for capital shares redeemed                              19,729             33,871              882               304
 Payable to investment adviser - Note B                            6,947             97,241           28,309            10,653
 Payable for directors' fees                                         305              4,332              776               626
 Unrealized depreciation on foreign
   currency contracts                                              1,349
                                                           -------------       ------------      -----------      ------------
                                                               1,656,954            186,713        1,456,621         2,125,406

NET ASSETS
 Capital shares (authorized 100,000,000
   shares of $.01 par value for each series)                  24,156,181        261,640,068       41,153,313        32,937,994
 Undistributed net investment income                             876,932          3,412,895           35,302         1,113,498
 Undistributed net realized gain (loss)                       (1,392,512)        15,253,445        4,637,765          (989,970)
 Net unrealized appreciation (depreciation)
   of investments                                               (420,911)        44,647,596       13,189,047          (541,473)
                                                           -------------       ------------      -----------      ------------

                      NET ASSETS                           $  23,219,690       $324,954,004      $59,015,427      $ 32,520,049
                                                           =============       ============      ===========      ============

      Capital shares outstanding                               6,052,985         20,789,263        6,610,048         6,379,108

      Net asset value per share                            $        3.84       $      15.63      $      8.93      $       5.10

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 2000



                                                                         T. Rowe Price
                                                                           Growth and                         U.S. Government
                                                                             Income             Equity            Income
                                                         Bond Series          Series            Series             Series
                                                         -----------     --------------       -----------     ---------------
INVESTMENT INCOME
  Dividends                                                                $  6,810,679       $   607,061
  Interest                                               $ 1,685,659          1,273,872            52,216       $ 2,121,312
                                                         -----------       ------------       -----------       -----------
                                                           1,685,659          8,084,551           659,277         2,121,312
EXPENSES
  Custodian fees                                              16,947             50,938            22,847            18,950
  Adviser fees - Note B                                       84,927          1,199,868           329,031           129,811
  Management fees - Note B                                    36,397            514,229            89,736            48,679
  Printing expenses                                           16,391             31,743            13,490            14,542
  Insurance expenses                                           1,064             15,631             2,744             1,487
  Audit fees                                                   5,132              7,676             6,397             5,116
  Directors' fees and expenses                                 1,781             26,514             4,468             2,079
  Miscellaneous expenses                                         859              6,914             5,708             8,128
                                                         -----------       ------------       -----------       -----------
                                                             163,498          1,853,513           474,421           228,792
                                                         -----------       ------------       -----------       -----------
           NET INVESTMENT INCOME                           1,522,161          6,231,038           184,856         1,892,520

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
  Net realized gain (loss) on sale of investments         (1,106,001)        20,126,873         5,002,057          (464,991)
  Net unrealized appreciation (depreciation) of:
    Investments during the period                            334,147        (55,204,755)         (545,090)          454,161
    Assets denominated in foreign currencies                  (1,349)
                                                         -----------       ------------       -----------       -----------
    Net gain (loss) on investments                          (773,203)       (35,077,882)        4,456,967           (10,830)
                                                         -----------       ------------       -----------       -----------
INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                         $   748,958       $(28,846,844)      $ 4,641,823       $ 1,881,690
                                                         ===========       ============       ===========       ===========

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 2000



                                                                             T. Rowe Price
                                                                              Growth and                          U.S. Government
                                                                                Income              Equity             Income
                                                          Bond Series           Series              Series             Series
                                                          ------------       -------------       ------------     ---------------
OPERATIONS
  Net investment income                                   $  1,522,161       $   6,231,038       $    184,856       $  1,892,520
  Net realized gain (loss) on sale
    of investments                                          (1,106,001)         20,126,873          5,002,057           (464,991)
  Net unrealized appreciation (depreciation)
    during the period                                          332,798         (55,204,755)          (545,090)           454,161
                                                          ------------       -------------       ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                              748,958         (28,846,844)         4,641,823          1,881,690
                                                          ------------       -------------       ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS
  Net investment income                                     (1,410,330)         (6,182,728)          (360,159)        (1,836,952)
  Net realized gains                                                           (16,135,169)        (1,714,979)

CAPITAL SHARE TRANSACTIONS - NOTE D
  Reinvestment of net investment income
    distributed                                              1,410,330           6,182,728            360,159          1,836,952
  Reinvestment of net realized gains                                            16,135,169          1,714,979
  Sales of capital shares                                    3,319,764          19,704,012          1,705,091          2,282,843
  Redemptions of capital shares                             (5,566,736)        (35,014,349)        (5,644,649)        (3,957,033)
                                                          ------------       -------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
              FROM CAPITAL SHARE
                     TRANSACTIONS                             (836,642)          7,007,560         (1,864,420)           162,762
                                                          ------------       -------------       ------------       ------------
        TOTAL INCREASE (DECREASE)
                    IN NET ASSETS                           (1,498,014)        (44,157,181)           702,265            207,500
NET ASSETS
  BEGINNING OF YEAR                                         24,717,704         369,111,185         58,313,162         32,312,549
                                                          ------------       -------------       ------------       ------------
  END OF YEAR (including undistributed net
    investment income: Bond Series -$876,932;
    Growth and Income Series - $3,412,895;
    Equity Series - $35,302; U.S. Government
    Income Series - $1,113,498)                           $ 23,219,690       $ 324,954,004       $ 59,015,427       $ 32,520,049
                                                          ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1999


                                                                          T. Rowe Price
                                                                            Growth and                          U.S. Government
                                                                              Income              Equity            Income
                                                         Bond Series          Series              Series            Series
                                                        ------------      --------------       ------------     ---------------
OPERATIONS
  Net investment income                                 $  1,222,895       $   5,764,382       $    398,609       $  1,803,367
  Net realized gain (loss) on sale
    of investments                                          (198,084)         17,734,362          1,354,678            (13,673)
  Net unrealized appreciation (depreciation)
    during the period                                       (968,222)         31,098,623          7,802,709         (1,476,045)
                                                        ------------       -------------       ------------       ------------
           INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                             56,589          54,597,367          9,555,996            313,649
                                                        ------------       -------------       ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS
  Net investment income                                     (968,742)         (5,234,796)          (449,055)        (1,847,027)
  Net realized gains                                        (207,719)        (18,412,869)        (8,668,236)          (597,259)

CAPITAL SHARE TRANSACTIONS - NOTE D
  Reinvestment of net investment income
    distributed                                              968,742           5,234,796            449,055          1,847,027
  Reinvestment of net realized gains                         207,719          18,412,869          8,668,236            597,259
  Sales of capital shares                                  9,504,353          37,641,014            793,709          2,362,361
  Redemptions of capital shares                           (2,777,630)        (13,568,724)        (6,839,695)        (4,454,380)
                                                        ------------       -------------       ------------       ------------
      INCREASE IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                          7,903,184          47,719,955          3,071,305            352,267
                                                        ------------       -------------       ------------       ------------
        TOTAL INCREASE (DECREASE)
                    IN NET ASSETS                          6,783,312          78,669,657          3,510,010         (1,778,370)
NET ASSETS
  BEGINNING OF YEAR                                       17,934,392         290,441,528         54,803,152         34,090,919
                                                        ------------       -------------       ------------       ------------
  END OF YEAR (including undistributed net
    investment income: Bond Series - $765,101;
    Growth and Income Series - $3,364,585;
    Equity Series - $210,605; U.S. Government
    Income Series - $1,057,930)                         $ 24,717,704       $ 369,111,185       $ 58,313,162       $ 32,312,549
                                                        ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000

                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                                Portfolio     Principal     Value
----------------                                               ----------     ---------     ------
CORPORATE NOTES                                                   26.6%

Aerospace & Defense:                                               1.0%
    Boeing Co., 8.75%, 08/15/21                                                50,000      $ 56,688
    Lockheed Martin Corp., 7.75%, 05/01/26                                     90,000        86,063
    Tyco International, Ltd., 6.375%, 06/15/05                                 80,000        76,100
                                                                                           --------
                                                                                            218,851

Automobiles & Related:                                             2.1%
    Amerco., 8.80%, 02/04/05                                                  150,000       143,813
    Borg Warner Automotive, Inc., 6.5%, 02/15/09                              235,000       208,269
    Capital Auto Receivables Asset, 6.30%, 05/15/04                           125,000       123,628
                                                                                           --------
                                                                                            475,710

Banking:                                                           1.6%
    Dime Bancorp, Inc., 6.375%, 01/30/01                                      250,000       248,445
    HSBC Fin Nederland Bank, 7.40%, 04/15/03                                  100,000        99,750
                                                                                           --------
                                                                                            348,195

Chemicals and Allied Products:                                     0.8%
    Fort James Corp., 6.875%, 09/15/07                                        195,000       182,325

Electric Utilities:                                                1.9%
    CMS Energy Corp., 8.00%, 07/01/11                                         225,000       222,188
    National Rural Utilities, 6.50%, 09/15/02                                 100,000        98,875
    Public Service Electric & Gas Co., 6.25%, 01/01/07                        100,000        92,750
                                                                                           --------
                                                                                            413,813

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                             Percentage
                                                              of Market
                                                              Value of                      Market
Fixed Maturities                                              Portfolio     Principal       Value
----------------                                             ----------     ---------      ----------
CORPORATE NOTES (Continued)

Finance & Credit:                                                7.5%
    G.E. Capital Mortgage Svcs., Inc., 6.25%, 12/25/28                        245,861      $  169,644
    G.E. Capital Mortgage Svcs., Inc., 6.50%, 04/25/29                        305,696         208,240
    Honda Auto Lease Trust, 6.45%, 09/16/02                                   325,000         322,943
    Hayes Lemerz International, Inc., 8.25%, 12/15/08                          50,000          43,500
    Northwest Asset Corp., 6.75%, 05/25/29                                    246,974         178,864
    Merrill Lynch Mtg. Investment, Inc., 7.56%, 09/15/09                      115,000         113,850
    Salomon Smith Barney, Inc., 7.375%, 05/15/07                              300,000         291,750
    Texaco Capital, Inc., 5.5%, 01/15/09                                      220,000         194,700
    Valero Pass-Through Asset Trust, 6.75%, 12/15/02                          140,000         135,450
                                                                                           ----------
                                                                                            1,658,941

Food & Beverages:                                                0.4%
    Archer Daniels Midland Co., 6.625%, 05/01/29                              120,000         102,150

Forest Products:                                                 0.4%
    Noranda Forest, Inc., 7.50%, 07/15/03                                     100,000          98,625

Health Services:                                                 0.3%
    Tenet Healthcare Corp., 7.875%, 01/15/03                                   70,000          68,950

Insurance Carriers:                                              1.2%
    Conseco, Inc., 6.40%, 06/15/01                                            200,000         169,000
    Prudential Insurance Co. America, 6.875%, 04/15/03                        100,000          98,125
                                                                                           ----------
                                                                                              267,125
Media & Communications:                                          1.5%
    CSC Holdings, Inc., 8.125%, 07/15/2009                                     25,000          24,594
    Isle of Capri Casinos, Inc., 8.75%, 04/15/09                              100,000          91,500
    Liberty Media Corp., 7.875%, 07/15/09                                     150,000         145,875
    Metromedia Fiber Network, Inc., 10.00%, 12/15/09                           70,000          68,250
                                                                                           ----------
                                                                                              330,219

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                          Market
Fixed Maturities                                      Portfolio       Principal         Value
-----------------                                    ----------       ---------      -----------
CORPORATE NOTES (Continued)

Miscellaneous Business Services:                        0.5%
    Allied Waste North America, 7.875%, 01/0/09                        115,000       $   102,063

Miscellaneous Consumer Products:                        2.5%
    American Standard, Inc., 7.375%, 04/15/05                           45,000            42,525
    Jones Apparel Group, Inc., 7.875%, 06/15/06                        230,000           219,937
    S C International Service, Inc., 9.25%, 09/01/07                    60,000            57,375
    WMX Technologies, Inc., 7.125%, 06/15/01                           250,000           245,625
                                                                                     ------------
                                                                                         565,462

Oil and Gas Extraction:                                 1.6%
    Apache Corp., 7.70%, 03/15/26                                      155,000           153,063
    Quaker State Corp., 6.625%, 10/15/05                               100,000            96,375
    Tosco Corp., 8.125%, 02/15/2030                                    100,000           101,500
                                                                                     ------------
                                                                                         350,938

Telephone Communication:                                1.9%
    Allegiance Telecom, Inc., 0.00%, 02/15/08                           25,000            18,625
    Charter Communications Holdings, 8.625%, 04/01/09                  100,000            88,000
    Crown Castle International, 0.00%, 05/15/11                         75,000            47,250
    GTE Corp., 6.94%, 04/15/28                                         100,000            90,121
    Global Crossing Holdings, Ltd., 9.625%, 05/15/08                   100,000            98,250
    US West Communications, Inc., 7.50%, 06/15/23                       80,000            73,900
                                                                                     ------------
                                                                                         416,146

Transportation:                                         1.4%
    Canadian National Railway Co., 6.90%, 07/15/28                     165,000           145,200
    Newport News Shipbuilding, Inc.,  9.25% 12/01/06                    60,000            60,600
    Norfolk Southern Corp., 7.80%, 05/15/27                            100,000            98,250
                                                                                     ------------
                                                                                         304,050
                                                                                     ------------
                              TOTAL CORPORATE NOTES
                                   (COST $6,195,796)                                   5,903,563

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                         Market
Fixed Maturities                                      Portfolio      Principal         Value
-----------------                                    -----------     ---------       -----------
FEDERAL AGENCIES                                        58.0%

Federal Home Loan Mortgage Corp.:                       0.2%
    9.50%, 04/01/19                                                     26,287       $    27,346
    9.00%, 06/01/19                                                     13,352            13,811
                                                                                     ------------
                                                                                          41,157

Federal National Mortgage Assn.:                        10.8%
    6.625%, 01/15/02                                                 1,835,000         1,828,908
    7.00%, 09/01/10                                                    149,495           146,831
    7.00%, 05/01/12                                                    132,560           130,197
    6.50%, 03/01/13                                                    290,404           280,510
    7.50%, 08/25/21                                                      9,069             9,086
                                                                                     ------------
                                                                                       2,395,532

Government National Mortgage Assn.:                     47.0%
      9.00%, 04/15/09                                                    2,174             2,227
      9.00%, 05/15/09                                                   11,631            11,915
      9.00%, 05/15/09                                                    3,477             3,562
      9.00%, 05/15/09                                                    2,752             2,819
      9.00%, 05/15/09                                                    1,061             1,087
      9.00%, 05/15/09                                                    1,599             1,638
     11.25%, 09/15/15                                                   78,115            85,511
     11.50%, 11/15/15                                                    9,611            10,662
     10.00%, 06/15/17                                                   21,329            22,782
      9.25%, 07/15/17                                                    7,003             7,200
     10.00%, 11/15/17                                                    7,615             8,134
     11.50%, 02/15/18                                                    3,244             3,599
     10.00%, 03/15/19                                                   23,635            25,245
     10.00%, 03/15/20                                                   13,654            14,584
      9.25%, 05/15/20                                                   29,390            30,216
      9.25%, 05/15/21                                                   86,986            89,432
      9.25%, 06/15/21                                                   21,090            21,683

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      Of Market
                                                      Value of                           Market
Fixed Maturities                                      Portfolio       Principal          Value
-----------------                                    ----------       ---------      -----------
FEDERAL AGENCIES (Continued)

Government National Mortgage Assn. (Continued)
    7.00%, 08/15/23                                                     70,120       $    68,213
    7.50%, 06/15/23                                                     79,457            78,836
    7.50%, 10/15/23                                                    117,086           116,170
    7.00%, 01/15/24                                                    113,194           110,116
    7.00%, 03/15/24                                                     78,222            76,095
    7.00%, 01/15/25                                                    350,914           341,590
    9.50%, 01/15/25                                                     10,583            10,983
    9.50%, 05/15/25                                                      7,044             7,310
    7.00%, 02/15/26                                                    462,666           450,086
    7.50%, 09/15/26                                                    163,631           162,351
    8.00%, 05/15/27                                                    196,047           197,884
    6.50%, 04/15/28                                                    731,865           694,810
    7.00%, 05/15/28                                                    339,969           330,726
    7.00%, 06/15/28                                                    298,407           290,293
    6.50%, 10/15/28                                                  1,760,691         1,671,548
    6.50%, 11/15/28                                                    504,356           478,821
    6.50%, 01/15/29                                                    233,482           221,661
    6.50%, 03/15/29                                                    261,925           248,663
    6.50%, 04/15/29                                                    245,761           233,318
    6.50%, 05/15/29                                                    937,928           891,031
    6.50%, 05/15/29                                                    272,923           259,276
    6.50%, 06/15/29                                                    149,737           142,156
    6.50%, 07/15/29                                                    653,751           620,652
    8.00%, 07/15/29                                                    157,641           159,118
    7.00%, 08/15/29                                                    988,686           961,803
    7.50%, 09/15/29                                                    543,844           539,592
    8.00%, 09/15/29                                                    246,506           248,816
    8.00%, 01/15/30                                                    252,752           255,120
    8.00%, 06/15/30                                                    229,799           231,885
                                                                                  ---------------
                                                                                      10,441,219
                                                                                  ---------------
                              TOTAL FEDERAL AGENCIES
                                  (COST $13,094,895)                                  12,877,908

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                         Market
Fixed Maturities                                      Portfolio     Principal          Value
-----------------                                    ----------     ---------        -----------
U.S. GOVERNMENT OBLIGATIONS                             13.8%

U.S. Treasury Bonds:                                    3.4%
    6.625%, 02/15/27                                                   260,000       $   280,067
    5.25%, 02/15/29                                                    520,000           469,622
                                                                                     ------------
                                                                                         749,689

U.S. Treasury Notes:                                    10.4%
    3.375%, 01/15/07                                                   316,839           305,252
    5.50%, 05/15/09                                                  1,385,000         1,327,869
    6.00%, 08/15/09                                                    675,000           670,565
                                                                                     ------------
                                                                                       2,303,686
                                                                                     ------------

                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                   (COST $2,969,151)                                   3,053,375

FOREIGN GOVERNMENT  OBLIGATIONS                         1.6%

Argentina Rep, 0.00%, 03/31/05                                         400,000           368,784
                                                                                     ------------

               TOTAL FOREIGN  GOVERNMENT OBLIGATIONS
                                     (COST $363,350)                                     368,784
                                                                                     ------------

                                   TOTAL INVESTMENTS
                                  (COST $22,623,192)   100.0%                         22,203,630

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                        Percentage
                                                         Of Market
                                                         Value of                     Market
 Forward Foreign Currency Contracts                      Portfolio     Principal      Value
-----------------------------------                     ----------     ---------    -----------
CONTRACTS TO BUY

557,000 Canadian Dollars (Settlement Date 08/09/00;
     Payable amount $377,627; Market value $376,922)                                 $     (705)
25,000 Euro Dollars (Settlement Date 08/22/00;
     Payable amount $23,739; Market value $23,095)                                         (644)
                                                                                     ------------
                                                                                         (1,349)

Other assets less liabilities                                                          1,017,409
                                                                                     ------------

                                          NET ASSETS                                 $23,219,690
                                                                                     ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of         Market
Equity Securities                                     Portfolio        Shares          Value
-----------------                                    ----------       --------      ------------
CAPITAL EQUIPMENT                                       4.1%

Electrical  Equipment:                                  4.1%
    Black & Decker Corp.                                                68,200      $  2,536,187
    General Electric Co.                                               105,000         5,400,938
    Hubbell, Inc. Class B                                               60,000         1,447,500
    Stanley Works                                                      150,000         3,928,125
                                                                                    -------------
                                                                                      13,312,750

CONSUMER CYCLICALS                                      0.5%

Automobiles & Related:                                  0.5%
    Genuine Parts Co.                                                   80,000         1,605,000

CONSUMER NONDURABLES                                   20.6%

Food & Beverages:                                       6.4%
    Anheuser-Busch Company, Inc.                                        50,000         4,025,000
    Campbell Soup Co.                                                  100,000         2,650,000
    General Mills, Inc.                                                108,000         3,712,500
    Hershey Foods, Inc.                                                 70,000         3,237,500
    McCormick & Co.                                                    100,000         2,931,250
    Pepsico, Inc.                                                       50,000         2,290,625
    Ralston Purina Group                                               100,000         2,018,750
                                                                                    -------------
                                                                                      20,865,625

Health Services:                                        0.7%
    Baxter International, Inc.                                          30,000         2,332,500

Miscellaneous Consumer Products:                        5.5%
    Colgate Palmolive Co.                                               60,000         3,341,250
    Eastman  Kodak Company                                              60,000         3,292,500
    Fortune Brands, Inc.                                               120,000         2,700,000
    Gillette Co.                                                        51,300         1,497,318

These accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of         Market
Equity Securities                                     Portfolio        Shares          Value
------------------                                   ----------       --------      ------------
CONSUMER NONDURABLES (Continued)

Miscellaneous Consumer Products (Continued)
    Int'l. Flavors & Fragrance                                         100,000      $  2,675,000
    Owens Corning Fiber                                                 70,000           385,000
    Philip Morris Companies, Inc.                                      100,000         2,525,000
    UST, Inc.                                                          100,000         1,450,000
                                                                                    -------------
                                                                                      17,866,068
Pharmaceuticals:                                        8.0%
    Abbott Laboratories                                                150,000         6,243,750
    American Home Products Corporation                                 125,000         6,632,812
    Johnson & Johnson                                                   45,000         4,187,813
    Merck & Co.                                                         27,500         1,971,406
    Pharmacia Corporation                                               59,500         3,257,625
    Schering-Plough Corp.                                               80,000         3,455,000
                                                                                    -------------
                                                                                      25,748,406

CONSUMER SERVICES                                      16.6%

Entertainment & Leisure:                                3.1%
    Hilton Hotels Corp.                                                400,000         4,100,000
    Starwood Hotel & Resort Worldwide, Inc.                            175,000         5,971,875
                                                                                    -------------
                                                                                      10,071,875

General Merchandise Stores:                             6.6%
    Albertsons, Inc.                                                   125,000         3,773,437
    May Department Stores Co.                                           58,000         1,377,500
    Neiman-Marcus Group, Inc.*                                          90,000         2,970,000
    Nordstrom, Inc.                                                     67,000         1,172,500
    Penney J C Co.                                                      50,000           806,250
    Target Corp.                                                       180,000         5,220,000
    Toys R Us, Inc.*                                                   250,000         4,125,000
    Tupperware Corp.                                                   100,000         1,943,750
                                                                                    -------------
                                                                                      21,388,437

* Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of          Market
Equity Securities                                     Portfolio        Shares          Value
-----------------                                    -----------      --------      ------------
CONSUMER SERVICES (Continued)

Media & Communications:                                 5.5%
    Walt Disney Company Holding Co.                                    156,300      $  6,046,855
    Knight Ridder, Inc.                                                 60,000         3,127,500
    Meredith Corp.                                                      60,000         1,908,750
    Readers Digest Assn., Inc.                                          35,000         1,194,375
    Viacom, Inc. CL B *                                                 81,375         5,396,180
                                                                                    -------------
                                                                                      17,673,660

Miscellaneous Business Services:                        1.4%
    Waste Management, Inc.                                             250,000         4,671,875

ENERGY                                                 10.5%

Oil And Gas Extraction:                                10.5%
    Amerada Hess Corp.                                                  65,000         3,932,500
    BP Amoco PLC.                                                      241,532        12,635,143
    Baker Hughes, Inc.                                                 131,200         4,542,800
    Chevron Corp.                                                       40,000         3,160,000
    Exxon Mobil Corp.                                                   57,122         4,569,760
    Texaco, Inc.                                                        30,600         1,512,788
    Unocal Corp.                                                       125,000         3,781,250
                                                                                    -------------
                                                                                      34,134,241

FINANCIAL                                              16.9%

Banking:                                                6.6%
    Bank One Corp.                                                     110,000         3,499,375
    Chase Manhattan Corp.                                               45,000         2,235,938
    Firstar Corp.*                                                     175,000         3,456,250
    Mellon Financial Corp.                                             100,000         3,768,750
    National City Corp.                                                100,000         1,775,000
    Washington Mutual, Inc.                                            120,000         3,855,000

* Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                         SECURITY FIRST TRUST SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of          No. of          Market
Equity Securities                                     Portfolio         Shares          Value
-----------------                                    ----------        --------     -------------
FINANCIAL (Continued)

Banking  (Continued)
    Wells Fargo & Co.                                                   66,660      $  2,753,891
                                                                                    -------------
                                                                                      21,344,204
Federal Agencies:                                       0.7%
    Freddie Mac                                                         60,000         2,366,250

Financial Services:                                     5.2%
    H&R Block, Inc.                                                     60,000         1,920,000
    Citigroup, Inc.                                                    165,547        11,681,410
    J.P. Morgan & Co.                                                   25,000         3,337,500
                                                                                    -------------
                                                                                      16,938,910

Insurance Carriers:                                     4.4%
    Chubb Corp.                                                         65,000         4,810,000
    Loews Corp.                                                         30,000         1,882,500
    St. Paul Companies, Inc.                                           105,136         4,671,981
    UnumProvident Corp.                                                125,000         2,875,000
                                                                                    -------------
                                                                                      14,239,481

PROCESS INDUSTRIES                                     10.7%

Chemicals and Allied Products:                          7.0%
    Dow Chemical Co.                                                    90,000         2,587,500
    Dupont Co.                                                          50,000         2,265,625
    Fort James Corp.                                                   125,000         3,820,313
    Great Lakes Chemical Corp.                                         100,000         2,937,500
    Hercules, Inc.                                                     130,000         1,941,875
    Imperial Chemical ADR                                              100,000         2,868,750
    Minnesota Mining & Manufacturing Co.                                38,300         3,449,394
    Pall Corp.                                                         125,000         2,593,750
                                                                                    -------------
                                                                                      22,464,707

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                      Percentage
                                                      of Market
                                                       Value of                   No. of          Market
Equity Securities                                     Portfolio                   Shares          Value
-----------------                                     ---------                   ------          -----

PROCESS INDUSTRIES (Continued)

Forest Products:                                         0.4%
      Weyerhaeuser Co.                                                             30,000      $   1,370,625

Metal Mining:                                            1.0%
      Newmont Mining Corp.                                                         75,000          1,331,250
      Phelps Dodge Corp.                                                           50,000          2,034,375
                                                                                               -------------
                                                                                                   3,365,625

Paper And Allied Products:                               2.3%
      Kimberly-Clark Corp.                                                        100,000          5,743,750
      International Paper Co.                                                      47,278          1,607,452
                                                                                               -------------
                                                                                                   7,351,202

TECHNOLOGY                                               5.5%

Computer and Office Equipment:                           5.5%
      America Online, Inc.*                                                        40,000          2,132,500
      BMC Software, Inc.*                                                         100,000          1,887,500
      Computer Associates International, Inc.                                      75,000          1,860,938
      First Data Corp.                                                            125,000          5,757,813
      Microsoft Corp.                                                              40,000          2,792,500
      Motorola, Inc.                                                               50,000          1,653,125
      Xerox Corp.                                                                 120,000          1,785,000
                                                                                               -------------
                                                                                                  17,869,376
TRANSPORTATION                                           5.9%

Aerospace and Defense:                                   3.8%
      Boeing Company                                                              100,000          4,900,000
      Lockheed Martin Corp.                                                       100,000          2,812,500
      Raytheon Co. CL B                                                           100,000          2,425,000
      Rockwell International Corp.                                                 60,000          2,103,750
                                                                                               -------------
                                                                                                  12,241,250

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                        Percentage
                                        of Market
                                         Value of         No. of        Market
Equity Securities                       Portfolio         Shares         Value
-----------------                       ---------         ------         -----
TRANSPORTATION (Continued)

Railroad Transportation:                   2.1%
      Norfolk Southern Corp.                             200,000     $  3,725,000
      Union Pacific Corp.                                 70,000        3,023,125
                                                                     ------------
                                                                        6,748,125

UTILITIES                                  5.3%

Telephone Communication:                   2.4%
      AT&T Co.                                            30,000          928,125
      SBC Communications, Inc.                           104,865        4,463,317
      Verizon Communications, Inc.                        48,800        2,293,600
                                                                     ------------
                                                                        7,685,042

Utility Holding Companies:                 2.9%
      Edison International                                50,000          984,375
      Niagara Mohawk Holdings, Inc.*                     137,500        1,830,468
      Peco Energy Co.                                     50,000        2,134,375
      Scottish Power PLC*                                 40,600        1,344,875
      Unicom Corp.                                        75,000        3,079,688
                                                                     ------------
                                                                        9,373,781
                                                                     ============

        TOTAL EQUITY SECURITIES
             (COST $268,381,419)                                      313,029,015


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000



                                                                   Percentage
                                                                   of Market
                                                                     Value of                     Market
Short-Term Investments                                              Portfolio   Principal          Value
----------------------                                             -----------  ----------     -------------

SHORT-TERM INVESTMENTS                                                 3.4%

Commercial Paper:                                                      3.4%
      Ciesco L.P, 6.55%, 08/17/2000                                              5,000,000      $  4,985,340
      Knight Ridder Inc., 6.54%, 08/31/2000                                      6,000,000         5,967,049
                                                                                                ------------

                                   TOTAL SHORT-TERM INVESTMENTS
                                             (COST $10,952,389)                                   10,952,389
                                                                                                ------------

                                              TOTAL INVESTMENTS
                                            (COST $279,333,808)      100.0%                      323,981,404

Other assets less liabilities                                                                        972,600
                                                                                                ------------

                                                     NET ASSETS                                $ 324,954,004
                                                                                               =============



*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       26

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000

                                              Percentage
                                              of Market
                                               Value of      No. of        Market
Equity Securities                             Portfolio      Shares         Value
-----------------                            -----------    --------     -----------
CAPITAL EQUIPMENT                                6.3%

Aerospace & Defense:                             1.1%
      Boeing Company                                           4,400     $   215,600
      Tyco International, Ltd.                                 8,100         433,350
                                                                         -----------
                                                                             648,950
Electrical Equipment:                            4.2%
      General Electric Co.                                    47,600       2,448,425

Machinery:                                       1.0%
      Illinois Tool Works, Inc.                                9,600         549,600

CONSUMER NONDURABLES                            14.9%

Food & Beverages:                                3.4%
      Anheuser-Busch Company, Inc.                             9,700         780,850
      Coca Cola                                               13,800         846,112
      Pepsico, Inc.                                            7,400         339,013
                                                                         -----------
                                                                           1,965,975

Health Services:                                 0.7%
      Medtronic, Inc.                                          7,900         403,394

Miscellaneous Consumer Products:                 1.3%
      McDonalds  Corp.                                        10,300         324,450
      Proctor & Gamble Co.                                     7,200         409,500
                                                                         -----------
                                                                             733,950

Pharmaceuticals:                                 9.5%
      American Home Products Co.                              12,000         636,750
      Amgen, Inc.*                                             6,000         389,625
      Johnson & Johnson                                       10,300         958,544
      Lilly Eli & Co.                                          7,800         810,225
      Merck & Co.                                             15,100       1,082,481

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       27

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                               Percentage
                                               of Market
                                                Value of        No. of          Market
Equity Securities                              Portfolio        Shares           Value
-----------------                             ------------     -------       ------------

CONSUMER NONDURABLES (Continued)

Pharmaceuticals (Continued)
      Pfizer, Inc.                                               24,475      $  1,055,484
      Schering Plough Corp.                                      13,800           595,988
                                                                             ------------
                                                                                5,529,097

CONSUMER CYCLICALS                                0.5%

Automobiles & Related:                            0.5%
      Ford Motor Co.                                              6,400           298,000

CONSUMER SERVICES                                10.2%

General Merchandise Stores:                       5.2%
      Costco Wholesale Corp.*                                    14,300           465,644
      Gap, Inc.                                                   8,300           297,244
      Home Depot, Inc.                                           16,450           851,288
      Walmart Stores                                             26,000         1,428,375
                                                                             ------------
                                                                                3,042,551

Media & Communications:                           5.0%
      A T & T Corp Liberty Media Group                           15,400           342,650
      Clear Channel Communication, Inc.*                         10,500           799,969
      Walt Disney Company Holding Co.                            14,000           541,625
      Time Warner, Inc.                                           7,600           582,825
      Viacom, Inc. CL B *                                         9,154           607,025
                                                                             ------------
                                                                                2,874,094

ENERGY                                            5.6%

Oil And Gas Extraction:                           5.6%
      Exxon Mobil Corp.                                          20,528         1,642,240


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                 Percentage
                                                  of Market
                                                  Value of     No. of         Market
Equity Securities                                 Portfolio    Shares          Value
-----------------                               -----------   --------      ------------
ENERGY (Continued)

Oil And Gas Extraction (Continued)
      Royal Dutch Petroleum Co. ADR                              17,700     $  1,031,025
      Schlumberger Limited                                        8,200          606,288
      Transocean Sedco Forex, Inc.                                   26            1,287
                                                                            ------------
                                                                               3,280,840

FINANCIAL                                           18.1%

Banking:                                             1.8%
      Chase Manhattan Corp.                                      12,800          636,000
      Mellon Financial Corp.                                     11,500          433,406
                                                                            ------------
                                                                               1,069,406

Federal Agencies:                                    1.3%
      Federal National  Mortgage Assn.                           18,700          737,481

Financial Services:                                 12.0%
      American Express Co.                                        6,400          362,800
      Citigroup, Inc.                                            33,475        2,362,080
      MBNA Corp.                                                 13,700          457,238
      Morgan Stanley Dean Witter                                  9,870          900,638
      Northern Trust Corp.                                        6,500          486,688
      Charles Schwab Corp.                                       12,100          437,113
      SPDR Trust                                                 13,800        1,972,535
                                                                            ------------
                                                                               6,979,092

Insurance Carriers:                                  3.0%
      Ace Limited                                                 2,400           86,400
      American International Group                               18,880        1,655,540
                                                                            ------------
                                                                               1,741,940

The accompanying notes are an integral part of these financial statements.
================================================================================
                                       29

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                           Percentage
                                           of Market
                                            Value of                      No. of         Market
Equity Securities                          Portfolio                      Shares          Value
-----------------                         ------------                    ------        -----------
PROCESS INDUSTRIES                            1.9%

Chemicals and Allied Products:                0.6%
      Dow Chemical Co.                                                     11,100       $   319,125

Metal Mining:                                 0.7%
      Alcoa, Inc.                                                          14,300           432,575

Paper And Allied Products:                    0.6%
      International Paper Co.                                              10,700           363,800

TECHNOLOGY                                   34.3%

Communication  Equipment:                     8.3%
      Arcatel Sponsored ADRS                                                4,100           299,813
      Corning, Inc.                                                         2,000           467,875
      Lucent Technologies, Inc.                                            16,300           713,125
      Motorola, Inc.                                                       27,000           892,688
      Nextel Communication, Inc.*                                           9,800           548,188
      Nortel Networks Corp.                                                20,900         1,554,436
      Vodafone Airtouch  PLC ADR                                            8,000           340,000
                                                                                        -----------
                                                                                          4,816,125

Computer & Office Equipment:                 26.0%
      America Online, Inc.*                                                18,100           964,956
      Applied Materials, Inc.*                                              4,000           303,500
      Cisco Systems Inc.*                                                  42,600         2,787,638
      Dell Computer Corp.*                                                 24,000         1,054,500
      EMC  Mass Corp.*                                                     13,100         1,115,138
      Electronic Data System Corp.                                         10,500           451,500
      Hewlett Packard Co.                                                   5,200           567,775
      Intel Corp.                                                          36,600         2,443,050


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       30

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                  Percentage
                                                  of Market
                                                   Value of    No. of          Market
Equity Securities                                 Portfolio    Shares           Value
-----------------                                -----------   ------        ------------
TECHNOLOGY (Continued)

Computer & Office Equipment (Continued)
      International Business Machines Corp.                       8,800      $     989,450
      Microsoft Corp.                                            26,800          1,870,975
      Oracle Corp.*                                              13,500          1,015,031
      Sun Microsystems, Inc.*                                     7,900            832,956
      Texas Instruments, Inc.                                    12,700            745,331
                                                                             -------------
                                                                                15,141,800

UTILITIES                                            8.2%

Telephone Communication:                             5.9%
      AT&T Co.                                                   12,000            371,250
      Qwest Communications International, Inc.                   11,936            560,246
      SBC Communications, Inc.                                   19,000            808,687
      Verizon Communications, Inc.                               19,900            935,300
      Worldcom, Inc.*                                            19,000            742,187
                                                                             -------------
                                                                                 3,417,670

Utility Holding Companies:                           2.3%
      Aes Corp.*                                                 13,800            737,437
      American Power Conversion Corp.*                            6,500            165,343
      Calpine Corp.                                               6,000            427,500
                                                                             -------------
                                                                                 1,330,280
                                                                             -------------

                               TOTAL INVESTMENTS
                              (COST $44,935,123)    100.0%                      58,124,170

Other assets less liabilities                                                      891,257
                                                                             -------------

                                      NET ASSETS                             $  59,015,427
                                                                             =============

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       31

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000


                                                                  Percentage
                                                                  of Market
                                                                   Value of                    Market
Fixed Maturities                                                  Portfolio     Principal      Value
----------------                                                 -----------   ----------    -----------
CORPORATE NOTES                                                      1.9%

Finance & Credit:                                                    1.9%
      Deutsche Mortgage & Asset, 6.22%, 09/15/07                                 106,776     $   102,804
      GMAC Mortgage Corp., 5.94%, 07/01/13                                       431,651         387,757
      Residential Accredit Lines, Inc., 6.75%, 05/25/28                          116,248         113,822
                                                                                             -----------
                                                                                                 604,383
                                                                                             -----------

                                          TOTAL CORPORATE NOTES
                                                (COST $639,117)                                  604,383

U.S. GOVERNMENT OBLIGATIONS                                          32.0%

U.S. Treasury Bonds:                                                 30.7%
        8.75%, 11/15/08                                                            500,000       532,030
      12.75%, 11/15/10                                                             600,000       768,186
      14.00%, 11/15/11                                                              50,000        69,438
        9.25%, 02/15/16                                                            410,000       536,202
        8.50%, 02/15/20                                                          3,130,000     3,969,216
        6.375%, 08/15/27                                                         3,580,000     3,744,429
        5.25%, 02/15/29                                                            230,000       207,718
                                                                                             -----------
                                                                                               9,827,219

U.S. Treasury Notes:                                                  1.3%
      6.375%, 04/30/02                                                             250,000       250,000
      5.875%, 11/15/04                                                             170,000       167,768
                                                                                             -----------
                                                                                                 417,768
                                                                                             -----------
                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (COST $10,361,424)                               10,244,987

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                    Percentage
                                                    of Market
                                                     Value of                        Market
Fixed Maturities                                    Portfolio     Principal          Value
----------------                                    ----------   ----------       -----------
FEDERAL AGENCIES                                      59.5%

Federal Farm Credit Bank:                              6.7%
       6.05%, 04/21/03                                               550,000      $   538,203
       6.94%, 05/19/05                                               125,000          124,816
       7.37%, 08/01/06                                             1,500,000        1,496,835
                                                                                  -----------
                                                                                    2,159,854
Federal Home Loan Bank:                                0.8%
      8.00%, 08/27/01                                                250,000          252,768

Federal Home Loan Mortgage Corp.:                     16.1%
      7.36%, 06/05/07                                              1,500,000        1,476,150
      7.00%, 07/01/07                                                 54,479           53,236
      7.00%, 09/01/10                                                159,137          156,500
      6.50%, 04/01/11                                                942,803          911,568
      6.00%, 05/11/11                                                999,667          949,054
      5.50%, 05/01/14                                                465,156          432,595
      6.918%, 07/01/27                                                 6,176            6,183
      6.50%, 04/01/29                                                487,194          461,158
      6.50%, 05/01/29                                                715,730          677,481
      6.50%, 06/01/29                                                 35,025           33,154
                                                                                  -----------
                                                                                    5,157,079

Federal National Mortgage Assn.:                      22.1%
      6.125%, 11/25/03                                               130,144          128,787
      5.125%, 02/13/04                                               175,000          165,120
      6.14%, 09/10/08                                                225,000          208,861
      6.09%, 10/01/08                                                513,030          475,168
      6.00%, 11/01/08                                                270,526          259,705
      6.50%, 03/01/09                                                 71,587           70,693
      7.00%, 04/01/11                                                775,935          762,108
      7.00%, 05/01/11                                                370,525          363,922
      5.50%, 07/01/13                                                428,017          396,985



The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000



                                                     Percentage
                                                     Of Market
                                                      Value of                                    Market
Fixed Maturities                                     Portfolio                    Principal        Value
----------------                                    ------------                 -----------    -----------
FEDERAL AGENCIES (Continued)

Federal National Mortgage Assn. (Continued)
      8.00%, 11/01/13                                                               523,443     $   525,406
      5.50%, 01/01/14                                                               462,803         429,249
      5.50%, 02/01/14                                                               458,187         424,968
      6.00%, 03/01/14                                                                61,348          58,127
      8.00%, 08/01/14                                                               246,977         249,677
      6.50%, 05/17/15                                                               700,000         662,816
      6.32%, 10/01/23                                                               691,946         633,131
      8.00%, 10/01/25                                                               144,592         145,134
      6.00%, 06/01/29                                                               487,442         447,681
      6.50%, 06/01/29                                                               495,016         467,944
      6.50%, 09/01/29                                                               194,289         183,663
                                                                                                -----------
                                                                                                  7,059,145

Government National Mortgage Assn.:                    12.9%
      8.25%, 02/15/09                                                               199,930         203,179
      6.00%, 04/15/14                                                               453,313         431,780
      7.00%, 10/15/23                                                               480,979         467,901
      7.50%, 01/15/26                                                               689,529         684,135
      6.50%, 03/15/29                                                               214,265         203,417
      6.50%, 04/15/29                                                               176,935         167,977
      6.50%, 05/15/29                                                               230,708         219,028
      6.50%, 06/15/29                                                               216,195         205,249
      6.50%, 07/15/29                                                               537,122         509,927
      6.50%, 07/15/29                                                               498,364         473,132
      6.50%, 08/15/29                                                               602,089         571,605
                                                                                                -----------
                                                                                                  4,137,330
Other Federal Agencies:                                 0.9%
      Small Business Admin., 5.50%, 10/01/18                                        334,152         296,259
                                                                                                -----------

                   TOTAL FEDERAL AGENCIES
                        (COST $19,452,737)                                                       19,062,435


The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                         Percentage
                                                          Of Market
                                                           Value of                               Market
Short-Term Investments                                    Portfolio             Principal          Value
----------------------                                    ---------            ----------      -------------
SHORT-TERM INVESTMENTS                                         6.6%
      Federal Home Loan Bank, 5.72%, 08/01/00
                                    (COST  $2,100,000)                          2,100,000      $   2,100,000
                                                                                               -------------

                                     TOTAL INVESTMENTS
                                    (COST $32,553,278)       100.0%                               32,011,805

Other assets less liabilities                                                                        508,244
                                                                                               -------------

                                            NET ASSETS                                         $  32,520,049
                                                                                               =============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
SECURITY  FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond Series and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Equity Series and the U.S. Government Income Series on July 11, 1993, which commenced operations May 19, 1993.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31.

As of 12/31/1999 the Bond Series and U.S. Government Income Series had capital loss carryforwards of $657,021 and $857,344, respectively. The loss carryforwards expire on 12/31/2009.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

Short-term investments that have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE A--ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy and to sell foreign currency generally are used to minimize the effect of currency fluctuation on the portfolios. Also, a contract to buy or to sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net realized gain or loss on sale of investments is determined by the specific identification method.

ESTIMATES -- Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgements. Actual results could differ from those estimates.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC and T. Rowe Price Associates, respectively. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 2000, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation

SECURITY FIRST TRUST
================================================================================
equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

Equity Series and  U.S. Government Income Series:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-adviser, Blackrock, Inc. (Blackrock). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Blackrock waive their fees.

Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series and for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and an annual fee of .55% of the average daily net assets of the Equity Series.









SECURITY FIRST TRUST
================================================================================

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the year ended July 31, 2000 were as follows:



                                                                   T. Rowe Price
                                                                      Growth                                      U.S.
                                                                        and                                    Government
                                                                       Income              Equity                 Income
                                                   Bond Series         Series              Series                 Series
                                                   -----------     -------------         -------------        -------------
    U.S. Government Securities:
      Purchases                                    $ 27,262,380                                               $ 50,241,251
      Sales                                          28,207,320                                                 51,138,844
    Other Investment Securities:
      Purchases                                      15,323,341      $ 77,736,240         $ 48,945,616             256,172
      Sales                                          16,089,569        50,617,104           48,275,745           1,597,940



The cost of investments at July 31, 2000 was the same for both financial statement and federal income tax purposes. At July 31, 2000, the composition of unrealized appreciation and depreciation of investment securities was as follows:



                                                                   Unrealized
                                                        Appreciation            Depreciation                 Net
                                                       --------------          --------------         ---------------

    Bond Series                                        $      151,839          $     (572,750)        $      (420,911)
    T. Rowe Price Growth and Income Series                 87,812,518             (43,164,922)             44,647,596
    Equity Series                                          15,042,867              (1,853,820)             13,189,047
    U.S. Government Income Series                             235,733                (777,206)               (541,473)

================================================================================

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                         Shares Issued
                                                                         in Connection
                                                                     with Reinvestment of
                                                                  Net                  Net
                                                              Investment            Realized
                                                                Income                Gain
                                                   Sold       Distributions         Distributions      Redeemed          Net
                                               ----------     -------------         -------------    ------------      --------
YEAR ENDED JULY 31, 2000

   Bond Series                                   860,594           379,121                            (1,471,680)      (231,965)
   T. Rowe Price Growth and Income Series      1,176,075           385,000            1,004,682       (2,272,433)       293,324
   Equity Series                                 191,684            39,195              186,614         (634,942)      (217,449)
   U.S. Government Income Series                 453,683           380,323                              (790,971)        43,035




YEAR ENDED JULY 31, 1999
   Bond Series                                 2,312,332           240,383               51,543         (682,801)     1,921,457
   T. Rowe Price Growth and Income Series      2,272,424           331,107            1,164,634         (812,020)     2,956,145
   Equity Series                                  94,561            56,914            1,098,636         (814,089)       436,022
   U.S. Government Income Series                 441,277           351,815              113,764         (828,203)        78,653


================================================================================

SECURITY FIRST TRUST

NOTE E -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:


                                                                  NET REALIZED          TOTAL
                                                                 AND UNREALIZED         INCOME
                             NET ASSET                               GAINS              (LOSS)           DIVIDENDS
                             VALUE AT              NET            (LOSSES) ON            FROM            FROM NET
                             BEGINNING         INVESTMENT         INVESTMENTS         INVESTMENT        INVESTMENT
                              OF YEAR            INCOME                               OPERATIONS          INCOME
                           --------------     --------------     ---------------     -------------     --------------

BOND SERIES
Year ended July 31,

   1996                 $    3.92            $    .24          $   (.04)         $    .20            $     (.24)
   1997                      3.88                 .24               .14               .38                  (.24)
   1998                      4.02                 .19               .11               .30                  (.21)
   1999                      4.11                 .18              (.14)              .04                  (.18)
   2000                      3.93                 .24              (.11)              .13                  (.22)




T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1996                 $   10.58            $    .30          $   1.56          $   1.86            $     (.30)
   1997                     12.10                 .30              4.69              4.99                  (.29)
   1998                     16.26                 .28              1.27              1.55                  (.30)
   1999                     16.56                 .29              2.45              2.74                  (.29)
   2000                     18.01                 .29             (1.61)            (1.32)                 (.29)



EQUITY SERIES
Year ended July 31,
   1996                 $    5.70            $    .10          $    .46          $    .56            $     (.05)
   1997                      6.05                 .09              2.60              2.69                  (.11)
   1998                      8.18                 .07              1.04              1.11                  (.08)
   1999                      8.57                 .06              1.42              1.48                  (.07)
   2000                      8.54                 .02               .68               .70                  (.05)


U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1996                 $    5.13            $    .18          $    .04          $    .22            $     (.19)
   1997                      5.15                 .23               .20               .43                  (.22)
   1998                      5.36                 .27               .06               .33                  (.24)
   1999                      5.45                 .30              (.24)              .06                  (.31)
   2000                      5.10                 .30              (.01)              .29                  (.29)






                       DISTRIBUTIONS
                            FROM         NET ASSET
                          REALIZED        VALUE AT
                          CAPITAL          END OF              TOTAL
                           GAINS            YEAR            RETURN(1)
                       ---------------  -------------     --------------

BOND SERIES
Year ended July 31,

   1996                                  $     3.88              5.10%
   1997                                        4.02              9.79
   1998                                        4.11              7.46
   1999                 $    (.04)             3.93              0.97
   2000                                        3.84              3.31



T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1996                $     (.04)        $   12.10             17.58%
   1997                      (.54)            16.26             41.24
   1998                      (.95)            16.56              9.53
   1999                     (1.00)            18.01             16.55
   2000                      (.77)            15.63             (7.33


EQUITY SERIES
Year ended July 31,
   1996                $     (.16)        $    6.05              9.82%
   1997                      (.45)             8.18             44.46
   1998                      (.64)             8.57             13.57
   1999                     (1.44)             8.54             17.27
   2000                      (.26)             8.93              8.20


U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1996                $     (.01)        $   5 .15              4.29%
   1997                                        5.36              8.35
   1998                                        5.45              6.16
   1999                      (.10)             5.10              1.10
   2000                                        5.10              5.69





(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.
================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E -- FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              Ratio of
                                         Ratio of                Net
                                        Operating            Investment
                                         Expenses               Income           Portfolio     Net Assets
                                        to Average            to Average          Turnover       End of
                                        Net Assets           Net Assets             Rate          Year
                                        ----------           ----------          ----------  -------------
BOND SERIES
Year ended July 31,
   1996                                    .90%                 6.32%               34%     $   8,981,365
   1997                                    .75                  6.41                54         10,634,720
   1998                                    .73                  5.78               125         17,934,392
   1999                                    .66                  5.46               147         24,717,704
   2000                                    .68                  6.30               177         23,219,690


T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1996                                    .64%                 2.73%                8%     $  112,552,893
   1997                                    .57                  2.44                14         204,703,098
   1998                                    .57                  1.92                11         290,441,528
   1999                                    .59                  1.83                15         369,111,185
   2000                                    .55                  1.83                16         324,954,004


EQUITY SERIES
Year ended July 31,
   1996                                   1.00%                 2.24%               88%     $   20,701,776
   1997                                   1.00*                 1.56*               55          47,571,469
   1998                                    .91*                  .86*               87          54,803,152
   1999                                    .81                   .72                23          58,313,162
   2000                                    .80                   .31                83          59,015,427


U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1996                                    .70%                 5.38%               148%    $   14,888,824
   1997                                    .70**                5.68**               62         28,889,460
   1998                                    .66**                5.53**              103         34,090,919
   1999                                    .71                  5.37                307         32,312,549
   2000                                    .71                  5.85                159         32,520,049


* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.


** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

================================================================================

INDEPENDENT AUDITORS' REPORT


To the Shareholders and the Board of Trustees of the Security First Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Security First Trust comprised of the Bond Series, the T. Rowe Price Growth and Income Series, the Equity Series, and the U.S. Government Income Series (collectively, the "Trust") as of July 31, 2000 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended July 31, 1998, were audited by other auditors whose report, dated September 14, 1998, expressed an unqualified opinion on those financial highlights for each of the three years.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, Equity Series, and U.S. Government Income Series as of July 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
-------------------------
September 1, 2000
Los Angeles, California

VARIABLE ANNUITIES OFFER CHOICES AND BENEFITS THAT REGULAR MUTUAL FUNDS CAN'T

        Tax-deferred retirement savings plans are among the best investments a person can make today for his or her future. As a vehicle for creating tax-favored retirement savings, variable annuities offer many advantages.

        A variable annuity offers the opportunity to invest in a diversified portfolio of securities similar to mutual funds. Taxes are deferred on all dividends and on all increases in portfolio value until you take your money out.

        At retirement, another significant advantage is that the variable annuity can provide you with income that is based on the performance of the fund or funds in which you participated. You may elect to receive monthly, quarterly or annual payments for a specified number of years, your lifetime, or the longer of your lifetime and the lifetime of your joint payee. See your policy for specific options available to you.

        The Security First Trust series offers you a choice of professionally managed options. You may invest in a Bond Series, Growth and Income Series, Equity Series, or U.S. Government Income Series, each with a varying degree of risk:

        SECURITY FIRST TRUST BOND SERIES is for conservative investors. The objective is to achieve the highest investment income over the long term consistent with the preservation of capital.

        SECURITY FIRST TRUST T. ROWE PRICE GROWTH AND INCOME SERIES is for individuals willing to accept a degree of risk. The fund's goal is growth of principal with a reasonable level of income primarily through investment in common stocks.

        SECURITY FIRST TRUST EQUITY SERIES also seeks to provide growth of capital and income through investment in common stocks of high quality companies. The fund is for individuals willing to accept a degree of risk.

        SECURITY FIRST TRUST U.S. GOVERNMENT INCOME SERIES is for conservative investors and seeks to provide current income through investment in a diversified portfolio limited primarily to U.S. government securities.


                                  ANNUAL REPORT
                                  JULY 31, 2000





                                    SECURITY
                                      FIRST
                                      TRUST



--------------------------------------------------------------------------------


                                BOARD OF TRUSTEES

            Jack R. Borsting                             Howard H. Kayton
            Katherine L. Hensley                         Lawrence E. Marcus


                           [SECURITY FIRST TRUST LOGO]
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                                  (310) 312-6100

SFG 1768

                        Security First Trust Bond Series
          Security First Trust T. Rowe Price Growth and Income Series
                       Security First Trust Equity Series
               Security First Trust U.S. Government Income Series


======================================================================================================================
                                                       SECURITY FIRST TRUST
                                                STATEMENT OF ASSETS AND LIABILITIES
                                                         JANUARY 31, 2001
                                                             UNAUDITED

                                                                        T. Rowe Price
                                                                          Growth and                    U.S. Government
                                                                            Income          Equity          Income
                                                        Bond Series         Series          Series          Series
                                                       --------------   --------------  --------------  --------------
ASSETS
  Investments at market - Note A and Schedule I: Investment securities (cost:
      Bond Series - $23,431,308; Growth
      and Income Series - $291,902,679;
      Equity Series - $44,206,541;
      U.S. Government Income Series -
      $32,516,127)                                     $  23,936,461    $ 372,754,176   $  46,280,732   $  33,276,971

  Cash                                                       333,899        2,583,442       3,130,498         162,857
  Interest receivable                                        269,024           11,410          13,825         470,909
  Dividends receivable                                                        505,932          39,370
  Unrealized appreciation on foreign
    currency contracts                                        20,497
  Receivable for capital shares purchased                                      26,731
  Receivable for securities sold                             276,996                          586,699       2,700,000
                                                       --------------   --------------  --------------  --------------


                                                          24,836,877      375,881,691      50,051,124      36,610,737

LIABILITIES
  Payable for securities purchased                           263,520                        1,149,072       3,281,384
  Payable for capital shares redeemed                         11,900                            6,931          16,461
  Payable to investment adviser - Note B                      27,902          412,282          95,448          44,060
  Payable for directors' fees                                  1,286           17,124           3,895           2,392
  Accrued expenses                                            37,459          278,104          57,194          43,564
                                                       --------------   --------------  --------------  --------------

                                                             342,067          707,510       1,312,540       3,387,861

NET ASSETS
  Capital shares (authorized 100,000,000
    shares of $.01 par value for each series)             25,209,471      293,825,418      46,433,487      33,020,638
  Undistributed net investment income                        138,618          439,290          12,310         169,976
  Undistributed net realized gain (loss)                  (1,378,928)          57,976         218,596        (728,582)
  Net unrealized appreciation of investments                 525,649       80,851,497       2,074,191         760,844
                                                       --------------   --------------  --------------  --------------

                                        NET ASSETS     $  24,494,810    $ 375,174,181   $  48,738,584   $  33,222,876
                                                       ==============   ==============  ==============  ==============

                        Capital shares outstanding         6,334,277       22,801,663       7,496,156       6,401,380

                         Net asset value per share     $        3.87    $       16.45   $        6.50   $        5.19



The accompanying notes are an integral part of these financial statements.
======================================================================================================================

======================================================================================================================
                                                       SECURITY FIRST TRUST
                                                      STATEMENT OF OPERATIONS
                                             FOR THE SIX MONTHS ENDED JANUARY 31, 2001
                                                             UNAUDITED

                                                                        T. Rowe Price
                                                                          Growth and                    U.S. Government
                                                                            Income          Equity          Income
                                                        Bond Series         Series          Series          Series
                                                       --------------   --------------  --------------  --------------
INVESTMENT INCOME
   Dividends                                                            $   3,410,624   $     260,740
   Interest                                            $     856,409          628,453          53,279   $   1,058,455
                                                       --------------   --------------  --------------  --------------
                                                             856,409        4,039,077         314,019       1,058,455

EXPENSES
   Custodian fees                                              8,228           26,165          15,085           9,685
   Adviser fees - Note B                                      41,322          604,944         149,227          65,868
   Management fees - Note B                                   17,709          259,261          40,699          24,701
   Printing expenses                                           9,432           36,374           8,671           9,182
   Audit fees                                                  3,669            4,578           3,665           2,760
   Directors' fees and expenses                                1,573           21,189           4,551           2,595
   Miscellaneous expenses                                                         907             907           1,979
                                                       --------------   --------------  --------------  --------------
                                                              81,933          953,418         222,805         116,770
                                                       --------------   --------------  --------------  --------------

                             NET INVESTMENT INCOME           774,476        3,085,659          91,214         941,685

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
   Net realized gain on sale of investments                   13,583       14,484,567       3,464,265         261,388
   Net unrealized appreciation (depreciation) of
     investments during the period                           926,063       36,203,901     (11,114,856)      1,302,317
   Assets denominated in foreign currencies                   20,497
                                                       --------------   --------------  --------------  --------------
                    Net gain (loss) on investments           960,143       50,688,468      (7,650,591)      1,563,705
                                                       --------------   --------------  --------------  --------------
                 INCREASE (DECREASE) IN NET ASSETS
                         RESULTING FROM OPERATIONS     $   1,734,619    $  53,774,127   $  (7,559,377)  $   2,505,390
                                                       ==============   ==============  ==============  ==============


The accompanying notes are an integral part of these financial statements.
======================================================================================================================

                                                       SECURITY FIRST TRUST
                                                STATEMENT OF CHANGES IN NET ASSETS
                                             FOR THE SIX MONTHS ENDED JANUARY 31, 2001
                                                             UNAUDITED

                                                                        T. Rowe Price
                                                                          Growth and                    U.S. Government
                                                                            Income          Equity          Income
                                                        Bond Series         Series          Series          Series
                                                       --------------   --------------  --------------  --------------

OPERATIONS
   Net investment income                               $     774,476    $   3,085,659   $      91,214   $     941,685
   Net realized gain on sale of investments                   13,583       14,484,567       3,464,265         261,388
   Net unrealized appreciation (depreciation)
     during the period                                       946,560       36,203,901     (11,114,856)      1,302,317
                                                       --------------   --------------  --------------  --------------
                 INCREASE (DECREASE) IN NET ASSETS
                         RESULTING FROM OPERATIONS         1,734,619       53,774,127      (7,559,377)      2,505,390
                                                       --------------   --------------  --------------  --------------

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                  (1,512,791)      (6,059,263)       (114,205)     (1,885,208)
   Net realized gains                                                     (29,680,036)     (7,883,432)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                           1,512,791        6,059,263         114,205       1,885,208
   Reinvestment of net realized gains                                      29,680,036       7,883,432
   Sales of capital shares                                   973,833        4,722,077         439,969         529,945
   Redemption of capital shares                           (1,433,332)      (8,276,027)     (3,157,435)     (2,332,508)
                                                       --------------   --------------  --------------  --------------
                            INCREASE IN NET ASSETS
                                FROM CAPITAL SHARE
                                      TRANSACTIONS         1,053,292       32,185,349       5,280,171          82,645
                                                       --------------   --------------  --------------  --------------

                         TOTAL INCREASE (DECREASE)
                                     IN NET ASSETS         1,275,120       50,220,177     (10,276,843)        702,827

NET ASSETS
   BEGINNING OF PERIOD                                    23,219,690      324,954,004      59,015,427      32,520,049
                                                       --------------   --------------  --------------  --------------
   END OF PERIOD (including undistributed net
     investment income: Bond Series -$138,618;
     Growth and Income Series - $439,290;
     Equity Series - $12,310; U.S. Government
     Income Series - $169,976)                         $  24,494,810    $ 375,174,181   $  48,738,584   $  33,222,876
                                                       ==============   ==============  ==============  ==============



The accompanying notes are an integral part of these financial statements.
======================================================================================================================


======================================================================================================================
                                                       SECURITY FIRST TRUST
                                                STATEMENT OF CHANGES IN NET ASSETS
                                                 FOR THE YEAR ENDED JULY 31, 2000

                                                                        T. Rowe Price
                                                                          Growth and                    U.S. Government
                                                                            Income          Equity          Income
                                                        Bond Series         Series          Series          Series
                                                       --------------   --------------  --------------  --------------

OPERATIONS
   Net investment income                               $   1,522,161    $   6,231,038   $     184,856   $   1,892,520
   Net realized gain (loss) on sale
     of investments                                       (1,106,001)      20,126,873       5,002,057        (464,991)
   Net unrealized appreciation (depreciation)
     during the period                                       332,798      (55,204,755)       (545,090)        454,161
                                                       --------------   --------------  --------------  --------------
                 INCREASE (DECREASE) IN NET ASSETS
                         RESULTING FROM OPERATIONS           748,958      (28,846,844)      4,641,823       1,881,690
                                                       --------------   --------------  --------------  --------------

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                  (1,410,330)      (6,182,728)       (360,159)     (1,836,952)
   Net realized gains                                                     (16,135,169)     (1,714,979)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                           1,410,330        6,182,728         360,159       1,836,952
   Reinvestment of net realized gains                                      16,135,169       1,714,979
   Sales of capital shares                                 3,319,764       19,704,012       1,705,091       2,282,843
   Redemptions of capital shares                          (5,566,736)     (35,014,349)     (5,644,649)     (3,957,033)
                                                       --------------   --------------  --------------  --------------
                 INCREASE (DECREASE) IN NET ASSETS
                                FROM CAPITAL SHARE
                                      TRANSACTIONS          (836,642)       7,007,560      (1,864,420)        162,762
                                                       --------------   --------------  --------------  --------------

                         TOTAL INCREASE (DECREASE)
                                     IN NET ASSETS        (1,498,014)     (44,157,181)        702,265         207,500

NET ASSETS
   BEGINNING OF YEAR                                      24,717,704      369,111,185      58,313,162      32,312,549
                                                       --------------   --------------  --------------  --------------
   END OF YEAR (including undistributed net
     investment income: Bond Series -$876,932;
     Growth and Income Series - $3,412,895;
     Equity Series - $35,302; U.S. Government
     Income Series - $1,113,498)                       $  23,219,690    $ 324,954,004   $  59,015,427   $  32,520,049
                                                       ==============   ==============  ==============  ==============



The accompanying notes are an integral part of these financial statements.
======================================================================================================================

=====================================================================================================
                                                                                           SCHEDULE I
                                             SECURITY FIRST TRUST
                                                  BOND SERIES
                                           PORTFOLIO OF INVESTMENTS
                                               JANUARY 31, 2001
                                                   UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
CORPORATE NOTES                                                  24.5%

Aerospace & Defense:                                              1.5%
     Honeywell International, Inc., 6.875%, 10/03/05                           165,000    $  173,044
     Lockheed Martin Corp., 7.75% , 05/01/26                                    90,000        97,538
     Tyco International, Ltd., 6.375%, 06/15/05                                 80,000        80,900
                                                                                          -----------
                                                                                             351,482

Automobiles & Related:                                            0.8%
     Amerco., 8.80%, 02/04/05                                                  150,000       148,500
     Delco Remy International, Inc., 10.625%, 08/01/06                          50,000        45,000
                                                                                          -----------
                                                                                             193,500

Banking:                                                          1.0%
     Fleet Boston Financial Corporation, 7.375%, 12/01/09                      125,000       131,250
     HSBC Fin Nederland Bank, 7.40%, 04/15/03                                  100,000       103,500
                                                                                          -----------
                                                                                             234,750

Chemicals and Allied Products:                                    0.7%
     Fort James Corp., 6.875%, 09/15/07                                        195,000       182,813

Computer and Office Equipment:                                    0.8%
     Comdisco, Inc., 9.50%, 08/15/03                                           100,000        83,500
     Xerox Capital Europe, Plc., 5.75%, 05/15/02                               150,000       111,188
                                                                                          -----------
                                                                                             194,688

Electric Utilities:                                               1.4%
     CMS Energy Corp., 8.00%, 07/01/11                                         225,000       225,000
     Public Service Electric & Gas Co., 6.25%, 01/01/07                        100,000        98,875
                                                                                          -----------
                                                                                             323,875
Entertainment & Leisure:                                          1.0%
     MGM Mirage, 8.50%, 09/15/10                                               235,000       243,813


The accompanying notes are an integral part of these financial statements.
=====================================================================================================

                               SECURITY FIRST TRUST                                        SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
CORPORATE NOTES (CONTINUED)

Finance & Credit:                                                 5.8%
     BellSouth Capital Funding Corp., 7.75%, 02/15/10                          265,000    $  287,194
     Merrill Lynch & Co, Inc., 6.00%, 11/15/04                                 115,000       115,144
     Merrill Lynch Mortgage Invest., Inc., 7.56%, 09/15/09                     115,000       117,300
     Norwest Asset Service Corp., 6.75%, 05/25/29                              245,566       193,697
     Salomon Smith Barney, Inc., 7.375%, 05/15/07                              300,000       313,500
     Texaco Capital, Inc., 5.5%, 01/15/09                                      220,000       211,750
     Valero Pass-Through Asset Trust, 6.75%, 12/15/02                          140,000       140,000
                                                                                          -----------
                                                                                           1,378,585

Forest Products:                                                  0.4%
     Noranda Forest, Inc., 7.50%, 07/15/03                                     100,000       102,500

Health Services:                                                  0.3%
     Tenet Healthcare Corp., 7.875%, 01/15/03                                   70,000        70,963

Insurance Carriers:                                               1.2%
     Conseco, Inc., 6.40%, 06/15/01                                            200,000       197,000
     Prudential Insurance Co. America, 6.875%, 04/15/03                        100,000       102,000
                                                                                          -----------
                                                                                             299,000

Media & Communications:                                           1.0%
     CSC Holdings, Inc., 8.125%, 07/15/2009                                     25,000        26,156
     Liberty Media Corp., 7.875%, 07/15/09                                     150,000       151,688
     Metromedia Fiber Network, Inc., 10.00%, 12/15/09                           70,000        65,450
                                                                                          -----------
                                                                                             243,294

Miscellaneous Business Services:                                  0.5%
     Allied Waste North America, 7.875%, 01/0/09                               115,000       110,975


The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                                                                                           SCHEDULE I
                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
CORPORATE NOTES (CONTINUED)

Miscellaneous Consumer Products:                                  3.3%
     American Standard, Inc., 7.375%, 04/15/05                                  45,000    $   44,775
     Jones Apparel Group, Inc., 7.875%, 06/15/06                               230,000       227,413
     Procter & Gamble Co., 6.875%, 09/15/09                                    200,000       212,000
     S C International Service, Inc., 9.25%, 09/01/07                           60,000        59,100
     WMX Technologies, Inc., 7.125%, 06/15/01                                  250,000       250,313
                                                                                          -----------
                                                                                             793,601

Oil and Gas Extraction:                                           1.6%
     Apache Corp., 7.70%, 03/15/26                                             155,000       167,206
     Methanex Corp., 7.40%, 08/15/02                                           100,000        99,000
     Tosco Corp., 8.125%, 02/15/30                                             100,000       111,750
                                                                                          -----------
                                                                                             377,956

Telephone Communication:                                          1.8%
     Charter Communications Holdings, 8.625%, 04/01/09                         100,000        96,500
     Crown Castle International, 0.00%, 05/15/11                                75,000        53,250
     GTE Corp., 6.94%, 04/15/28                                                100,000        98,750
     Global Crossing Holdings, Ltd., 9.625%, 05/15/08                          100,000       102,250
     US West Communications, Inc., 7.50%, 06/15/23                              80,000        77,100
                                                                                          -----------
                                                                                             427,850

Transportation:                                                   1.4%
     Canadian National Railway Co., 6.90%, 07/15/28                            165,000       160,252
     Newport News Shipbuilding, Inc.,  9.25% 12/01/06                           60,000        61,500
     Norfolk Southern Corp., 7.80%, 05/15/27                                   100,000       107,000
                                                                                          -----------
                                                                                             328,752

                              TOTAL CORPORATE NOTES
                                           (COST $5,814,613)                               5,858,397



The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
FEDERAL AGENCIES                                                 60.0%


Federal Home Loan Mortgage Corp.:                                 0.2%
     9.50%, 04/01/19                                                            26,053    $   28,024
     9.00%, 06/01/19                                                            13,179        14,023
                                                                                          -----------
                                                                                              42,047

Federal National Mortgage Assn.:                                 14.5%
     6.00%, 12/15/05                                                           350,000       359,188
     6.625%, 09/15/09                                                          700,000       737,625
     7.00%, 05/01/12                                                           127,470       129,899
     6.50%, 03/01/13                                                           271,947       274,239
     7.00%, 09/01/15                                                           789,547       804,596
     6.50%, 10/01/15                                                           790,796       797,462
     7.50%, 08/25/21                                                             9,069         9,068
     6.625%, 11/15/30                                                          335,000       355,100
                                                                                          -----------
                                                                                           3,467,177

Government National Mortgage Assn.:                              45.3%
     9.00%, 04/15/09                                                             1,974         2,061
     9.00%, 05/15/09                                                            10,416        10,875
     9.00%, 05/15/09                                                             2,591         2,705
     9.00%, 05/15/09                                                             1,021         1,066
     9.00%, 05/15/09                                                             1,443         1,507
     11.25%, 09/15/15                                                           77,140        82,540
     11.25%, 11/15/15                                                            9,456        10,355
     10.00%, 06/15/17                                                           21,089        22,189
     9.25%, 07/15/17                                                             6,914         7,178
     10.00%, 11/15/17                                                            7,535         7,928
     11.50%, 02/15/18                                                            3,216         3,521
     10.00%, 03/15/19                                                           21,481        22,602
     10.00%, 03/15/20                                                           13,543        14,249
     9.25%, 05/15/20                                                            29,138        30,249



The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
FEDERAL AGENCIES (CONTINUED)

Government National Mortgage Assn. (CONTINUED)
     9.25%, 05/15/21                                                            86,298    $   89,588
     9.25%, 06/15/21                                                            20,931        21,729
     7.00%, 08/15/23                                                            59,516        60,446
     7.50%, 06/15/23                                                            73,714        75,672
     7.50%, 10/15/23                                                           108,902       111,795
     7.00%, 01/15/24                                                           111,954       113,703
     7.00%, 03/15/24                                                            71,539        72,657
     7.00%, 01/15/25                                                           331,400       336,163
     9.50%, 01/15/25                                                            10,134        10,612
     9.50%, 05/15/25                                                             7,010         7,341
     7.00%, 02/15/26                                                           423,307       429,920
     7.50%, 09/15/26                                                           155,584       159,716
     8.00%, 05/15/27                                                           180,658       186,924
     6.50%, 04/15/28                                                           692,894       692,243
     7.00%, 05/15/28                                                           321,946       326,975
     7.00%, 06/15/28                                                           282,515       286,928
     6.50%, 10/15/28                                                         1,429,777     1,428,433
     6.50%, 11/15/28                                                           442,058       441,642
     6.50%, 01/15/29                                                           223,001       222,791
     6.50%, 02/15/29                                                           145,206       145,070
     6.50%, 04/15/29                                                           240,012       239,787
     6.50%, 05/15/29                                                           290,809       288,354
     6.50%, 06/15/29                                                           147,071       146,933
     8.00%, 07/15/29                                                           111,553       115,422
     7.00%, 08/15/29                                                           977,860       993,134
     7.50%, 09/15/29                                                           487,225       500,166
     8.00%, 09/15/29                                                           237,500       245,736
     8.00%, 10/15/29                                                           541,461       560,238
     8.00%, 05/15/30                                                            94,217        97,484
     8.00%, 05/15/30                                                           134,735       139,408
     8.00%, 06/15/30                                                           220,342       227,983



The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
FEDERAL AGENCIES (CONTINUED)

Government National Mortgage Assn. (CONTINUED)
     8.00%, 06/15/30                                                           253,089    $  261,866
     8.00%, 07/15/30                                                            59,636        61,704
     8.00%, 07/15/30                                                           687,445       711,285
     8.00%, 07/15/30                                                           582,160       602,346
     8.00%, 07/15/30                                                           206,103       213,251
                                                                                          -----------
                                                                                          10,844,470

                             TOTAL FEDERAL AGENCIES
                                          (COST $14,057,660)                              14,353,694


U.S. GOVERNMENT OBLIGATIONS                                      14.2%

U.S. Treasury Bonds:                                              3.0%
     5.25%, 02/15/29                                                           220,000       209,304
     3.875%, 04/15/29                                                          482,113       505,013
                                                                                          -----------
                                                                                             714,317

U.S. Treasury Notes:                                             11.2%
     3.375%, 01/15/07                                                          156,723       156,772
     5.50%, 05/15/09                                                           870,000       890,045
     6.00%, 08/15/09                                                         1,275,000     1,348,121
     3.50%, 01/15/11                                                           285,018       284,750
                                                                                          -----------
                                                                                           2,679,688

                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                                           (COST $3,228,457)                               3,394,005



The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
FOREIGN GOVERNMENT OBLIGATIONS                                    1.3%

     Argentina Rep, 0.00%, 03/31/05                                            360,000    $  330,365
                                                                                          -----------

                       TOTAL FOREIGN  GOVERNMENT OBLIGATIONS
                                             (COST $330,578)                                 330,365
                                                                                          -----------

                                TOTAL INVESTMENTS
                                          (COST $23,431,308)    100.0%                    23,936,461


Forward Foreign Currency Contracts
----------------------------------

CONTRACT TO BUY
610,000 Euro Dollars (Settlement Date 02/22/01;
     Payable amount $544,790; Market value $565,287)                                          20,497

Other assets less liabilities                                                                537,852
                                                                                          -----------

                                                  NET ASSETS                             $24,494,810
                                                                                         ============





The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                             SECURITY FIRST TRUST                                          SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
CAPITAL EQUIPMENT                                                 2.7%

Electrical  Equipment:                                            2.7%
     Black & Decker Corp.                                                       68,200   $ 3,051,950
     Hubbell, Inc. Class B                                                      60,000     1,717,800
     Stanley Works                                                             150,000     5,148,000
                                                                                          -----------
                                                                                           9,917,750

CONSUMER CYCLICALS                                                1.3%

Automobiles & Related:                                            1.3%
     Ford Motor Co.                                                            100,000     2,819,000
     Genuine Parts Co.                                                          80,000     2,028,800
                                                                                          -----------
                                                                                           4,847,800

CONSUMER NONDURABLES                                             19.3%

Food & Beverages:                                                 5.0%
     Campbell Soup Co.                                                         100,000     3,290,000
     General Mills, Inc.                                                       108,000     4,525,200
     Hershey Foods, Inc.                                                        70,000     4,165,000
     McCormick & Co.                                                           100,000     3,645,000
     Ralston Purina Group                                                      100,000     3,116,000
                                                                                          -----------
                                                                                          18,741,200

Health Services:                                                  0.7%
     Baxter International, Inc.                                                 30,000     2,636,400

Miscellaneous Consumer Products:                                  7.2%
     Clorox Co.                                                                100,000     3,375,000
     Colgate Palmolive Co.                                                      60,000     3,604,800
     Eastman  Kodak Company                                                     70,000     3,053,400
     Fortune Brands, Inc.                                                      120,000     3,841,200
     Gillette Co.                                                              119,000     3,762,780



The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
CONSUMER NONDURABLES (CONTINUED)

Miscellaneous Consumer Products (CONTINUED)
     Int'l. Flavors & Fragrance                                                100,000   $ 2,207,000
     Philip Morris Companies, Inc.                                             100,000     4,400,000
     UST, Inc.                                                                 100,000     2,550,000
                                                                                          -----------
                                                                                          26,794,180
Pharmaceuticals:                                                  6.4%
     Abbott Laboratories                                                       150,000     6,729,000
     American Home Products Corporation                                        125,000     7,387,500
     Johnson & Johnson                                                          45,000     4,190,850
     Pharmacia Corporation                                                      29,000     1,624,580
     Schering-Plough Corp.                                                      80,000     4,032,000
                                                                                          -----------
                                                                                          23,963,930

CONSUMER SERVICES                                                16.1%

Entertainment & Leisure:                                          3.0%
     Hilton Hotels Corp.                                                       400,000     4,736,000
     Starwood Hotel & Resort worldwide, Inc.                                   175,000     6,737,500
                                                                                          -----------
                                                                                          11,473,500

General Merchandise Stores:                                       7.2%
     Albertsons, Inc.                                                          125,000     3,543,750
     May Department Stores Co                                                   52,200     2,033,190
     Neiman-Marcus Group, Inc.*                                                 90,000     3,504,600
     Nordstrom, Inc.                                                            67,000     1,366,130
     Penney J C Co.                                                             50,000       698,500
     Target Corp.                                                              180,000     6,836,400
     Toys R Us, Inc.*                                                          250,000     6,600,000
     Tupperware Corp.                                                          100,000     2,106,000
                                                                                          -----------
                                                                                          26,688,570


*Non-income producing
The accompanying notes are an integral part of these financial statements.
=====================================================================================================

======================================================================================================
                              SECURITY FIRST TRUST                                          SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
CONSUMER SERVICES (CONTINUED)

Media & Communications:                                           4.3%
     Disney Walt Company Holding Co.                                           156,300   $ 4,759,335
     Knight Ridder, Inc.                                                        60,000     3,492,600
     Meredith Corp.                                                             60,000     2,118,000
     Readers Digest Assn., Inc.                                                 35,000     1,041,250
     Viacom, Inc. CL B *                                                        81,375     4,491,900
                                                                                          -----------
                                                                                          15,903,085

Miscellaneous Business Services:                                  1.6%
     Waste Management, Inc.                                                    250,000     6,100,000

ENERGY                                                            9.7%

Oil And Gas Extraction:                                           9.7%
     Amerada Hess Corp.                                                         58,500     4,059,900
     BP Amoco PLC.                                                             221,532    11,408,898
     Baker Hughes, Inc.                                                        131,200     5,425,120
     Chevron Corp.                                                              40,000     3,331,200
     Exxon Mobil Corp.                                                          57,122     4,806,816
     Texaco, Inc.                                                               45,600     2,799,840
     Unocal Corp.                                                              125,000     4,315,000
                                                                                          -----------
                                                                                          36,146,774

FINANCIAL                                                        17.9%

Banking:                                                          8.7%
     Bank One Corp.                                                            110,000     4,312,000
     J.P. Morgan Chase & Co.                                                   137,500     7,561,125
     Firstar Corp.*                                                            175,000     4,130,000
     Mellon Financial Corp.                                                     90,000     4,194,000
     National City Corp.                                                       100,000     2,825,000



*Non-income producing
The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
FINANCIAL (CONTINUED)

Banking (CONTINUED)
     Washington Mutual, Inc.                                                   120,000   $ 5,790,000
     Wells Fargo & Co.                                                          66,660     3,433,657
                                                                                          -----------
                                                                                          32,245,782
Federal Agencies:                                                 1.0%
     Freddie Mac                                                                60,000     3,660,000

Financial Services:                                               4.0%
     H&R Block, Inc.                                                            60,000     2,601,000
     Citigroup, Inc.                                                           220,729    12,354,202
                                                                                          -----------
                                                                                          14,955,202

Insurance Carriers:                                               4.2%
     Aon Corp.                                                                  58,000     2,038,700
     Chubb Corp.                                                                65,000     4,680,000
     Loews Corp.                                                                30,000     2,916,000
     St. Paul Companies, Inc.                                                   52,536     2,522,779
     UnumProvident Corp.                                                       125,000     3,652,500
                                                                                          -----------
                                                                                          15,809,979

PROCESS INDUSTRIES                                                9.1%

Chemicals And Allied Products:                                    5.7%
     Dow Chemical Co.                                                           90,000     3,087,000
     Dupont Co.                                                                 60,000     2,622,600
     Great Lakes Chemical Corp.                                                100,000     3,380,000
     Hercules, Inc.                                                            130,000     1,859,000
     Imperial Chemical ADR                                                     100,000     2,965,000
     Minnesota Mining & Manufacturing Co.                                       38,300     4,237,895
     Pall Corp.                                                                125,000     3,050,000
                                                                                          -----------
                                                                                          21,201,495


The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
PROCESS INDUSTRIES (CONTINUED)

Forest Products:                                                  0.7%
     Georgia Pacific Corp.                                                      28,528   $   881,800
     Weyerhaeuser Co.                                                           30,000     1,575,000
                                                                                          -----------
                                                                                           2,456,800

Metal Mining:                                                     0.9%
     Newmont Mining Corp.                                                       75,000     1,158,750
     Phelps Dodge Corp.                                                         50,000     2,320,000
                                                                                          -----------
                                                                                           3,478,750

Paper And Allied Products:                                        1.8%
     Kimberly-Clark Corp.                                                       80,000     5,180,000
     International Paper Co.                                                    47,278     1,827,295
                                                                                          -----------
                                                                                           7,007,295

TECHNOLOGY                                                        8.1%

Communication  Equipment:                                         0.8%
     Avaya Inc.*                                                                 3,333        58,328
     Lucent Technologies, Inc.                                                  40,000       744,000
     Motorola, Inc.                                                            105,500     2,406,455
                                                                                          -----------
                                                                                           3,208,783

Computer and Office Equipment:                                    7.3%
     AOL Time Warner, Inc.*                                                     40,000     2,102,400
     BMC Software, Inc.*                                                       100,000     2,906,250
     First Data Corp.                                                          125,000     7,601,250
     Hewlett Packard Co.                                                       102,200     3,754,828
     Intel Corporation                                                         100,000     3,700,000
     Microsoft Corp.                                                           100,000     6,106,250
     Xerox Corp.                                                               120,000       980,400
                                                                                          -----------
                                                                                          27,151,378



*Non-income producing
The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
TRANSPORTATION                                                    5.7%

Aerospace and Defense:                                            3.8%
     Honeywell International, Inc.                                              47,500   $ 2,244,375
     Lockheed Martin Corp.                                                     100,000     3,468,000
     Raytheon Co CL B                                                          100,000     3,519,000
     Rockwell International Corp.                                              106,000     5,001,080
                                                                                          -----------
                                                                                          14,232,455

Railroad Transportation:                                          1.9%
     Norfolk Southern Corp.                                                    200,000     3,266,000
     Union Pacific Corp.                                                        70,000     3,708,600
                                                                                          -----------
                                                                                           6,974,600
UTILITIES                                                         4.2%

Telephone Communication:                                          2.3%
     AT&T Co.                                                                   30,000       719,700
     SBC Communications, Inc.                                                  104,865     5,070,223
     Verizon Communications, Inc.                                               48,800     2,681,560
                                                                                          -----------
                                                                                           8,471,483

Utility Holding Companies:                                        1.9%
     Exelon Corp.                                                               54,425     3,293,256
     Niagara Mohawk Holdings, Inc.*                                            137,500     2,382,875
     Scottish Power PLC                                                         40,600     1,053,164
                                                                                          -----------
                                                                                           6,729,295

                             TOTAL EQUITY SECURITIES
                                         (COST $269,944,989)                             350,796,486




*Non-income producing
The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                              SECURITY FIRST TRUST                                         SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED

                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Short-Term Investments                                         Portfolio     Principal       Value
----------------------                                        -----------   -----------   -----------
SHORT-TERM INVESTMENTS                                            5.9%

Commercial Paper:                                                 5.9%
     A I Credit Corp., 5.75%, 02/5/2001                                      5,000,000   $ 4,996,799
     Ciesco L.P., 5.60%, 02/21/2001                                          4,000,000     4,999,190
     Equilon Enterprises LLC, 5.82%, 02/02/2001                              5,000,000     3,987,509
     Georgia Power Co., 6.55%, 02/09/2001                                    3,000,000     2,995,588
     NY State Power Authority, 5.50%, 03/01/2001                             5,000,000     4,978,604
                                                                                          -----------
                                TOTAL SHORT-TERM INVESTMENTS
                                         (COST  $21,957,690)                              21,957,690
                                                                                          -----------

                                TOTAL INVESTMENTS
                                         (COST $291,902,679)    100.0%                   372,754,176

Other assets less liabilities                                                              2,420,005
                                                                                          -----------

                                                  NET ASSETS                           $ 375,174,181
                                                                                       ==============




The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
CAPITAL EQUIPMENT                                                 8.2%

Aerospace & Defense:                                              2.0%
     General Dynamics Corporation                                                6,600   $   468,468
     Tyco International, Ltd.                                                    7,600       468,160
                                                                                          -----------
                                                                                             936,628
Electrical Equipment:                                             6.2%
     Emerson Electric Co.                                                       11,600       881,600
     General Electric Co.                                                       42,900     1,973,400
                                                                                          -----------
                                                                                           2,855,000

CONSUMER NONDURABLES                                             20.7%

Food & Beverages:                                                 2.4%
     Coca Cola                                                                   8,000       464,000
     ConAgra  Foods, Inc.                                                       14,100       329,940
     PepsiCo, Inc.                                                               7,100       312,897
                                                                                          -----------
                                                                                           1,106,837

Health Services:                                                  5.2%
     CVS Corp.                                                                  13,400       793,280
     Baxter International, Inc.                                                 10,800       949,104
     Cardinal Health, Inc.                                                       6,900       657,570
                                                                                          -----------
                                                                                           2,399,954

Medical Instruments and Supplies:                                 1.3%
     McKesson HBO, Inc.                                                          8,500       277,695
     Skryker Corp.                                                               6,800       307,360
                                                                                          -----------
                                                                                             585,055
Miscellaneous Consumer Products:                                  3.2%
     Avon Products, Inc.                                                         6,500       274,950
     Philip Morris Companies, Inc.                                              20,964       922,416
     Proctor & Gamble Co.                                                        3,900       280,176
                                                                                          -----------
                                                                                           1,477,542





The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
CONSUMER NONDURABLES (CONTINUED)

Pharmaceuticals:                                                  8.6%
     American Home Products Co.                                                  6,400   $   287,104
     Bristol Myers Squibb Co.                                                    3,700       228,993
     Johnson & Johnson                                                          16,000     1,490,080
     Pfizer, Inc.                                                               27,375     1,235,981
     Pharmacia Corporation                                                       7,500       420,150
     Schering Plough Corp.                                                       6,488       326,995
                                                                                          -----------
                                                                                           3,989,303

CONSUMER CYCLICALS                                                1.2%

Automobiles & Related:                                            1.2%
     Danaher Corp.                                                               8,500       548,080

CONSUMER SERVICES                                                 8.2%

General Merchandise Stores:                                       5.2%
     Costco Wholesale Corp.*                                                     3,000       138,750
     Kroger Co.*                                                                33,700       827,335
     Home Depot, Inc.                                                            6,950       334,990
     Wal-Mart Stores                                                            19,100     1,084,880
                                                                                          -----------
                                                                                           2,385,955
Media & Communications:                                           3.0%
     Comcast Corp.                                                               8,200       351,063
     Disney Walt Company Holding Co.                                             7,786       237,084
     Ommicom Group, Inc.                                                         5,500       502,150
     Viacom, Inc. CL B *                                                         5,654       312,101
                                                                                          -----------
                                                                                           1,402,398





*Non-income producing
The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
ENERGY                                                            7.5%

Oil And Gas Extraction:                                           7.5%
     Chevron Corp.                                                               2,700   $   224,856
     El Paso Corporation                                                         6,332       398,283
     EOG Resources, Inc.                                                         8,800       384,912
     Exxon  Mobil Corp.                                                         17,528     1,474,981
     Royal Dutch Petroleum Co. ADR                                              10,900       657,815
     Tidewater, Inc.                                                             6,800       325,380
                                                                                          -----------
                                                                                           3,466,227

FINANCIAL                                                        19.8%

Banking:                                                          3.7%
     Bank of New York Company, Inc.                                             20,030     1,096,242
     Mellon Financial Corp.                                                     11,200       521,920
     Washington Mutual, Inc.                                                     2,300       110,975
                                                                                          -----------
                                                                                           1,729,137

Federal Agencies:                                                 2.1%
     Federal National  Mortgage Assn.                                           16,200       988,200

Financial Services:                                               7.6%
     Citigroup, Inc.                                                            31,433     1,759,305
     MBNA Corp.                                                                 30,600     1,107,414
     Lehman Brothers Holdings, Inc.                                              7,800       641,784
                                                                                          -----------
                                                                                           3,508,503

Insurance Carriers:                                               6.4%
     Ace Limited                                                                22,000       814,000
     AMBAC Financial Group, Inc.                                                 7,900       440,109
     American International Group                                                8,419       715,783
     CIGNA Corp.                                                                 4,200       466,830




The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
FINANCIAL (CONTINUED)

Insurance Carriers (CONTINUED)
     Hartford Financial Service Group, Inc.                                      8,400   $   516,600
                                                                                          -----------
                                                                                           2,953,322

PROCESS INDUSTRIES                                                0.5%

Paper And Allied Products:                                        0.5%
     Kimberly-Clark Corp.                                                        3,500       226,625

TECHNOLOGY                                                       26.7%

Communication  Equipment:                                         8.1%
     Corning, Inc.                                                              12,250       694,698
     JDS Uniphase Corp. *                                                        3,000       164,438
     Lucent Technologies, Inc.                                                   5,691       105,853
     Nokia Corp.                                                                22,500       772,875
     Nortel Networks Corp.                                                      26,700     1,020,741
     Vodafone Airtouch  PLC ADR *                                               28,100       982,657
                                                                                          -----------
                                                                                           3,741,262

Computer & Office Equipment:                                     18.6%
     AOL Time Warner, Inc.*                                                      9,100       478,296
     Cisco Systems Inc.*                                                        33,300     1,246,669
     Compaq Computer Corporation                                                21,200       502,652
     EMC  Mass Corp.*                                                            9,540       724,945
     Intel Corp.                                                                28,499     1,054,463
     Microsoft Corp.                                                            22,000     1,343,375
     Oracle Corp.*                                                              48,300     1,406,738
     Sun Microsystems, Inc.*                                                    11,800       360,638
     Texas Instruments, Inc.                                                    29,313     1,283,908
     VERITAS Software Corp.*                                                     2,000       189,750
                                                                                          -----------
                                                                                           8,591,434





*Non-income producing
The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of      No. of         Market
Equity Securities                                              Portfolio      Shares         Value
-----------------                                             -----------   -----------   -----------
TRANSPORTATION                                                    0.7%

Transportation Services:                                          0.7%
     AMR Corp.*                                                                  9,700   $   379,173

UTILITIES                                                         6.5%

Telephone Communication:                                          3.9%
     AT&T Co.                                                                   14,600       350,254
     SBC Communications, Inc.                                                   19,500       942,825
     Worldcom, Inc.*                                                            22,800       491,625
                                                                                          -----------
                                                                                           1,784,704
Utility Holding Companies:                                        2.6%
     Dominion Resources, Inc.                                                    9,300       574,740
     Exelon Corp.                                                                5,700       344,907
     Southern Co.                                                               10,478       305,746
                                                                                          -----------
                                                                                           1,225,393
                                                                                          -----------

                                TOTAL INVESTMENTS
                                          (COST $44,206,541)    100.0%                    46,280,732

Other Assets Less Liabilities                                                              2,457,852
                                                                                          -----------

                                                  NET ASSETS                            $ 48,738,584
                                                                                        =============





*Non-income producing
The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                              SECURITY FIRST TRUST                                         SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                     Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
CORPORATE NOTES                                                   1.1%

Finance & Credit:                                                 1.1%
     GMAC Mortgage Corp., 5.94%, 07/01/13                                      377,589   $   357,025
                                                                                          -----------

                              TOTAL CORPORATE NOTES
                                             (COST $369,321)                                 357,025

U.S. GOVERNMENT OBLIGATIONS                                      32.2%

U.S. Treasury Bonds:                                             29.3%
     9.25%, 02/15/16                                                         2,910,000     4,003,229
     8.50%,  02/15/20                                                        2,655,000     3,544,186
     7.625%, 11/15/22                                                          200,000       249,612
     6.375%, 08/15/27                                                        1,580,000     1,741,508
     5.25%,  02/15/29                                                          230,000       218,817
                                                                                          -----------
                                                                                           9,757,352

U.S. Treasury Notes:                                              2.9%
     5.75%, 08/15/10                                                           910,000       951,005
                                                                                          -----------

                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                                          (COST $10,468,610)                              10,708,357


FEDERAL AGENCIES                                                 58.4%

Federal Farm Credit Bank:                                         4.6%
     7.37%, 08/01/06                                                         1,500,000     1,569,375





The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================


                                                                          SECURITY FIRST TRUST SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                     Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
FEDERAL AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp.:                                18.0%
     7.00%, 07/01/07                                                            45,692   $    46,977
     7.00%, 09/01/10                                                           140,096       142,766
     6.50%, 04/01/11                                                           861,418       868,680
     6.00%, 05/11/11                                                           897,314       893,383
     5.50%, 05/01/14                                                           443,091       434,641
     6.00%, 06/01/14                                                           220,774       219,807
     6.00%, 07/01/14                                                           212,130       211,201
     6.00%, 07/01/14                                                           552,158       549,739
     6.00%, 10/01/14                                                           321,833       320,423
     6.00%, 03/01/15                                                           366,557       364,952
     6.50%, 11/01/15                                                           507,766       512,046
     6.50%, 04/01/29                                                           466,163       464,265
     6.50%, 05/01/29                                                           385,232       383,664
     6.50%, 06/01/29                                                            34,081        33,942
     6.50%, 06/01/29                                                           414,668       412,980
     6.50%, 07/01/29                                                            28,650        28,534
     6.50%, 11/01/30                                                            53,215        52,999
                                                                                          -----------
                                                                                           5,940,999

Federal National Mortgage Assn.:                                 22.3%
     6.125%, 11/25/03                                                          213,744       214,075
     6.14%, 09/10/08                                                           225,000       221,958
     6.09%, 10/01/08                                                           509,958       511,233
     6.00%, 11/01/08                                                           244,221       244,832
     6.50%, 03/01/09                                                            54,411        54,190
     7.00%, 04/01/11                                                           701,690       715,064
     7.00%, 05/01/11                                                           330,834       337,139
     5.50%, 07/01/13                                                           400,301       392,419
     8.00%, 11/01/13                                                           462,452       477,190
     5.50%, 01/01/14                                                           402,851       394,919





The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                              SECURITY FIRST TRUST                                         SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                     Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
FEDERAL AGENCIES (CONTINUED)

Federal National Mortgage Assn. (CONTINUED)
     6.00%, 03/01/14                                                            59,737   $    59,438
     8.00%, 08/01/14                                                           219,487       226,140
     6.50%, 05/17/15                                                           700,000       689,717
     8.00%, 10/01/25                                                           129,692       133,825
     8.402%, 07/01/28                                                          313,787       323,860
     8.50%, 10/01/28                                                           263,473       274,587
     6.00%, 06/01/29                                                           475,261       465,009
     6.50%, 06/01/29                                                           483,787       481,818
     6.50%, 09/01/29                                                           187,884       187,120
     7.50%, 05/01/30                                                           566,226       579,317
     7.50%, 07/01/30                                                           231,312       236,660
     7.50%, 09/01/30                                                           184,231       188,490
                                                                                          -----------
                                                                                           7,409,000

Government National Mortgage Assn.:                              12.4%
     8.25%, 02/15/09                                                           176,880       183,678
     6.00%, 04/15/14                                                           442,735       442,735
     7.00%, 10/15/23                                                           444,664       451,610
     7.50%, 01/15/26                                                           641,031       658,057
     6.50%, 03/15/29                                                           193,724       193,542
     6.50%, 04/15/29                                                           169,513       169,354
     6.50%, 05/15/29                                                           226,788       226,575
     6.50%, 06/15/29                                                           206,419       206,225
     6.50%, 07/15/29                                                           513,832       513,349
     6.50%, 07/15/29                                                           473,787       473,339
     6.50%, 08/15/29                                                           598,608       598,045
                                                                                          -----------
                                                                                           4,116,509





The accompanying notes are an integral part of these financial statements.
=====================================================================================================

=====================================================================================================
                               SECURITY FIRST TRUST                                        SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 2001
                                    UNAUDITED
                                                               Percentage
                                                               of Market
                                                                Value of                     Market
Fixed Maturities                                               Portfolio     Principal       Value
----------------                                              -----------   -----------   -----------
Other Federal Agencies:                                           1.1%
     Freddiemac Strip., 6.50%, 05/01/29                                        272,500   $    70,251
     Small Business Admin., 5.50%, 10/01/18                                    326,170       305,455
                                                                                          -----------
                                                                                             375,706

                             TOTAL FEDERAL AGENCIES
                                          (COST $18,878,196)                              19,411,589

Short-Term Investments
----------------------
SHORT-TERM INVESTMENTS                                            8.3%
     Federal Home Loan Bank, 5.58%, 02/01/01                                 2,800,000     2,800,000
                                                                                          -----------

                                TOTAL SHORT-TERM INVESTMENTS
                                          (COST  $2,800,000)                               2,800,000
                                                                                          -----------

                                TOTAL INVESTMENTS
                                          (COST $32,516,127)    100.0%                    33,276,971

Other liabilities less assets                                                                (54,095)
                                                                                          -----------

                                                  NET ASSETS                            $ 33,222,876
                                                                                        =============




The accompanying notes are an integral part of these financial statements.
=====================================================================================================

================================================================================

SECURITY  FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001

UNAUDITED

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond Series and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Equity Series and the U.S. Government Income Series on July 11, 1993, which commenced operations May 19, 1993.

The following is a summary of significant  accounting  policies  followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

Short-term investments that have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE A--ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy and to sell foreign currency generally are used to minimize the effect of currency fluctuation on the portfolios. Also, a contract to buy or to sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net realized gain or loss on sale of investments is determined by the specific identification method.

ESTIMATES -- Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgements. Actual results could differ from those estimates.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

BOND SERIES AND T. ROWE PRICE GROWTH AND INCOME SERIES:

Security First Investment Management Corporation (Security Management or Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC and T. Rowe Price Associates, respectively. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 2000, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation
================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B -- REMUNERATION OF MANAGER AND OTHERS (CONTINUED)

equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

EQUITY SERIES AND  U.S. GOVERNMENT INCOME SERIES:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-adviser, Blackrock, Inc. (Blackrock). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Blackrock waive their fees.

Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series and for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and an annual fee of .55% of the average daily net assets of the Equity Series.



================================================================================

================================================================================

SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the year ended January 31, 2001 were as follows:

                                                        T. Rowe Price
                                                           Growth                                 U.S.
                                                             and                               Government
                                                           Income              Equity            Income
                                       Bond Series         Series              Series            Series
                                      -------------    --------------      -------------      ------------
    U.S. Government Securities:
     Purchases                        $  10,206,498                                           $ 40,099,662
     Sales                                9,078,524                                             40,817,594
    Other Investment Securities:
     Purchases                            4,628,800    $   29,950,184      $  48,588,390
     Sales                                4,976,511        28,386,614         49,316,972



The cost of investments at January 31, 2001 was the same for both financial statement and federal income tax purposes. At January 31, 2001, the composition of unrealized appreciation and depreciation of investment securities was as follows:

                                                                Unrealized
                                                      Appreciation      Depreciation          Net
                                                     --------------    --------------    --------------
    Bond Series                                      $     657,423     $    (131,774)    $     525,649
    T. Rowe Price Growth and Income Series             107,089,200       (26,237,703)       80,851,497
    Equity Series                                        4,674,328        (2,600,137)        2,074,191
    U.S. Government Income Series                          831,871           (71,027)          760,844







================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                   Shares Issued
                                                                   in Connection
                                                                with Reinvestment of
                                                                Net             Net
                                                            Investment       Realized
                                                              Income           Gain
                                                   Sold     Distributions  Distributions     Redeemed         Net
                                                ----------  -------------  -------------     --------      ----------

SIX MONTHS ENDED JANUARY 31, 2001
   Bond Series                                     249,987      398,102                      (366,797)        281,292
   T. Rowe Price Growth and Income Series          287,791      378,231      1,852,686       (506,308)      2,012,400
   Equity Series                                    55,464       17,383      1,199,913       (386,652)        886,108
   U.S. Government Income Series                   101,752      766,772                      (446,252)        422,272




YEAR ENDED JULY 31, 2000
   Bond Series                                     860,594      379,121                    (1,471,680)       (231,965)
   T. Rowe Price Growth and Income Series        1,176,075      385,000      1,004,682     (2,272,433)        293,324
   Equity Series                                   191,684       39,195        186,614       (634,942)       (217,449)
   U.S. Government Income Series                   453,683      380,323                      (790,971)         43,035






================================================================================

================================================================================

SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:

                               NET REALIZED TOTAL
                                              AND        INCOME               DISTRIBUTIONS
                    NET ASSET             UNREALIZED     (LOSS)    DIVIDENDS      FROM     NET ASSET
                     VALUE AT      NET       GAINS        FROM      FROM NET    REALIZED    VALUE AT
                    BEGINNING  INVESTMENT (LOSSES) ON  INVESTMENT  INVESTMENT    CAPITAL     END OF      TOTAL
                     OF YEAR     INCOME   INVESTMENTS  OPERATIONS    INCOME       GAINS        YEAR    RETURN(1)
                    ---------  ---------   ---------   ----------  ---------   -----------  ---------  ---------

BOND SERIES
Year ended July 31,
   1996             $   3.92   $    .24    $   (.04)   $     .20   $   (.24)                $   3.88       5.10%
   1997                 3.88        .24         .14          .38       (.24)                    4.02       9.79
   1998                 4.02        .19         .11          .30       (.21)                    4.11       7.46
   1999                 4.11        .18        (.14)         .04       (.18)   $     (.04)      3.93       0.97
   2000                 3.93        .24        (.11)         .13       (.22)                    3.84       3.31
Six months ended
January 31, 2001        3.84        .14         .15          .31       (.26)                    3.87       7.55

T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1996             $  10.58   $    .30    $   1.56    $    1.86   $   (.30)   $     (.04)  $  12.10      17.58%
   1997                12.10        .30        4.69         4.99       (.29)         (.54)     16.26      41.24
   1998                16.26        .28        1.27         1.55       (.30)         (.95)     16.56       9.53
   1999                16.56        .29        2.45         2.74       (.29)        (1.00)     18.01      16.55
   2000                18.01        .29       (1.61)       (1.32)      (.29)         (.77)     15.63      (7.33)
Six months ended
January 31, 2001       15.63        .16        2.41         2.57       (.30)        (1.45)     16.45      16.44


EQUITY SERIES
Year ended July 31,
   1996             $   5.70   $    .10    $    .46    $     .56   $   (.05)   $     (.16)  $   6.05       9.82%
   1997                 6.05        .09        2.60         2.69       (.11)         (.45)      8.18      44.46
   1998                 8.18        .07        1.04         1.11       (.08)         (.64)      8.57      13.57
   1999                 8.57        .06        1.42         1.48       (.07)        (1.44)      8.54      17.27
   2000                 8.54        .02         .68          .70       (.05)         (.26)      8.93       8.20
Six months ended
January 31, 2001        8.93        .02       (1.19)       (1.17)      (.02)        (1.24)      6.50     (13.10)


U.S. GOVERNMENT
 INCOME SERIES
Year ended July 31,
   1996             $   5.13   $    .18    $    .04    $     .22   $   (.19)   $     (.01)  $   5.15       4.29%
   1997                 5.15        .23         .20          .43       (.22)                    5.36       8.35
   1998                 5.36        .27         .06          .33       (.24)                    5.45       6.16
   1999                 5.45        .30        (.24)         .06       (.31)         (.10)      5.10       1.10
   2000                 5.10        .30        (.01)         .29       (.29)                    5.10       5.69
Six months ended
January 31, 2001        5.10        .16         .24          .40       (.31)                    5.19       7.84


(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.
================================================================================

================================================================================

SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Ratio of
                                           Ratio of            Net
                                           Operating        Investment
                                           Expenses          Income            Portfolio       Net Assets
                                          to Average        to Average          Turnover         End of
                                          Net Assets        Net Assets            Rate            Year
                                          ----------        ----------         ----------      ----------
BOND SERIES
Year ended July 31,
   1996                                      .90%               6.32%               34%       $  8,981,365
   1997                                      .75                6.41                54          10,634,720
   1998                                      .73                5.78               125          17,934,392
   1999                                      .66                5.46               147          24,717,704
   2000                                      .68                6.30               177          23,219,690
Six months ended
January 31, 2001                             .70                6.62                60          24,494,810


T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1996                                      .64%               2.73%                8%       $112,552,893
   1997                                      .57                2.44                14         204,703,098
   1998                                      .57                1.92                11         290,441,528
   1999                                      .59                1.83                15         369,111,185
   2000                                      .55                1.83                16         324,954,004
Six months ended
January 31, 2001                             .56                1.80                10         375,174,181


EQUITY SERIES
Year ended July 31,
   1996                                     1.00%               2.24%               88%       $ 20,701,776
   1997                                     1.00*               1.56*               55          47,571,469
   1998                                      .91*                .86*               87          54,803,152
   1999                                      .81                 .72                23          58,313,162
   2000                                      .80                 .31                83          59,015,427
Six months ended
January 31, 2001                             .84                 .34                92          48,738,584


U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1996                                      .70%               5.38%              148%       $ 14,888,824
   1997                                      .70**              5.68**              62          28,889,460
   1998                                      .66**              5.53**             103          34,090,919
   1999                                      .71                5.37               307          32,312,549
   2000                                      .71                5.85               159          32,520,049
Six months ended
January 31, 2001                             .72                5.80               126          33,222,876


* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.


** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE F- SUBSEQUENT EVENTS

On February 9, 2001, Security First Trust reorganized and merged its four Funds into the Met Investors Series Trust. Consequently, Security First Trust: Bond Series, T Rowe Price Growth and Income Series, Equity Series, and U.S. Government Income Series are being merged into the respective Met Investor Series Trust: J.P. Morgan Quality Bond Fund, Lord Abbett Growth and Income Fund, Blackrock Equity Portfolio, and Blackrock U.S. Government Income Portfolio.
















================================================================================

Combined PIMCO Total Return Portfolio
Schedule of Investments

June 30, 2001 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------                                                             ----------------------- -----------
                  Par/Shares                                                                                 Value
---------------------------------                                                             -----------------------------------
BlackRock U.S.  PIMCO                                                                        BlackRock U.S.  PIMCO
Government   Total Return                                                                 Government Income  Total Return
Income       Portfolio  Combined Security                       Coupon   Maturity              Portfolio     Portfolio   Combined
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

                                 Corporate Debt
                                   Automotive
$            $ 100,000 $  100,000 General Motors Acceptance Corp. 5.114%  05/04/2004           $            $   100,000 $   100,000
     370,799              370,799 General Motors Acceptance Corp. 5.940%  07/01/2013                351,948                 351,948
                                                                                              -----------  ---------- -----------
                                                                                                 351,948     100,000     451,948
                                                                                              -----------  ---------- -----------
                                 Telephone Systems
               200,000   200,000 France Telecom S.A. 144A      6.308%  03/14/2003                            202,328     202,328
                                                                                                           ---------- -----------

                                 Total Corporate Debt (Cost $337,278, $300,000,
                                     $637,278, respectively)                                     351,948     302,328     654,276
                                                                                              -----------  ---------- -----------


                                 Mortgage Backed Securities
                                     Banking
     928,195             928,195 Wells Fargo Home Mortgage, Inc. 6.000%  06/01/2014                921,509                 921,509
                                                                                              -----------             -----------

                                 Financial Services
     570,160             570,160 Countrywide Home Loans          6.500%  11/25/2013                571,982                 571,982
     455,000             455,000 Prudential Home Mortgage        7.000%  11/25/2007                707,935                 707,935
                                    Securities
     700,000             700,000 Prudential Home Mortgage        7.000%  02/25/2008                463,028                 463,028
                                    Securities
               121,508   121,508 United Mortgage Securities Corp. 7.302%  06/25/2032                            123,823     123,823
               36,403     36,403 United Mortgage Securities Corp. 7.108%  09/25/2033                             37,031      37,031
               80,972     80,972 Washington Mutual, Inc.          7.628%  12/25/2040                             80,972      80,972
     162,520             162,520 Residential Funding Mortgage     6.500% 06/25/2009                164,099                 164,099
                                    Security
               106,057   106,057 Residential Funding Mortgage     7.750% 10/25/2030                            108,314     108,314
                                    Security                                                 -----------  ---------- -----------
                                                                                               1,907,044     350,140   2,257,184
                                                                                              -----------  ---------- -----------
                         U.S. Government and Agency Mortgage Backed Securities
     219,312             219,312 Federal Home Loan Bank           6.000%  11/01/2008                221,353                 221,353
      31,635              31,635 Federal Home Loan Mortgage Corp. 7.000%  07/01/2007                 32,153                  32,153
     135,743             135,743 Federal Home Loan Mortgage Corp. 7.000%  09/01/2010                138,499                 138,499
     785,342             785,342 Federal Home Loan Mortgage Corp. 6.500%  04/01/2011                796,862                 796,862
     828,960             828,960 Federal Home Loan Mortgage Corp. 6.000%  05/01/2011                817,631                 817,631
   1,246,839            1,246,839Federal Home Loan Mortgage Corp. 6.000%  04/01/2013              1,239,511               1,239,511
     420,389             420,389 Federal Home Loan Mortgage Corp. 5.500%  05/01/2014                407,042                 407,042
       1,938               1,938 Federal Home Loan Mortgage Corp. 6.000%  06/01/2014                  1,924                   1,924
     315,372             315,372 Federal Home Loan Mortgage Corp. 6.000%  10/01/2014                311,062                 311,062
     358,347             358,347 Federal Home Loan Mortgage Corp. 6.000%  03/01/2015                353,450                 353,450
     498,076             498,076 Federal Home Loan Mortgage Corp. 5.500%  04/01/2016                482,220                 482,220
     440,588             440,588 Federal Home Loan Mortgage Corp. 6.500%  04/01/2029                434,604                 434,604
      32,510              32,510 Federal Home Loan Mortgage Corp. 6.500%  06/01/2029                 32,068                  32,068
      27,917              27,917 Federal Home Loan Mortgage Corp. 6.500%  07/01/2029                 27,538                  27,538
      50,961              50,961 Federal Home Loan Mortgage Corp. 6.500%  11/01/2030                 50,269                  50,269
             2,000,000  2,000,000Federal Home Loan Mortgage Corp. 6.000%  07/16/2031                          1,919,689   1,919,689
     628,583             628,583 Federal National Mortgage        7.000% 04/01/2011                640,559                 640,559
                                   Association
     288,571             288,571 Federal National Mortgage        7.000% 05/01/2011                294,069                 294,069
                                   Association
     405,725             405,725 Federal National Mortgage        8.000% 11/01/2013                419,812                 419,812
                                   Association
     112,590             112,590 Federal National Mortgage        8.000% 09/01/2025                116,499                 116,499
                                   Association
     229,625             229,625 Federal National Mortgage        8.500% 10/01/2028                241,853                 241,853
                                   Association
     471,369             471,369 Federal National Mortgage        6.500% 06/01/2029                464,274                 464,274
                                   Association
      76,350              76,350 Federal National Mortgage        7.500% 09/01/2030                 77,985                  77,985
                                   Association
     157,002             157,002 Government National Mortgage     8.250% 02/15/2009                165,566                 165,566
                                   Association
     410,977             410,977 Government National Mortgage     6.000% 04/15/2014                407,616                 407,616
                                   Association
     415,895             415,895 Government National Mortgage     7.000% 10/15/2023                420,124                 420,124
                                   Association
     573,177             573,177 Government National Mortgage     7.500% 01/15/2026                588,498                 588,498
                                   Association
     182,481             182,481 Government National Mortgage     6.500% 03/15/2029                180,769                 180,769
                                   Association
     158,094             158,094 Government National Mortgage     6.500% 04/15/2029                156,610                 156,610
                                   Association
     213,960             213,960 Government National Mortgage     6.500% 05/15/2029                211,952                 211,952
                                   Association
     198,505             198,505 Government National Mortgage     6.500% 06/15/2029                196,642                 196,642
                                    Association
     479,337             479,337 Government National Mortgage     6.500% 07/15/2029                474,838                 474,838
                                    Association
     440,547             440,547 Government National Mortgage     6.500% 07/15/2029                436,412                 436,412
                                    Association
     558,508             558,508 Government National Mortgage     6.500% 08/15/2029                553,266                 553,266
                                    Association
             2,500,000  2,500,000Government National Mortgage     7.000% 07/01/2030                          2,521,875   2,521,875
                                    Association                                               -----------  ---------- -----------
                                                                                              11,393,530   4,441,564  15,835,094
                                                                                              -----------  ---------- -----------
                                 Total Mortgage Backed Securities (Cost $13,943,804, $4,813,426,
                                      $18,757,230, respectively)                              14,222,083   4,791,704  19,013,787
                                                                                              -----------  ---------- -----------

                                 U.S. Government and Agency Obligations

   1,500,000            1,500,000Farmer Mac                       7.370%  08/01/2006              1,580,450               1,580,450
     180,544             180,544 Federal Home Loan Mortgage Corp. 6.500%  08/01/2029                177,827                 177,827
     212,510             212,510 Federal National Mortgage        6.125%  11/25/2003                215,005                 215,005
                                  Association
     507,318             507,318 Federal National Mortgage        6.090%  10/01/2008                505,280                 505,280
                                  Association
      43,967              43,967 Federal National Mortgage        6.500%  03/01/2009                 43,306                  43,306
                                  Association
     200,000             200,000 Federal National Mortgage        6.625%  09/15/2009                207,502                 207,502
                                  Association
             1,000,000  1,000,000Federal National Mortgage        6.625%  11/15/2010                          1,036,481   1,036,481
                                  Association
     377,568             377,568 Federal National Mortgage        5.500%  07/01/2013                364,990                 364,990
                                  Association
     393,622             393,622 Federal National Mortgage        5.500%  01/01/2014                380,509                 380,509
                                  Association
      56,779              56,779 Federal National Mortgage        6.000%  03/01/2014                 55,967                  55,967
                                  Association
     179,945             179,945 Federal National Mortgage        8.000%  08/01/2014                186,090                 186,090
                                  Association
     699,761             699,761 Federal National Mortgage        6.500%  05/17/2015                712,224                 712,224
                                  Association
     460,772             460,772 Federal National Mortgage        6.000%  05/01/2029                442,912                 442,912
                                  Association
               300,000   300,000 Small Business Administration    6.35%   03/10/2011                            285,844     285,844
     318,568             318,568 Small Business Administration    5.500%  10/01/2018                294,322                 294,322
   2,910,000            2,910,000U.S. Treasury Bond               9.250%  02/15/2016              3,885,159               3,885,159
   2,530,000            2,530,000U.S. Treasury Bond               8.500%  02/15/2020              3,265,474               3,265,474
     100,000             100,000 U.S. Treasury Bond               7.625%  11/15/2022                120,636                 120,636
   1,580,000            1,580,000U.S. Treasury Bond               6.375%  08/15/2027              1,679,842               1,679,842
     200,000             200,000 U.S. Treasury Bond               5.250%  02/15/2029                183,149                 183,149
               110,426   110,426 U.S. Treasury Note               3.63%   07/15/2002                            112,531     112,531
               431,348   431,348 U.S. Treasury Note               3.875%  01/15/2009                            445,634     445,634
     430,000             430,000 U.S. Treasury Note               6.000%  08/15/2009                447,308                 447,308
     820,000             820,000 U.S. Treasury Note               5.750%  08/15/2010                839,353                 839,353
     280,000             280,000 U.S. Treasury Note               5.000%  02/15/2011                271,775                 271,775
                                                                                                 -----------  ---------- -----------

                                 Total U.S. Government and Agency Obligations
                                     (Cost $15,860,683, $1,915,560, $17,776,243, respectively)    15,859,080   1,880,490  17,739,570
                                                                                                 -----------  ---------- -----------

            Short Term Investments and Securities Lending Collateral

               200,000   200,000 Abbey National North America      3.690%  08/01/2001                            199,160     199,160
               200,000   200,000 Abbey National North America      3.890%  08/01/2001                            198,358     198,358
               300,000   300,000 ABN-AMRO North America Finance    3.590%  09/26/2001                            297,218     297,218
               200,000   200,000 ANZ (Delaware), Inc.              3.980%  07/18/2001                            198,961     198,961
               200,000   200,000 ANZ (Delaware), Inc.              3.800%  08/13/2001                            198,691     198,691
               500,000   500,000 CBA (Delaware) Finance            3.600%  10/15/2001                            494,050     494,050
               200,000   200,000 Coca-Cola Co. (The)               4.240%  07/12/2001                            198,116     198,116
               400,000   400,000 Du Pont (E.I.) de Nemours and Co. 3.590%  09/21/2001                            396,490     396,490
               300,000   300,000 Electricite De France             3.930%  08/22/2001                            296,987     296,987
               600,000   600,000 Federal Farm Credit Discount Note 4.685%  08/29/2001                            586,257     586,257
               300,000   300,000 Federal Home Loan Bank            4.000%  10/31/2001                            293,967     293,967
               600,000   600,000 Federal Home Loan Mortgage Corp.  3.900%  09/13/2001                            592,135     592,135
               500,000   500,000 Federal Home Loan Mortgage Corp.  3.540%  10/19/2001                            494,002     494,002
               200,000   200,000 Federal National Mortgage          3.650% 09/27/2001                            198,175     198,175
                                  Association
               800,000   800,000 Federal National Mortgage          3.630% 12/20/2001                            785,883     785,883
                                  Association
               300,000   300,000 ForeningsSparbanken AB (Swedbank) 3.950%  07/20/2001                            298,749     298,749
               200,000   200,000 ForeningsSparbanken AB (Swedbank) 3.570%  11/20/2001                            196,966     196,966
               100,000   100,000 General Electric Capital Corp.    3.800%  08/15/2001                             99,324      99,324
               400,000   400,000 General Electric Capital Corp.    3.670%  08/16/2001                            397,676     397,676
               200,000   200,000 Halifax Group Plc                 3.710%  08/01/2001                            199,155     199,155
               300,000   300,000 Halifax Group Plc                 3.890%  09/26/2001                            295,883     295,883
               500,000   500,000 Hershey Foods Corp.               3.870%  07/13/2001                            498,495     498,495
               500,000   500,000 KFW International Finance         3.840%  07/30/2001                            497,493     497,493
               500,000   500,000 National Rural Utilities          3.880%  07/27/2001                            497,737     497,737
               200,000   200,000 Queensland Treasury Corp.         3.920%  07/23/2001                            199,085     199,085
               200,000   200,000 Queensland Treasury Corp.         4.240%  07/23/2001                            197,856     197,856
               300,000   300,000 UBS Finance (Delaware), Inc.      3.670%  08/21/2001                            298,073     298,073
               200,000   200,000 UBS Finance (Delaware), Inc.      3.780%  08/22/2001                            198,488     198,488
               400,000   400,000 USAA Capital Corp.                3.870%  08/15/2001                            396,904     396,904
     879,450             879,450 U.S. Treasury Note (a)            2.650%  08/15/2010                879,450                 879,450
     253,750             253,750 U.S. Treasury Note (a)            3.250%  02/15/2011                253,750                 253,750
      30,450              30,450 U.S. Treasury Note (a)            3.250%  02/15/2011                 30,450                  30,450
               30,000     30,000 U.S. Treasury Bill                3.383%  10/18/2001                             29,662      29,662
               30,000     30,000 U.S. Treasury Bill                3.495%  10/18/2001                             29,624      29,624
   2,622,600            2,622,600U.S. Treasury Bond (a)            3.940%  02/15/2016              2,622,600               2,622,600
     125,000             125,000 U.S. Treasury Bond (a)            3.940%  11/15/2022                125,000                 125,000
               500,000   500,000 Walt Disney Co. (The)             3.610%  10/05/2001                            494,534     494,534
                                                                                                 -----------  ---------- -----------

                                 Total Short Term Inv. (Cost $3,911,250, $10,254,155,
                                 $14,165,405 respectively)                                     3,911,250   10,254,154 14,165,404
                                                                                              -----------  ---------- -----------


                                  Options
                                 Purchased Put Options    Strike Price Expiration Date Contracts    Value        Value      Value
               27,500     27,500 Euro Dollar Put             $93.25    09/14/2001      27,500                    138         138
               27,500     27,500 Euro Dollar Put             $92.50    12/14/2001      27,500                    206         206
                                                                                                           ---------- -----------
                                                                                                                 344         344
                                                                                                           ---------- -----------
                                 U.S. Government and Agency Obligations
                6,000      6,000 10 Yr T Note Fut Aug Call 96  $96.00  08/25/2001       6,000                 42,094      42,094
                                                                                                           ---------- -----------


                                 Total Options (Cost $0, $40,876, $40,876, respectively)                      42,438      42,438
                                                                                                           ---------- -----------


                                 Total Investments At Market Value
                                 (Cost $34,053,015, $17,324,017, $51,377,032, respectively)  $34,344,361  $17,271,114 $51,615,475
                                 Other assets in excess of liabilities                        (4,355,047)  (2,945,530)(7,300,577)
                                                                                              -----------  ---------- -----------

                                 Net Assets                                                  $29,989,314  $14,325,584 $44,314,898
                                                                                              -----------  ---------- -----------

                                 Notes to the Schedule of Investments

                                 (a) Represents investment of collateral received from securities lending transactions.



--------------------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED)

                                                                                              Adjustments
                                                      BlackRock U.S.        PIMCO            (References are
                                                     Government Income   Total Return          to Pro Forma        Pro Forma
                                                      Portfolio           Portfolio             Footnotes)           Combined
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Assets

     Investments, at value *                      $    34,344,361     $     17,271,114      $         --      $      51,615,475
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Cash                                                  62,644            1,179,569                --              1,242,213
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Interest receivable                                  419,437               57,931                --                477,368
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Receivable for trust shares sold                          --              288,584                --                288,584
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Receivable due from Advisor                               --               19,956                --                 19,956
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
         Total assets                                  34,826,442           18,817,154                --             53,643,596
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
   Payables for:
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Investments purchased                                826,909            4,465,625                --              5,292,534
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Trust shares repurchased                              40,988                   --                --                 40,988
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Open swaps contracts                                      --                  394                --                    394
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Net variation margin on financial futures contracts       --               10,856                --                 10,856
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Securities on loan                                 3,911,250                   --                --              3,911,250
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Investment advisory fee payable                        1,874                   --                --                  1,874
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Accrued expenses                                      56,107               14,695                --                 70,802
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                               4,837,128            4,491,570                --              9,328,698
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                        $    29,989,314     $     14,325,584      $         --      $      44,314,898
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets Represented by:
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Paid in surplus                              $    29,376,629     $     14,280,619      $         --             43,657,248
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gain (loss)              (1,366,142)              10,453                --             (1,355,689)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
    Unrealized appreciation (depreciation) on investments 291,346              (70,267)               --                221,079
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Undistributed net investment income                1,687,481              104,779                --              1,792,260
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
        Total                                     $    29,989,314     $     14,325,584      $         --      $      44,314,898
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                              $    29,989,314     $      4,824,786      $         --      $      34,814,100
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================
Net Assets - Class B                              $           n/a     $      9,500,798      $         --      $       9,500,798
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Capital shares outstanding - Class A                    5,706,263              476,512        (2,746,043)(a)          3,436,732
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================
Capital shares outstanding - Class B                          n/a              940,074                --                940,074
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class A       5.26     $          10.13                --      $           10.13
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================
Net Asset Value and Offering Price Per Share - Class B        n/a     $          10.11                --      $           10.11
----------------------------------------------------==============------===============-------===========-------================
----------------------------------------------------==============------===============-------===========-------================

 *   Investments in securities, at cost           $    34,053,015     $     17,324,017      $         --             51,377,032

                                                                      See notes to financial statements
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the period ended June 30, 2001 (UNAUDITED)
                                                                                          Adjustments
                                                       BlackRock U.S.     PIMCO         (References are
                                                      Government Income  Total Return      to Pro Forma     Pro Forma
                                                        Portfolio **     Portfolio *        Footnotes)       Combined
-------------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Interest income (1)                              $     2,073,240         126,479              --          2,199,719
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                            2,073,240         126,479              --          2,199,719
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Investment advisory fee                                  146,745          12,454          14,234 (b) (c )   173,433
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Management fees                                           30,332              --         (30,332)(c )            --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Custody, fund accounting, and administration              25,764          36,662          11,344 (c )        73,770
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Custodian fees                                            11,344              --         (11,344)(c )            --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Audit                                                     10,008           7,583              --             17,591
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Trustee fees and expenses                                  5,671           3,832              --              9,503
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Legal                                                      6,406           6,406              --             12,812
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Transfer Agent Fee                                         1,891           3,334              --              5,225
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Insurance                                                    466             915              --              1,381
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Distribution Expense Class B                                  --           5,511              --              5,511
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Shareholder reporting and printing expenses               17,015           3,395              --             20,410
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Miscellaneous expenses                                     6,131          12,460              --             18,591
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
         Total Expenses                                       261,773          92,552         (16,098)           338,227
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
         Less expenses reimbursed by the adviser               33,552          70,852          (8,354)(d)         96,050
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
         Net expenses                                         228,221          21,700          (7,744)           242,177
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Net investment income                                  1,845,019         104,779           7,744          1,957,542
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Net realized gain (loss) on investments               (1,366,064)          7,779              --         (1,358,285)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Net realized gain on futures contracts and swaps              --           2,674              --              2,674
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss) on investments, futures   (1,366,064)           10,453              --         (1,355,611)
          contracts, and swaps
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation on investments,    616,976           70,266              --            687,242
         futures contracts, and swaps
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments, (749,088)          80,719             --           (668,369)
          futures contracts, and swaps
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations  $     1,095,931  $      185,498 $         7,744    $     1,289,173
--------------------------------------------------------==============---=============----============-----==============
--------------------------------------------------------==============---=============----============-----==============

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 1   Interest income includes security lending income of: $     25,650  $           -- $            --    $        25,650
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 *   Fund commenced operations on February 12, 2001
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 **  Operations for the year ended June 30, 2001            See notes to financial statements
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2001



INTRODUCTORY PARAGRAPH


The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of BlackRock U.S. Government Income Portfolio in exchange for shares of PIMCO Total Return Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, PIMCO Total Return Portfolio, and the results of operations of PIMCO Total Return Portfolio for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligation under the proposed Agreement and Plan or Reorganization.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the PIMCO Total Return Portfolio and BlackRock U.S. Government Income Portfolio, as though the reorganization occurred as of June 30, 2001. The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2001 as though the reorganization occurred as of the beginning of the period.

It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the PIMCO Total Return Portfolio of Met Investors Series Trust.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the BlackRock U.S. Government Income Portfolio, which are incorporated by reference in the Statement of Additional Information.

Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2001

Note a
Reflects change in shares outstanding due to the conversion of BlackRock U.S. Government Income Portfolio shares into PIMCO Total Return Portfolio shares based upon the net asset value of the PIMCO Total Return Portfolio shares at June 30, 2001.

Note b
Reflects the PIMCO Total Return Portfolio's investment advisory fee rate of 0.50%.

Note c
Reflects reclassification of certain balances to conform to the PIMCO Total Return Portfolio's expense structure.

Note d
Reflects adjustment to the level of the PIMCO Total Return Portfolio's expense cap of 0.65%.

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

     1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement")

     2.  Bylaws.  Incorporated  by  reference  to  the  Form  N-1A  Registration
     Statement.

     3. Not applicable.

     4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

     5. None other than as set forth in Exhibits 1 and 2.

     6(a). Management Agreement between Met Investors Advisory Corp. and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment No. 1").

     6(b). Form of Amendment No. 1 to Management Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A Registration Statement filed with the SEC on February 5, 2001 ("Pre-Effective Amendment No. 2").

     6(c). Form of Investment Advisory Agreement between Pacific Investment Management Company LLC and Met Investors Advisory Corp. with respect to the PIMCO Total Return Portfolio. Incorporated by reference to Pre-Effective Amendment No. 2.

     7. Form of Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Pre-Effective Amendment No. 2.

     8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

     9. Form of Custody Agreement between Investors Bank & Trust Company and Met
     Investors   Series  Trust.   Incorporated  by  reference  to  Pre-Effective
     Amendment No. 2.

     10(a). Rule 12b-1 Distribution Plans. Incorporated by reference to the Form N-1A Registration Statement.

     10(b). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.


     11.  Opinion  and  consent of  Sullivan &  Worcester  LLP.  Previously filed.
                                                                ==============

     12. Tax opinion and  consent of  Sullivan & Worcester  LLP. Filed herewith.
                                                                  ==============


     13. Not applicable.


     14.  Consent  of  Deloitte  & Touche  LLP.  Previously filed.
                                                 ========== =====


     15. Not applicable.

     16. Powers of Attorney. Incorporated by reference to the Pre-Effective Amendment No. 1 and Post-Effective Amendment No. 2 to the Form N-1A Registration Statement filed with the SEC on April 30, 2001.

     17. Form of Proxy Card and Voting Instructions. Filed herewith.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                                    SIGNATURES


         As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Newport Beach and State of California on the 27th day of August, 2001.


                                            MET INVESTORS SERIES TRUST

                                   By:      /s/ Elizabeth M. Forget
                                            Name: Elizabeth M. Forget
                                            Title: President


         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 27th day of August, 2001.


Signatures                          Title

/s/ Elizabeth M. Forget    President, Trustee
Elizabeth M. Forget

/s/ Mark Brandenberger*    Chief Financial Officer and Treasurer
Mark Brandenberger

/s/ Stephen M. Alderman*   Trustee
Stephen M. Alderman

/s/ Jack R. Borsting*      Trustee
---------------------
Jack R. Borsting

/s/ Gregory P. Brakovich*  Trustee
Gregory R. Brakovich

/s/ Theodore A. Myers*     Trustee
Theodore A. Myers

/s/ Tod A. Parrott*        Trustee
-------------------
Tod A. Parrott

/s/ Dawn M. Vroegop*       Trustee
Dawn M. Vroegop

/s/ Roger T. Wickers*      Trustee
---------------------
Roger T. Wickers

* By: /s/Robert N. Hickey
         Robert N. Hickey
         Attorney-in-fact

                                                       EXHIBIT INDEX







 Exhibit
    No.

    12                      Tax opinion and consent of Sullivan & Worcester LLP.
 ===============================================================================

    17                      Form of proxy card and voting instructions.
 ======================================================================

                                    SULLIVAN & WORCESTER LLP
                                    1025 CONNECTICUT AVENUE, N.W.
                                    WASHINGTON, D.C. 20036
                                    TELEPHONE: 202-775-8190
                                    FACSIMILE: 202-293-2275

565 FIFTH AVENUE                                     ONE POST OFFICE SQUARE
EIGHTEENTH FLOOR                            BOSTON, MASSACHUSETTS 02109
NEW YORK, NEW YORK 10017                    TELEPHONE: 617-338-2800
TELEPHONE: 212-486-8200                              FACSIMILE: 617-338-2880
FACSIMILE: 646-865-1494


                                                              August 24, 2001

BlackRock U.S. Government Income Portfolio
PIMCO Total Return Portfolio
Met Investors Series Trust
22 Corporate Plaza Drive
Newport Beach, California  92660


         Re: Acquisition of Assets of BlackRock U.S. Government Income Portfolio by PIMCO Total Return Portfolio



Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         BlackRock U.S. Government Income Portfolio ("Target Fund") is a series of Met Investors Series Trust, a Delaware business trust.

         PIMCO Total Return Portfolio ("Acquiring Fund") is also a series of Met Investors Series Trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the identified liabilities of Target Fund. Target Fund will then dissolve and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Acquiring Fund and Target Fund dated as of August 6, 2001 (the "Reorganization Agreement") and on a prospectus/proxy statement to be dated August 24, 2001, SEC File Number 333-65856, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Met Investors Series Trust on behalf of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the identified liabilities of Target Fund followed by the distribution of said Acquiring Fund shares to the shareholders of Target Fund in dissolution and liquidation of Target Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

         4. The shareholders of Target Fund will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

         6. The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares were held as capital assets on the date of the Reorganization.

         7. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                               Very truly yours,


                                               /s/ Sullivan & Worcester LLP

                                               SULLIVAN & WORCESTER LLP

                                      PROXY

                   BLACKROCK U.S. GOVERNMENT INCOME PORTFOLIO
                                       OF
                           MET INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the BlackRock U.S. Government Income Portfolio of Met Investors Series Trust ("Trust") hereby appoints James A. Shepherdson, III, Mark Brandenberger and Nicole Bishop, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held on October 5, 2001 at the offices of Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660 at 10:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby PIMCO Total Return Portfolio, a series of the Trust, will (i) acquire all of the assets of BlackRock U.S. Government Income Portfolio, a series of the Trust; and
     (ii) assume all of the identified liabilities of the Trust's BlackRock U.S. Government Income Portfolio.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                    Dated:                              , 2001
                                          ------------------------------

                                    MetLife Investors USA Insurance Company
                                    Name of Insurance Company


                                    Name and Title of Authorized Officer


                                    Signature of Authorized Officer

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:

MetLife Investors USA
Separate Account A

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!


                    PLEASE SIGN, DATE AND RETURN YOUR VOTING
                               INSTRUCTIONS TODAY!

         VOTING INSTRUCTIONS TO METLIFE INVESTORS USA INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
            MET INVESTORS SERIES TRUST TO BE HELD ON OCTOBER 5, 2001
                   VOTING INSTRUCTIONS SOLICITED ON BEHALF OF
                     METLIFE INVESTORS USA INSURANCE COMPANY

The undersigned hereby instructs MetLife Investors USA Insurance Company (the "Company") to vote all shares of the Portfolio of Met Investors Series Trust (the "Trust") listed on the reverse side of this card and represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:30 a.m., local time, on October 5, 2001, at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660 and at any adjournment thereof, as indicated on the reverse side. In its discretion, the Company is authorized to vote upon such other matters as may properly come before the meeting.

         RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                     VOTE VIA THE INTERNET: https:// vote.proxy-direct.com VOTE VIA FAX: 1-888-796-9932
                     CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                                   Signature

                                                   Signature (if held jointly)


                                                   Date

                                             (Please see reverse side)

UNITS HELD ON BEHALF OF THE CONTRACT OWNER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR THE PROPOSAL. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.  EXAMPLE:  |X|


PORTFOLIO                                                      UNITS
BlackRock U.S. Government Income Portfolio


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                        ---


         To approve an Agreement and Plan of Reorganization whereby PIMCO Total Return Portfolio, a series of the Trust, will (i) acquire all of the assets of BlackRock U.S. Government Income Portfolio, a series of the Trust, and (ii) assume the identified liabilities of the Trust's BlackRock U.S. Government Income Portfolio, substantially as described in the accompanying Prospectus/Proxy Statement.


Mark|_| To Vote FOR; or |_| To Vote AGAINST; or |_| To ABSTAIN From Voting




IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING OR FAXING